SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                            LATITUDE SOLUTIONS, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

X        No fee required

__       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

__       Fee paid previously with preliminary materials.

__ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                                       AND
                                 PROXY STATEMENT






                        Date:              October 20, 2011

                        Time:              10:00 a.m.

                        Place:             Wyndam Garden Hotel
                                           1950 Glades Road
                                           Boca Raton, Florida 33431
                                           (561) 368-5200

                            LATITUDE SOLUTIONS, INC.
                       2595 NW BOCA RATON BLVD., SUITE 100
                            BOCA RATON, FLORIDA 33431
                                 (561) 417-0644

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                OCTOBER 20, 2011

Dear Stockholder of Latitude Solutions, Inc.:

An Annual Meeting of Shareholders of Latitude Solutions, Inc. (the "Company") will be held at the Wyndam Garden Hotel, 1950 Glades Road, Boca Raton, Florida 33431 at 10:00 a.m., Eastern Standard Time on October 20, 2011 for the purposes of:

         1. To authorize 25,000,000 Preferred Shares with a $0.001 par value, in such classes or series with designation of rights, privileges, and preferences as the Board may later determine. The Company intends to issue shares of Preferred Stock, to make acquisitions in the future and potentially to raise capital. This action will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of Nevada.

         2. To amend the Company's articles of incorporation to increase the authorized common shares of the Company from 100,000,000 shares of common stock to 250,000,000 shares of common stock. This action will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of Nevada.

         3. To elect six persons to the Board of Directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

         4. To consider and to vote on the approval of the 2011 Latitude Solutions, Inc. Stock Option and Award Incentive Plan.

         5. To ratify the appointment of our Auditors, Mallah Furman and Company, P.A. for the fiscal year ending December 31, 2011.

         6. To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any such other business.

All shareholders are invited to attend the Annual Meeting. Shareholders of record at the close of business on September 9, 2011, the record date, fixed by the Board of Directors, are entitled to notice of and to vote at the meeting. A complete list of shareholders entitled to notice of and to vote at the meeting will be open for examination by shareholder beginning 10 days prior to the meeting for any purpose germane to the meeting during normal business hours at the offices of the Company, 2595 NW Boca Raton Blvd., Suite 100, Boca Raton, Florida 33431.

                             YOUR VOTE IS IMPORTANT

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS (1) IN PERSON OR (2) BY MAIL. FOR SPECIFIC INSTRUCTIONS REGARDING HOW TO VOTE, PLEASE REFER TO PAGE 3 OF THIS PROXY STATEMENT OR THE INSTRUCTIONS ON THE PROXY AND VOTING INSTRUCTION CARD. SUBMITTING A PROXY OR VOTING INSTRUCTIONS WILL NOT PREVENT YOU FROM ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON, IF YOU SO DESIRE, BUT WILL HELP US SECURE A QUORUM AND REDUCE THE EXPENSE OF ADDITIONAL PROXY SOLICITATION.

Dated: September 9, 2011       By order of the Board of Directors,



                               /s/ Harvey N. Kaye
                               -------------------------------------------------
                               Harvey N. Kaye, CEO, President and Chairman

                                 PROXY STATEMENT

                            LATITUDE SOLUTIONS, INC.
                       2595 NW BOCA RATON BLVD., SUITE 100
                            BOCA RATON, FLORIDA 33431
                                 (561) 417-0644


                                 ANNUAL MEETING
                                       OF
                             SHAREHOLDERS TO BE HELD
                                OCTOBER 20, 2011


                     SOLICITATION AND REVOCABILITY OF PROXY

This proxy statement ("Proxy Statement") and the accompanying proxy ("Proxy") is furnished in connection with the solicitation by the Board of Directors (the "Board") of Latitude Solutions, Inc., a Nevada corporation (the "Company"), for use at an Annual Meeting of Shareholders (the "Annual Meeting") to be held at Wyndam Garden Hotel located at 1950 Glades Road, Boca Raton, Florida 33431 on October 20, 2011 at 10:00 a.m., Eastern Standard Time, and for any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers, agents and employees of the Company, without extra remuneration, may also solicit proxies personally by telephone, telefax or other means of communication. In addition to mailing copies of this material to shareholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others, to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

A shareholder who has given a Proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a letter dated Proxy reflecting contrary instructions or appearing at the Annual Meeting and voting in person.

The mailing address of the Company's principal executive office is 2595 NW Boca Raton Blvd., Suite 100, Boca Raton, Florida 33431.

                  SHARES OUTSTANDING, VOTING RIGHTS AND PROXIES

Holders of shares of the Company's common stock, (the "Common Stock") of record at the close of business on September 9, 2011 (the "Record Date") are entitled to vote at the Annual Meeting or any postponement or adjournment thereof. On the Record Date there were issued and outstanding 55,378,132 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote.

You can vote at the Annual Meeting in any of the following ways.

     o You can attend the Annual Meeting and vote in person.

     o You can sign and return an appointment of proxy (proxy card) in the form enclosed with this proxy statement and appoint the persons named on the proxy card to vote your shares for you at the meeting, or you can validly appoint another person to vote your shares for you.

The holders of a majority of the outstanding shares of the Company entitled to vote on the matters proposed herein, present in person or by Proxy, shall constitute a quorum at the Annual Meeting. The approval of a majority of the outstanding shares of Common Stock present in person or represented by Proxy, assuming a quorum at the Annual Meeting, is required for the adoption of the matters proposed herein.

The form of Proxy solicited by the Board affords shareholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to, each matter to be acted upon at the Annual Meeting. Shares of Common Stock represented by the Proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited shareholder indicates a choice on the form of Proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not have the effect of votes in opposition to a director or "against" any other proposal to be considered at the Annual Meeting.

The person named as proxy is Harvey N. Kaye, CEO and President. All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a Proxy, the shares of Common Stock represented by your Proxy will be voted FOR the approval of all Proposals at the Annual Meeting.


                 INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

None. No director or shareholder owning 10% or more of the outstanding shares has indicated her or his intent to oppose any action to be taken at the meeting. No officer or director or shareholder has any interest in any matter to be voted upon.

                                   RECORD DATE

Stock transfer records will remain open. September 9, 2011 shall be the record date for determining shareholders entitled to vote and receive notice of the meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth information as of September 9, 2011, with respect to the shares of common stock of the Company owned by (i) owners of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, (and nominees) and (iii) all directors and officers of the Company as a group. Unless otherwise indicated, all shares are held by the person named and are subject to sole voting and investment by such person.

As of September 9, 2011, there are currently 100,000,000 common shares authorized and 55,378,132 shares are issued and outstanding.

     TITLE OF CLASS           NAME AND ADDRESS OF BENEFICIAL OWNER (1)       AMOUNT AND NATURE OF      PERCENT OF
                                                                             BENEFICIAL OWNERSHIP        CLASS
------------------------- ------------------------------------------------- ------------------------ ---------------
Common Stock              Harvey Kaye, Chief Executive Officer, President                 4,749,920           8.58%
                          and Chairman of Latitude Solutions, Inc. (2)

Common Stock              Matthew J. Cohen, Chief Financial Officer and                   2,033,333           3.67%
                          Director of Latitude Solutions, Inc. / Hawk
                          Management Group, Inc.  (3)

Common Stock              Warren V. Blasland, Jr., Executive Vice                         1,980,333           3.58%
                          President and Director of Latitude Solutions,
                          Inc. and Chief Executive Officer of Latitude
                          Clean Tech Group, Inc.

                                       2

     TITLE OF CLASS           NAME AND ADDRESS OF BENEFICIAL OWNER (1)       AMOUNT AND NATURE OF      PERCENT OF
                                                                             BENEFICIAL OWNERSHIP        CLASS
------------------------- ------------------------------------------------- ------------------------ ---------------

Common Stock              Jan Rowinski, Executive Vice President and                      2,892,084           5.22%
                          Chief Executive Officer and President of
                          GpsLatitude

Common Stock              Kenneth Koock, Director of Latitude Solutions,                    300,000           0.54%
                          Inc.

Common Stock              Lynden B. Rose, Director of Latitude Solutions,                         0              0%
                          Inc.

Common Stock              James Bohlig, Director of Latitude Solutions,                       5,001          <0.01%
                          Inc.
                                                                            ------------------------ ---------------
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (7 PERSONS)                              11,960,671          21.60%
                                                                            ======================== ===============

GREATER THAN 5% SHAREHOLDERS
---------------------------------------------------------------------------
Common Stock              John & Paul Dejoria Family Trust                                3,000,000           5.42%
-------------------------

(1) The address of each person listed below, unless otherwise indicated, is c/o 2595 NW Boca Raton Blvd., Suite 100, Boca Raton, Florida 33431.
(2) Mr. Kaye holds 2,773,960 shares of common stock beneficially through his wife and 1,975,960 shares directly.
(3) Mr. Cohen holds 750,000 directly and 1,283,333 shares beneficially through Hawk Management Group, Inc., a company of which his wife is the sole shareholder.


















                  (REMAINDER OF PAGE LEFT BLANK INTENTIONALLY)

               REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

         (a) Cash Compensation.

The table below represents the officer's compensation of the Company's Officers for the years ended December 31, 2010, 2009 and 2008, unless noted differently.

                                                                        NON-EQUITY   NON-QUALIFIED
                                                                         INCENTIVE     DEFERRED
                                                    STOCK     OPTION       PLAN      COMPENSATION   ALL OTHER
                               SALARY      BONUS    AWARDS    AWARDS    COMPENSATION    EARNINGS   COMPENSATION   TOTAL
 NAME & POSITION     YEAR        ($)        ($)      ($)       ($)          ($)          ($)          ($)          ($)
------------------- -------- ----------- --------- -------- ---------- -------------- ----------- ------------ -----------
Harvey Kaye,         2010     $183,789      $0       $0        $0           $0            $0          $0        $183,789
Chief Executive      2009     $159,782      $0       $0        $0           $0            $0          $0        $159,782
Officer and          2008        $0         $0       $0        $0           $0            $0          $0           $0
President (1)

Matthew J. Cohen,    2010     $193,724      $0       $0        $0           $0            $0          $0        $193,724
Chief Financial      2009     $146,000      $0       $0        $0           $0            $0          $0        $146,000
Officer(2)           2008        $0         $0       $0        $0           $0            $0          $0           $0

Warren V.
Blasland, Jr.,       2010     $174,374      $0       $0        $0           $0            $0          $0        $174,374
Executive Vice       2009     $116,000      $0       $0        $0           $0            $0          $0        $116,000
President(3)         2008        $0         $0       $0        $0           $0            $0          $0           $0


Jan Rowinski,        2010     $70,627       $0       $0        $0           $0            $0          $0        $70,627
Executive Vice       2009     $62,366       $0       $0        $0           $0            $0          $0        $62,366
President(4)         2008       $$0         $0       $0        $0           $0            $0          $0           $0
------------------- --------

         (1) During the year ended  December  31,  2010,  the amount of $183,789 consists of the amount of $89,451 paid to Harvey Kaye, directly, and $94,338 paid to Gulfstream Capital Group, owned by Harvey Kaye. During the year ended December 31, 2009, the amount of $159,782 consists of a $5,000 payment made to Harvey Kaye and the balance of $154,782 paid to Gulfstream Capital Group.

         (2) During the year ended December 31, 2010, the amount of $193,724 consists of the amount of $26,000 to Hawk Management Group, owned by Matthew Cohen's wife and the remaining amount of $167,724 paid directly to Matthew Cohen. During the year ended December 31, 2009, the amount of $146,000 consists of payments of $94,000 to Hawk Management Group and the remaining amount of $52,000 paid directly to Matthew Cohen. Pursuant to his employment agreement, Mr. Cohen receives a $700 a month automobile allowance.

         (3) During the year ended December 31, 2009, the amount of $115,750 consists of direct payments to Warren V. Blasland, Jr. in the amount of $83,750, the amount of $21,000 paid to Blasland Consulting and $11,000 paid to Blasland and Associates, both companies owned by Warren V. Blasland, Jr.

         (4) During the year ended December 31, 2010, the amount of $70,627 consists of direct payment to Jan Rowinski by LSI in the amount of $25,500 U.S., the amount of $45,127 U.S., paid by GpsLatitude for consulting services to the CSI Group, a Company owned by Jan Rowinski. During the year ended December 31, 2009, the amount of $62,366 consists of direct payment to Jan Rowinski by LSI in the amount of $22,500 U.S., the amount of $$35,165 U.S., paid by GpsLatitude for consulting services to the CSI Group. During the years ended December 31, 2010 and 2009, a portion of Mr. Rowinski's compensation was paid in Canadian Dollars, $46,500 and $39,866 Canadian, respectively. In accordance with US GAAP, the amount has been converted to US Dollars using a conversion based on the average currency rate for the year ended December 31, 2010 of $0.97048 for a salary expense of $45,127 and for the year ended December 31, 2009 of $0.88209 for a salary expense of $35,165 US Dollars.

         (b) Compensation Pursuant to Plans.  None.

         (c) Other Compensation.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

Not Applicable.

There were no grant of stock options to the Chief Executive Officer and other named executive officers during the fiscal years ended December 31, 2009 and 2010.

EMPLOYMENT AGREEMENTS

The Company entered into employment agreements as of March 31, 2009, with its key officers, as listed below. The agreements cover a five year term and provide for annual cash compensation as described below:


           NAME                        POSITION              ANNUAL COMPENSATION
   -----------------------     ------------------------      -------------------
   Harvey Kaye                 CEO, President                $225,000
   Matthew J. Cohen            CFO                           $205,000
   Warren V. Blasland, Jr.     Executive Vice President      $180,000
   Jan Rowinski                Executive Vice President      $180,000

During the years ended December 31, 2009 and 2010, none of the above officers received the full annual compensation under their employment agreements. All officers agreed to a cut in compensation during both years in order to facilitate the Company's operational growth.

Described below are the compensation packages our Board approved for our executive officers. The compensation agreements were approved by our board based upon recommendations conducted by the board.

Messrs. Kaye, Cohen, Blasland and Rowinski's employment agreements provide for a cash bonus of equivalent to 15% of the prior twelve (12) month's annual compensation, contingent on the Company reaching revenue, and gross profit targets per year as defined in writing with the Board of Directors before the commencement of each fiscal year. Such targets are to be determined based upon prior fiscal performance and using projections for future performance and current economic conditions.

Messrs. Kaye, Cohen, Blasland and Rowinski's employment agreements provide for a $700 per month automobile allowance, payable on a monthly basis.

EMPLOYMENT  CONTRACTS  AND  TERMINATION  OF  EMPLOYMENT  AND   CHANGE-IN-CONTROL
ARRANGEMENTS

There are employment contracts, compensatory plans or arrangements, including payments to be received from us, with respect to any of our executive officers which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of employment with us, any change in control of us, or a change in the person's responsibilities following such a change in control.

All of the existing employment agreements with our executives have a term of five years from the date of the agreement and thereafter renews for one year terms, unless ninety days notice is given by either the employee or the Company prior to the renewal date.

The employment contracts provide for the Executive to be paid all amounts owed to the Executive under the terms of the agreement upon termination or as salary continuation for a period to be determined at the time of termination.

In the event of a change of control, the Executive shall receive all accrued compensation; pro rata bonus; and severance equal to three times the sum of the annual base compensation for that entire fiscal year, plus the bonus amount, plus a cash payment of $50,000 along with any contributions that have been made to any retirement funds. In addition, the Company would be required to provide the executive and the executive's family with insurance for a thirty-six month period.


                               BOARD OF DIRECTORS

Committees and Meetings

The Board did not hold any formal meetings during the fiscal year ended December 31, 2010, and took actions by unanimous consent, as necessary.

In the ordinary course of business, the board of directors maintains a compensation committee and an audit committee.

The primary function of the compensation committee is to review and make recommendations to the board of directors with respect to the compensation, including bonuses, of our officers and to administer the grants under our stock option plan.

The functions of the audit committee are to review the scope of the audit procedures employed by our independent auditors, to review with the independent auditors our accounting practices and policies and recommend to whom reports should be submitted, to review with the independent auditors their final audit reports, to review with our internal and independent auditors our overall accounting and financial controls, to be available to the independent auditors during the year for consultation, to approve the audit fee charged by the independent auditors, to report to the board of directors with respect to such matters and to recommend the selection of the independent auditors.

In the absence of a separate audit committee our Board of Directors functions as audit committee and performs some of the same functions of an audit committee, such as recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls.

                              DIRECTOR COMPENSATION

The following table sets forth certain information concerning compensation paid to our directors for services as directors, but not including compensation for services as officers reported in the "Summary Executives Compensation Table" during the years ended December 31, 2010 and 2009:

                           FEES                                               NON-QUALIFIED
                           EARNED     STOCK     OPTION       NON-EQUITY         DEFERRED
      NAME         YEAR    OR PAID    AWARDS    AWARDS     INCENTIVE PLAN     COMPENSATION        ALL OTHER
                           IN CASH     ($)        ($)       COMPENSATION        EARNINGS        COMPENSATION      TOTAL
                             ($)                                 ($)               ($)               ($)           ($)
------------------ ------ ---------- --------- ---------- ---------------- ------------------ ---------------- -----------
Harvey Kaye (1)    2010     $-0-       $-0-      $-0-          $-0-              $-0-            $183,789       $183,789
                   2009     $-0-       $-0-      $-0-          $-0-              $-0-            $159,782       $159,782

Matthew J.         2010     $-0-       $-0-      $-0-          $-0-              $-0-            $193,724       $193,724
Cohen (2)          2009     $-0-       $-0-      $-0-          $-0-              $-0-            $146,000       $146,000

Warren V.          2010     $-0-       $-0-      $-0-          $-0-              $-0-            $174,374       $174,374
Blasland, Jr. (3)  2009     $-0-       $-0-      $-0-          $-0-              $-0-            $116,000       $116,000

Jan Rowinski (4)   2010     $-0-       $-0-      $-0-          $-0-              $-0-             $70,267       $70,267
                   2009     $-0-       $-0-      $-0-          $-0-              $-0-             $62,366       $62,366

Kenneth Koock (5)  2010     $-0-       $-0-      $-0-          $-0-              $-0-              $-0-           $-0-
                   2009     $-0-     $20,000     $-0-          $-0-              $-0-              $-0-         $20,000
------------------ ------

(1) Mr. Kaye serves as the CEO and President of the Company and receives a salary for such position. During the year ended December 31, 2010, the amount of $183,789 consists of the amount of $89,451 paid to Harvey Kaye, directly, and $94,338 paid to Gulfstream Capital Group, owned by Harvey Kaye. During the year ended December 31, 2009, the amount of $159,782 consists of a $5,000 payment made to Harvey Kaye and the balance of $154,782 paid to Gulfstream Capital Group, owned by Harvey Kaye.

(2) Mr. Cohen serves as the CFO of the Company and receives a salary for such position. During the year ended December 31, 2010, the amount of $193,724 consists of the amount of $26,000 to Hawk Management Group, owned by Matthew Cohen's wife and the remaining amount of $167,724 paid directly to Matthew Cohen. During the year ended December 31, 2009, the amount of $146,000 consists of payments of $94,000 to Hawk Management Group, owned by Matthew J. Cohen's wife, and the remaining amount of $52,000 paid directly to Matthew J. Cohen.

(3) Mr. Blasland serves as an Executive Vice President of the Company and receives a salary for such position. During the year ended December 31, 2009, the amount of $115,750 consists of direct payments to Warren V. Blasland, Jr. in the amount of $83,750, the amount of $21,000 paid to Blasland Consulting and $11,000 paid to Blasland and Associates, both companies owned by Warren V. Blasland, Jr.

(4) Mr. Rowinski, serves as an Executive Vice President of the Company and the President/CEO of GpsLatitude and receives a salary for such position.. During the year ended December 31, 2010, the amount of $70,627 consists of direct payment to Jan Rowinski by LSI in the amount of $25,500 U.S., the amount of $45,127 U.S., paid by GpsLatitude for consulting services to the CSI Group, a Company owned by Jan Rowinski. During the year ended December 31, 2009, the amount of $62,366 consists of direct payment to Jan Rowinski by LSI in the amount of $22,500 U.S., the amount of $$35,165 U.S., paid by GpsLatitude for consulting services to the CSI Group. During the years ended December 31, 2010 and 2009, a portion of Mr. Rowinski's compensation was paid in Canadian Dollars, $46,500 and $39,866 Canadian, respectively. In accordance with USGAAP, the amount has been converted to US Dollars using a conversion based on the average currency rate for the year ended December 31, 2010 of $0.97048 for a salary expense of $45,127 and for the year ended December 31, 2009 of $0.88209 for a salary expense of $35,165 US Dollars. Mr. Rowinski resigned as a director of the Company on July 26, 2011.

(5) During the year ended December 31, 2009, Mr. Koock received 100,000 shares of restricted common stock for his services as a director of the Company. The shares had a value of $20,000 or $0.20 per share.

At this time, our Directors do not receive cash compensation for serving on the LSI Board of Directors.

LIMITATION ON LIABILITY AND INDEMNIFICATION

Latitude Solutions,  Inc. is a Nevada  corporation.  The Nevada Revised Statutes
(NRS) provides that the articles of incorporation of a Nevada corporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except that any such provision may not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) acts specified in Section 78 (concerning unlawful distributions), or
(iv) any transaction from which a director directly or indirectly derived an improper personal benefit. LSI articles of incorporation contain a provision eliminating the personal liability of directors to LSI or LSI shareholders for monetary damages to the fullest extent provided by the NRS.

The NRS provides that a Nevada corporation must indemnify a person who was wholly successful, on the merits or otherwise, in defense of any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal (a "Proceeding"), in which he or she was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the Proceeding, unless such indemnity is limited by the corporation's articles of incorporation. LSI articles of incorporation do not contain any such limitation.

The NRS provides that a Nevada corporation may indemnify a person made a party to a Proceeding because the person is or was a director against any obligation incurred with respect to a Proceeding to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan) or reasonable expenses incurred in the Proceeding if the person conducted himself or herself in good faith and the person reasonably believed, in the case of conduct in an official capacity with the corporation, that the person's conduct was in the corporation's best interests and, in all other cases, his or her conduct was at least not opposed to the corporation's best interests and, with respect to any criminal proceedings, the person had no reasonable cause to believe that his or her conduct was unlawful. The Company's articles of incorporation and bylaws allow for such indemnification. A corporation may not indemnify a director in connection with any Proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or, in connection with any other Proceeding charging that the director derived an improper personal benefit, whether or not involving actions in an official capacity, in which Proceeding the director was judged liable on the basis that he or she derived an improper personal benefit. Any indemnification permitted in connection with a Proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with such Proceeding.

The NRS, unless otherwise provided in the articles of incorporation, a Nevada corporation may indemnify an officer, employee, fiduciary, or agent of the corporation to the same extent as a director and may indemnify such a person who is not a director to a greater extent, if not inconsistent with public policy and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract. LSI articles of incorporation provide for indemnification of directors, officers, employees, fiduciaries and agents of LSI to the full extent permitted by Nevada law.

LSI articles of incorporation also provide that LSI may purchase and maintain insurance on behalf of any person who is or was a director or officer of LSI or who is or was serving at the request of LSI as a director, officer or agent of another enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not LSI would have the power to indemnify him or her against such liability.

                                  ANNUAL REPORT

The Company's Annual Report on Form 10-K/A for the year ended December 31, 2010 (the "Form 10-K/A") is being furnished simultaneously herewith as Exhibit "A". The Form 10-K/A is not considered a part of this Proxy Statement.

The Company will also furnish to any stockholder of the Company a copy of any exhibit to the Form 10-K/A as listed thereon, upon request and upon payment of the Company's reasonable expenses of furnishing such exhibit. Requests should be directed to Harvey N. Kaye, President of Latitude Solutions, Inc., 2595 NW Boca Raton Blvd., Suite 100, Boca Raton, Florida 33431.


                         BOARD OF DIRECTORS AND OFFICERS

The persons listed below are currently Officers and the members of the Board of Directors. All of them are nominees for Director for the following term.

                        DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company as of September 9, 2011 are as follows:


            NAME                AGE                   POSITION
------------------------------ ------- -----------------------------------------
Harvey Kaye                     70    Chief Executive Officer, President and
                                      Chairman of Latitude Solutions, Inc.

Matthew J. Cohen                53    Chief Financial Officer and Director of
                                      Latitude Solutions, Inc.

Warren V. Blasland, Jr.         65    Executive Vice President and Director of
                                      Latitude Solutions, Inc. and Chief
                                      Executive Officer of Latitude Clean Tech
                                      Group, Inc.

Jan Rowinski,                   57    Executive Vice President and Chief
                                      Executive Officer/President of GpsLatitude
                                      (1)

Kenneth Koock                   68    Director of Latitude Solutions, Inc.

Lynden B. Rose                  50    Director of Latitude Solutions, Inc.

James Bohlig                    65    Director of Latitude Solutions, Inc.
------------------------------
(1)       Mr. Rowinski resigned as a director of the Company on July 26, 2011.

The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

The principal occupations of each director and officer of the Company for at least the past five years are as follows:

                              MANAGEMENT EXPERIENCE

HARVEY KAYE, CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT

Mr. Kaye was appointed as an officer and director of Latitude Solutions, Inc. on March 24, 2009. Mr. Kaye is formally Chairman and CEO of Gulfstream Capital Group, Inc., from 1993 to May 2008, a merchant banking, consulting and financial advisory organization, which provides advisory and corporate finance services to both public and private companies. Mr. Kaye has more than 30 years of experience in providing financing, strategic planning and administrative leadership to both large and small companies as an entrepreneur, investment banker, chairman, chief executive officer and director. Gulfstream has acted in a merchant banking, financial advisory and strategic planning capacity for numerous corporations, both public and private.

Currently, Mr. Kaye is on the Board for Angstrom Technologies, a security company that is engaged in manufacturing UV chemicals and scanners and other products for the security industry. Mr. Kaye has a BS in business from Temple University.

Mr. Kaye was appointed to the board of directors because of his experience in both development of financing and also strategic planning, operating experiences that are beneficial to Latitude Solutions at this stage in its operations.

MATTHEW J. COHEN, CHIEF FINANCIAL OFFICER AND DIRECTOR

Mr. Cohen was appointed as an officer March 24, 2009 and to the board of Latitude Solutions, Inc. on April 30, 2010. Mr. Cohen formerly served as Chief Financial Officer of Cavit Sciences from July 2008 to June 2009; a publicly traded company, and has also been the Chief Executive Officer and Chief Financial Officer of Genio Group, Inc. from July 2004 to June 2006 , a public company, as well as a member of its board of directors. Prior to these engagements, Mr. Cohen served as the Chief Financial Officer for several companies across a variety of industries including Sea Aerosupport, Inc. from June 2004 to July 2006, and Life Imaging Corporation from September 2002 to December 2003 a provider of diagnostic services and Interactive Technologies.com, Ltd., a publicly traded benefit and services company, where he continues today as a member of its board of directors. Mr. Cohen has a B.B.A. degree in Accounting from New Paltz State University, New York earned in 1980.

Mr. Cohen was appointed to the board of directors not only because of his background in management of public entities, but also because of his knowledge of public company accounting issues.

WARREN V. BLASLAND, JR., EXECUTIVE VICE PRESIDENT AND DIRECTOR OF LATITUDE SOLUTIONS, INC. AND CHIEF EXECUTIVE OFFICER OF LATITUDE CLEAN TECH GROUP, INC.

Mr. Blasland was appointed as an officer and to the board of Latitude Solutions, Inc. on March 24, 2009. Mr. Blasland is a Professional Engineer who has over 30 years experience in environmental engineering, including executive responsibility for the planning, design, construction and operation of waste treatment, water purification, and hazardous waste facilities. Mr. Blasland is licensed in 17 states nationwide and was President and CEO of Blasland Consulting Services, Inc., Environmental Engineers and Scientists from 2001 to 2008. He is the founder and retired President and Chairman of Blasland, Bouck & Lee, Inc., and is also the founder and former Chairman of BBL Environmental Services, Inc., a national Hazardous Waste Construction Company from 1984 through 2001.

Mr. Blasland was appointed to the board of directors of the Company not only because of his experience in management but also because of his experience in environmental engineering, which directly correlates to the business operations of Latitude Clean Tech Group, Inc.

JAN ROWINSKI, EXECUTIVE VICE PRESIDENT OF LATITUDE SOLUTIONS, INC. AND CHIEF EXECUTIVE OFFICER/PRESIDENT OF GPSLATITUDE

Mr. Rowinski was appointed as an officer and to the board of directors of Latitude Solutions, Inc. on March 24, 2009. Mr. Rowinski resigned as a director of Latitude Solutions, Inc. on July 26, 2011. Mr. Rowinski is a corporate/business development and turn-around professional, experienced in streamlining corporations and elevating them to higher levels of performance and profit. He has introduced technologies in U.S., Canadian and International markets.

Mr. Rowinski is the Co-Founder of GpsLatitude, a provider of security solutions and wireless telemetry for mobile assets and people, including advanced cost effective, integrated mobile live video streaming, tracking and live wireless transmission solutions on available public and private radios. Mr. Rowinski was the co-founder of MicroSlate Inc., a design and manufacture of patented, rugged mobile/wireless pen tablets, handheld and notebook computers from June of 1989 to August of 2004. MicroSlate was a Provider of cost-effective mobile/wireless, end-to-end enterprise hardware/software solutions for mobile workers, including police, military, utilities, transportation, oil and gas, telecommunication and government agencies.

Mr. Rowinski is a lecturer regarding technology and mobile/wireless computing. Mr. Rowinski holds an MBA degree from McGill University, B.Sc. in Mathematics, and an Electrical Engineering (DEC).

Mr. Rowinski was appointed to the board of directors of the Company because of his long time experience in the wireless industry.

KENNETH J. KOOCK, DIRECTOR OF LATITUDE SOLUTIONS, INC.

Mr. Koock was appointed to the Board of Directors of the Company on April 30. 2010. Mr. Koock graduated Duke University in 1963 with a B.A. and was also a graduate of St. John's Law School 1966 Juris Doctor Degree. From 1977 to 2003, he served as Vice Chairman of M.H. Meyerson & Co. where he helped lead the trading and investment departments. Currently, Mr. Koock is Chairman of the Board for Angstrom Technologies, a security company that is engaged in manufacturing UV chemicals and scanners and other products for the security industry. Mr. Koock was appointed a director of the public company, Sydys Corporation..

Mr. Koock was appointed to the board of directors of the Company because of his experience and knowledge in not only investment banking but also his experience in the management of public companies.

LYNDEN B. ROSE, DIRECTOR OF LATITUDE SOLUTIONS, INC.

Mr. Rose is a partner in the law firm of Stanley, Frank & Rose, LLP in Houston. Since 1992, he also has served as counsel to the West Palm Beach law firm The Rose Law Firm. From 2004 until 2007, Mr. Rose was a partner in the law firm of Lynden B. Rose, P.C. and from 2002 until 2004 Mr. Rose was a sole practitioner in the law firm of Lynden B. Rose, Attorney at Law, in Houston. From 1992 until 2000, he was a Partner in the law firm of Wilson Rose & Associates. Since 2003, Mr. Rose also served as President of LM Rose Consulting Group, and since 1991, he has served as President of Rose Sports Management, Inc. Mr. Rose is a member of the Oil, Gas and Energy Resources Law Section of the State Bar of Texas. From 1982 until 1984, he was a professional basketball player drafted by the Los Angeles Lakers and played with the Las Vegas Silvers and in Europe. Mr. Rose graduated from the University of Houston and received his Juris Doctorate from the University of Houston.

Mr. Rose has served as the secretary (since March 31, 2011) and a director of Red Mountain Resources, Inc., (since February of 2011).

Mr. Rose was appointed to the board of directors of the Company on April 13, 2011 because of his both his legal background and his experience in the oil and gas industry.

JAMES W. BOHLIG, DIRECTOR OF LATITUDE SOLUTIONS, INC.

Mr. James W. Bohlig serves as Chief Executive Officer of Re Community Holdings, LP. Mr. Bohlig served as Senior Vice President of Casella Waste Systems Inc. since January 2008. Mr. Bohlig served as Chief Development Officer and President of the Renewables Group of Casella Waste Systems Inc. He served as President of Casella Waste Systems Inc., from July 2001 to January 2008, and also served as its Chief Operating Officer from 1993 to January 2008. Mr. Bohlig also served as Senior Vice President of Casella Waste Systems Inc., from 1993 to July 2001. He serves as Director of RecycleRewards, Inc. He served as a Director of Casella Waste Systems Inc. since 1993. Mr. Bohlig holds a Bachelor of Science in Engineering and Chemistry from the U.S. Naval Academy and is a graduate of the Columbia University Management Program in Business Administration. He is a Licensed Professional Engineer.

Mr. Bohlig was appointed to the board of directors of the Company on April 13, 2011 and brings to the board of directors experience in the upper levels of corporate management combined with a familiarity with the purification of water and related environmental issues.


                                    AUDITORS

Mallah Furman and Company, P.A. ("Mallah Furman") is the Company's principal auditing accountant firm. The Company's Board of Directors has considered whether the provisions of audit services are compatible with maintaining Mallah Furman's independence. The engagement of our independent registered public accounting firm was approved by our Board of Directors prior to the start of the audit of our consolidated financial statements for the year ended December 31, 2010.

The following table represents aggregate fees billed to the Company for the years ended December 31, 2010 and December 31, 2009 by Mallah Furman and Company, P.A.

                                      Year Ended December 31,
                                2010                          2009
                       ------------------------      ---------------------
Audit Fees                             $72,387                    $12,000

Quarterly Review                       $35,853                    $11,000
Fees

Tax Fees                                $5,800                         $0

All Other Fees                              $0                         $0
                       ------------------------      ---------------------
Total Fees                            $114,040                    $23,000
                       ========================      =====================

All audit work was performed by the auditors' full time employees.


                    INFORMATION RELATING TO VARIOUS PROPOSALS

                                   PROPOSAL #1
                                   -----------

AUTHORIZATION TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO PERMIT THE ISSUANCE OF UP TO 25 MILLION (25,000,000) SHARES OF PREFERRED STOCK IN SUCH CLASSES AND SERIES WITH SUCH RIGHTS, PRIVILEGES AND PREFERENCES AS THE BOARD MAY HEREAFTER DETERMINE.

We are asking shareholders to authorize the directors of the Company to have the authority to issue up to twenty five million (25,000,000) shares of Preferred Stock. These shares are known as "blank check" preferred, because the Board can set in its discretion the classes, series and rights, privileges and preferences as it may determine in the future.

The actions for Proposal 1 will become effective as of the filing of an amendment to the Company's Articles of Incorporation with the Secretary of State of Nevada.

The Company is seeking to authorize Preferred Stock, because, in recent years, financing for smaller companies has often required the issuance of a senior class of stock with certain protections and preferences, upon liquidation, dividends, conversion privileges, anti-dilution provisions and other types of preferences and rights which are not found in "common" stock. Preferred stock is also frequently used to finance acquisitions, either by issuance for cash as equity in lieu of debt, or for asset acquisition. As of the date of this proxy, no acquisitions have been identified and the Company has not entered into any agreements to acquire any such businesses or entered into any agreements to issue any preferred shares for capital.

If the additional Preferred Stock is authorized, the Board will have complete discretion to authorize Series and Classes, and to negotiate and set the rights, privileges, and preferences of the classes and series. The discretion is commonly called a "blank check" when discussing Preferred Stock for which the Designations of Rights, Privileges, and Preferences have not been established.

Management will have also the discretion, subject to Board approval of how, when, and for what consideration the Preferred Shares may be issued. The Board can approve significant liquidation, dividend, voting conversion, and redemption rights that are very superior to those of common stock to the serious detriment of common stockholders. If the Preferred Stock authorization is approved, thereafter the common shareholder's will have NO other future input or approval over the Preferred Stock issuance, or its rights, privileges, preferences, or its series or classes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AUTHORIZATION TO ISSUE UP TO TWENTY FIVE MILLION (25,000,000) SHARES OF PREFERRED STOCK.

In the event that the ballot is left blank for a proposal, it will be deemed a "Yes" vote.

                                   PROPOSAL #2
                                   -----------

TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON SHARES OF THE COMPANY FROM 100,000,000 SHARES OF COMMON STOCK TO 250,000,000 SHARES OF COMMON STOCK

The Board of the Company determined that it was in the best interest of the Company and its shareholders to increase the authorized common shares of the Company from 100,000,000 shares of common stock to 250,000,000 shares of common stock.

We believe that the share increase authorization in our Articles of Incorporation is in the best interest of our corporation. Without additional shares authorized, the Company may find itself unable to raise any more capital through shares if it has issued all of its authorized shares.

It is emphasized that management of the Company may effect transactions having a potentially adverse impact upon the Company's shareholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except involving a merger where more shares will be issued equaling more than 20% of the issued and outstanding shares prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility but require a determination by the Board that the shares are being issued for fair and adequate consideration.

In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company. As of the date of this Schedule 14A, no acquisitions have been identified and the Company has not entered into any agreements to acquire any such businesses or entered into any agreements to issue shares for capital.

It is likely that the Company may acquire other compatible business opportunities through the issuance of Common Stock of the Company, although no such opportunities have been identified at this time. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior shareholder has paid, or at a greater than the then current market price. Typically unregistered shares are issued at less than market price due to their illiquidity and restricted nature, and the extended holding period, before they may be sold.

Future Dilutive Transactions

It is emphasized that management of the Company may effect transactions having a potentially adverse impact upon the Company's stockholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except in some cases involving a merger where the number of shares of common stock of the Company issued will equal more than 20% of the issued and outstanding shares of common stock of the Company prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility, but require a determination by the Board that the shares are being issued for fair and adequate consideration.

The issuance of additional shares in future transactions will allow, the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:

         1. Dilution may occur due to the issuance of additional shares. The percentage ownership of the Company by the existing shareholders may be diluted from 100% now.

         2. Control of the Company by stockholders may change due to new issuances.

         3. The election of the Board of Directors will be dominated by new large stockholders, effectively blocking current stockholders from electing directors.

         4. Business plans and operations may change.

         5. Mergers, acquisitions, or divestitures may occur which are approved by the holders of the newly issued shares, though no such opportunities have been identified by the Company at this time.

In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company. It is likely that the Company may acquire other compatible business opportunities through the issuance of common stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior stockholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations which such shares are subject to.

                                   PROPOSAL #3
                                   -----------

TO ELECT SIX PERSONS TO THE BOARD OF DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND QUALIFICATION OF THEIR RESPECTIVE SUCCESSORS

The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is at least one (1) but no more than seven (7). The Board has nominated six (6) persons. At this Annual Meeting, a Board of six (6) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below.

The three nominees are presently directors of the Company. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders, until resignation, or until a successor has been elected and qualified.

We do not currently maintain a nominating committee on our Board of Directors. Rather, all of the directors on the Company's board of directors at any given time participate in identifying qualified director nominees, and recommending such persons to be nominated for election to the Board at each annual meeting of our stockholders. As a result, our Board has not found it necessary to have a separate nominating committee. However, the Board may form a nominating committee for the purpose of nominating future director candidates.

Usually, nominees for election to the Board are proposed by our existing directors. In identifying and evaluating individuals qualified to become Board members, our current directors will consider such factors as they deem appropriate to assist in developing a board of directors and committees thereof that are diverse in nature and comprised of experienced and seasoned advisors. Our Board of Directors has not adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board. However, our Board believes that membership should reflect diversity in its broadest sense, but should not be chosen nor excluded based on race, color, gender, national origin or sexual orientation. In this context, the Board does consider a candidate's experience, education, industry knowledge and, history with the Company, and differences of viewpoint when evaluating his or her qualifications for election the Board. In evaluating such candidates, the Board seeks to achieve a balance of knowledge, experience and capability in its composition. In connection with this evaluation, the Board determines whether to interview the prospective nominee, and if warranted, one or more directors interview prospective nominees in person or by telephone.

The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Articles of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.

THE DIRECTORS NOMINATED BY MANAGEMENT ARE:

Harvey N. Kaye                   Kenneth Koock
Matthew J. Cohen                 Lynden B. Rose
Warren V. Blasland, Jr.          James Bohlig

The biographical information of all Director Nominees are contained on page 12, under "Management Experience."

Unless marked to the contrary on the ballot, all proxies will be voted in favor of the Management's nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.

Required Approval

For action to be taken at the Annual Meeting, a quorum must be present, which, under the Nevada Revised Statutes, is a simple majority. To be considered approved, the nominees must receive the affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting.


                                   PROPOSAL #4
                                   -----------

AUTHORIZATION FOR THE BOARD OF DIRECTORS OF THE COMPANY TO APPROVE AND ADOPT THE 2011 STOCK OPTION AND AWARD INCENTIVE PLAN

THE COMPANY AND THE PLAN

The Company has its executive offices at 2595 NW Boca Raton Blvd., Suite 100, Boca Raton, Florida 33431, and its telephone number is (561) 417-0644. As described in the accompanying NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, the Company proposes to adopt the 2011 Latitude Solutions, Inc. Stock Option and Award Incentive Plan ("Plan") attached hereto as Exhibit "B".

The Board of Directors believes that the Plan will enable the Company to compensate management and employees at a level competitive in the industry and provide for future determination for incentive compensation. As of September 9, 2011, the Company does not have any employees and has four (4) officers/directors and three (3) directors who would be eligible for grants under the Plan. At the time of this proxy statement, no options have been approved for issuance or issued.

The Board of Directors of the Company voted unanimously to adopt the 2011 Stock Option and Award Incentive Plan for Latitude Solutions, Inc. The Board of Directors believes that the adoption of the Plan critical to attracting, retaining, and motivating employees and other eligible persons of the Company. The Plan was approved by all members of the Board.

The following table sets forth information with respect to stock options to officers and directors of the Company granted pursuant to the Plan through September 9, 2011. At this time, the Company has not granted any stock options under the Plan and has no specific plans to grant options under the Plan.













                  (REMAINDER OF PAGE LEFT BLANK INTENTIONALLY)


               NAME                          TITLE            NUMBER OF        EXERCISE
                                                           OPTIONS GRANTED       PRICE      EXPIRATION DATE
----------------------------------- - -------------------  -----------------  ------------  ----------------
Harvey N. Kaye                        CEO, President and          0               NA              NA
                                      Chairman

Matthew J. Cohen                      CFO and Director            0               NA              NA

Warren V. Blasland, Jr.               Executive Vice              0               NA              NA
                                      President and
                                      Director

Jan Rowinski                          Executive Vice              0               NA              NA
                                      President
                                                                  0               NA              NA
Kenneth Koock                         Director

Lynden B. Rose                        Director                    0               NA              NA

James Bohlig                          Director                    0               NA              NA

All current Executive  Officers as
a Group (4 individuals)                                           0               NA              NA

All current  Directors who are not
Executive  Officers  as a Group (7
individuals)                                                      0               NA              NA

All   Employees   as  Group   (not
including  Executive  Officers and
Directors)                                                        0               NA              NA

DESCRIPTION OF THE 2011 LATITUDE SOLUTIONS, INC. STOCK OPTION AND AWARD INCENTIVE PLAN ("PLAN")

Below is a summary of the principal provisions of the Plan. The summary is not necessarily complete, and reference is made to the full text of the Plan attached as Exhibit "A" to this Proxy Statement. Capitalized terms used, but not defined herein, have the same meaning as set forth in the Plan.

GENERAL.

The Plan provides for the grant of stock options to directors, officers, employees, consultants, and advisors of the Company. The Plan is administered by a committee consisting of members of the Board of Directors (the "Stock Option Committee"), or in its absence, the Board of Directors.

SHARES SUBJECT TO THE PLAN.

The Plan provides for a total of twenty-five million (25,000,000) shares of common stock to be reserved for issuance subject to options. As of the date of this Proxy Statement, the Board has not approved the grant of any options to purchase shares of common stock, nor the conditions, performance or vesting requirements.

ANTI-DILUTION PROTECTION.

Proportionate adjustments will be made to the number of shares of common stock subject to the Plan in the event of any change in the capitalization of the Company affecting its common stock (e.g., a stock split, reverse stock split, stock dividend, combination, recapitalization, or reclassification). The Board or the Stock Option Committee, subject to Board approval, may also provide additional anti-dilution protection to a participant under the terms of such participant's option agreement or otherwise. Shares of common stock subject to option grants that are canceled, terminated, or forfeited will again be available for issuance under the Plan.

ADMINISTRATION OF THE PLAN.

The Stock Option Committee (or in its absence, the Board) administers the Plan and has the authority to modify an existing option, interpret the Plan, adopt rules and procedures relating to the administration of the Plan, and make such modifications to the Plan as are necessary to effectuate the intent of the Option Plan as a result of any changes in the tax, accounting, or securities laws treatment of participants and the Plan.

STOCK OPTIONS, RESTRICTED STOCK, AND STOCK APPRECIATION RIGHTS.

From time to time, the Stock Option Committee will recommend to the Board individuals that the Stock Option Committee believes should receive options, the amount of shares of common stock the Stock Option Committee believes should be subject to such option, and whether the option should be a qualified or nonqualified option. The Board will consider, but need not accept, the Stock Option Committee's grant recommendations.

The Board may grant nonqualified stock option or incentive stock options to purchase shares of common stock. Any person who is not an employee on the effective date of the grant of an option to such person may be granted only a nonstatutory stock option. Moreover, to the extent that options designated as incentive stock options become exercisable by a participant for the first time during any calendar year for stock having a fair market value greater than $100,000, the portions of such options that exceed such amount will be treated as nonstatutory stock options. The Plan does not provide for stock appreciation rights.

The Board will determine the number and exercise price of options, and the time or times that the options become exercisable. The term of an option will also be determined by the Board, provided that the term of a stock option may not exceed ten years from the date of grant.

EXERCISABILITY.

Each Stock Option Agreement shall specify the date when all or any installment of the Option becomes exercisable. In the case of an Optionee who is not an officer of the Company, a Director or a Consultant, an Option shall become exercisable at a rate of no more than 25% per year over a four-year period commencing on January 1 following the Date of Grant and 25% each year thereafter on January 1. Subject to the preceding sentence, the exercise provisions of any Stock Option Agreement shall be determined by the Administrator, in its sole discretion. The option exercise price may be paid in cash, by check or in such other form of lawful consideration (including promissory notes or shares of common stock then held by the participant). Each Option Agreement will specify the vesting and exercisability, in whole or in part.

CHANGE OF CONTROL.

The Plan provides that in the event of a sale by the Company of all or substantially all of its assets, a merger of the Company with another company, the sale or issuance of more than 50% of the total issued and outstanding voting stock of the Company to another party or parties in a single transaction or in a series of related transactions, resulting in a change of control of the Company, or a similar business combination or extraordinary transaction involving the Company, all outstanding options granted to any officer, director, or employee of or key consultant to the Company which have not vested will accelerate to a date at least ten (10) business days prior to the closing date of such sale or similar business combination or extraordinary transaction. The exercise of options the vesting of which has accelerated accordingly will not be effective until the closing date of an above-referenced extraordinary transaction or business combination. Such vested options will terminate on the date of the closing of the event causing the vesting of the options to accelerate. The vesting of the options is conditioned upon the closing of the transaction that causes the vesting of the options to accelerate. If said transaction does not close within 30 days from the acceleration date, then the vesting of the accelerated options will not be effective, and the options will revert to their original vesting schedule, subject to acceleration again in accordance with the Plan if another extraordinary transaction or business combination is proposed and closed.

TERM.

The Stock Option Agreement shall specify the term of the Option. No Option shall be exercised after the expiration of ten years after the date the Option is granted. Unless otherwise provided in the Stock Option Agreement, no Option may be exercised (i) three months after the date the Optionee's Service with the Company, its Parent or its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, (ii) one year after the date the Optionee's Service with the Company, its Parent or its subsidiaries terminates if such termination is a result of death or Disability, and (iii) if the Optionee's Service with the Company, its Parent, or its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. The Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or (ii). Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination.

NO TRANSFERABILITY.

Except as provided in the Plan a Participant may not assign, sell or transfer Rights, in whole or in part, other than by testament or by operation of the laws of descent and distribution.

PERMITTED TRANSFER OF NON-QUALIFIED OPTION.

The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO or Stock Purchase Right) as follows: (i) by gift to a member of the Participant's immediate family, or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Settlor (either or both (i) or (ii) referred to as a "Permitted Transferee"). For purposes of the Plan, "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

CONDITIONS OF PERMITTED TRANSFER.

A permitted transfer may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by testament or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of the Plan, which a copy of said agreement shall be provided to the Administrator for approval prior to the transfer.

STOCKHOLDER RATIFICATION.

The Plan must be approved by the stockholders of the Company within twelve months after the date of its adoption by the Board. Options granted prior to stockholder ratification may become exercisable no earlier than the date of stockholder ratification of the Plan. Options granted to executive officers that are designated as performance based under Section 162(m) of the Code must be contingent on stockholder ratification of the material terms of the Plan to the extent required under Section 162(m) of the Code.

AMENDMENTS TO THE PLAN.

The Board may amend or discontinue the Plan at any time subject to certain restrictions set forth in the Plan. No amendment or discontinuance may adversely affect any previously granted option award without the consent of the recipient.

FEDERAL INCOME TAX CONSEQUENCES.

The following general description of federal income tax consequences is based upon current statutes, regulations, and interpretations and does not purport to be complete. Reference should be made to the applicable provisions of the Internal Revenue Code of 1986 (the "Code"). In addition, state, local and foreign income tax consequences may be applicable to transactions involving options. The following description does not address specific tax consequences applicable to an individual participant who receives an option and does not address special rules that may be applicable to directors and officers.

Under existing federal income tax provisions, a participant who receives options will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes, upon the grant of an option.

When a non-qualified stock option granted pursuant to the Plan is exercised, the employee generally will realize ordinary income (compensation) measured by the difference between the aggregate purchase price of the common stock as to which the option is exercised and the aggregate fair market value of the common stock on the exercise date. The Company generally will be entitled to a deduction in the year the option is exercised equal to the amount the employee is required to treat as ordinary income. Any taxable income recognized in connection with a non-qualified stock option exercised by an Optionee who is also an employee of the Company will be subject to tax withholding by the Company. The basis for determining gain or loss upon a subsequent disposition of common stock acquired upon the exercise of a non-qualified stock option will be the purchase price paid to the Company for the common stock increased by an amount included in the Optionee's taxable income resulting from the exercise of such option. The holding period for determining whether gain or loss on such subsequent disposition is short-term or long-term generally begins on the date on which the Optionee acquires the common stock.

An employee generally will not recognize any income upon the exercise of an incentive stock option, but the exercise may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided that the employee does not dispose of such stock within two years from the date of grant and one year from the date of exercise of the incentive stock option (the "Required Holding Periods"). An employee disposing of such shares before the expiration of the Required Holding Periods will recognize ordinary income equal to the lesser of (i) the difference between the option price and the fair market value of the stock on the date of exercise, or (ii) the total amount of gain realized. The remaining gain or loss is generally treated as short term or long-term gain or loss depending on how long the shares are held. The Company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the shares of common stock received upon exercise before the expiration of the Required Holding Periods.

PROMISSORY NOTE.

To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, in the discretion of the Administrator, upon such terms as the Administrator shall approve, all or a portion of the Exercise Price or Purchase Price (as the case may be) of shares issued under the Plan may be paid with a full-recourse promissory note. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon, and held in the possession of the Company until said amounts are repaid in full. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

REPURCHASE RIGHTS.

Following a termination of the Participant's Service, the Company may repurchase the Participant's Rights.

REPURCHASE PRICE.

Following a termination of the Participant's Service the Repurchase Right shall be exercisable at a price equal to (i) the Fair Market Value of vested Stock or, in the case of exercisable options, the Fair Market Value of the Stock underlying such unexercised options less the Exercise Price, or (ii) the Purchase Price or Exercise Price, as the case may be, of unvested Stock; provided, however, the right to repurchase unvested stock as described in the Plan shall lapse at a rate of at least 33.33% per year over three years from the date the Right is granted.

EXERCISE OF REPURCHASE RIGHT.

A Repurchase Right may be exercised only within 90 days after the termination of the Participant's Service (or in the case of Stock issued upon exercise of an Option or after the date of termination or the purchase of Stock under a Stock Purchase Agreement after the date of termination, within 90 days after the date of the exercise or Stock purchase, whichever is applicable) for cash or for cancellation of indebtedness incurred in purchasing the shares.

TERMINATION OF REPURCHASE AND FIRST REFUSAL RIGHTS.

Each Stock Option Agreement and Stock Purchase Agreement shall provide that the Repurchase Rights and First Refusal Rights shall have no effect with respect to, or shall lapse and cease to have effect when the issuer's securities become publicly traded or a determination is made by counsel for the Company that such Repurchase Rights and First Refusal Rights are not permitted under applicable federal or state securities laws.

MARKET STAND-OFF.

Each Stock Option Agreement and Stock Purchase Agreement shall provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the Company's initial public offering, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "Market Stand-Off").

STOCK DIVIDENDS, SPLITS, ETC.

If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares of Stock available for Rights, (ii) the number of shares of Stock covered by outstanding Rights, and (iii) the Exercise Price or Purchase Price of any Stock Option or Purchase Right, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

The Company and the Majority Shareholders need not comply with any federal or state regulatory requirements in connection with ratifying the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF THE 2011 STOCK OPTION AND INCENTIVE AWARD PLAN.

                                   PROPOSAL #5
                                   -----------

TO RATIFY THE APPOINTMENT OF OUR AUDITORS, MALLAH FURMAN AND COMPANY, P.A. FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011

Mallah Furman and Company, P.A., Independent Public Accountants, of Fort Lauderdale, Florida have been appointed as the Certifying Accountants for the period through fiscal year 2011 and shareholders are asked to ratify such appointment. Ratification of the appointment of Mallah Furman and Company, P.A., as the Company's independent public accountants for the fiscal year ending December 31, 2011 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Mallah Furman and Company, P.A. for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Mallah Furman and Company, P.A. are not expected to be present at the Annual Meeting and will not make statements.

Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of Mallah Furman and Company, P.A. as independent accountants for the Company's year ending December 31, 2011.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                         FINANCIAL AND OTHER INFORMATION

Reference is made to the financial statements and other information included in the Company's Annual Report on Form 10-K/A for the period ended December 31, 2010 (as filed with the Securities and Exchange Commission on May 20, 2011), which is incorporated herein by reference and attached as Exhibit "A".

                                  OTHER MATTERS

The Board is not aware of any other matter other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.


Dated: September 9, 2011         By order of the Board of Directors,

                                 /s/ Harvey N. Kaye
                                 ---------------------------------------------
                                 Harvey N. Kaye, CEO, President and Chairman

                                     BALLOT
--------------------------------------------------------------------------------

                            LATITUDE SOLUTIONS, INC.
                       2595 NW BOCA RATON BLVD., SUITE 100
                            BOCA RATON, FLORIDA 33431
                                 (561) 417-0644

           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, October 20, 2011

The undersigned hereby appoints Harvey N. Kaye, CEO and President, proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Latitude Solutions, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held at the Wyndham Garden Hotel located at 1950 Glades Road, Boca Raton, Florida 33431, at 10:00 a.m., Eastern Standard Time, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

             PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

                    WE ARE ASKING YOU FOR A PROXY AND YOU ARE
                         REQUESTED TO SEND US A PROXY.


BY MAIL

Mark, sign and date your proxy and voting instruction card and return it to Latitude Solutions, Inc., 2595 NW Boca Raton Blvd., Suite 100, Boca Raton, Florida 33431.



                    CONTROL NUMBER: ________________________

   THIS PROXY AND VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

         1. To authorize 25,000,000 Preferred Shares with a $0.001 par value, in such classes or series with designation of rights, privileges, and preferences as the Board may later determine. This requires an amendment to our Articles of Incorporation.

-------------------------- ---------------------------- ------------------------
       [_] FOR                    [_] AGAINST                 [_] ABSTAIN
-------------------------- ---------------------------- ------------------------

         2. To amend the Company's articles of incorporation to increase the authorized common shares of the Company from 100,000,000 shares of common stock to 250,000,000 shares of common stock. This action will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of Nevada.

-------------------------- ---------------------------- ------------------------
       [_] FOR                    [_] AGAINST                 [_] ABSTAIN
-------------------------- ---------------------------- ------------------------

         3. To elect the following six persons to the Board of Directors to hold office until the next annual meeting of shareholders and qualification of their respective successors:

           Name                      FOR             AGAINST          ABSTAIN
---------------------------- ------------------- ---------------- --------------
Warren V. Blasland                   [_]               [_]              [_]
James Bohlig                         [_]               [_]              [_]
Matthew J. Cohen                     [_]               [_]              [_]
Harvey N. Kaye                       [_]               [_]              [_]
Kenneth Koock                        [_]               [_]              [_]
Lynden B. Rose                       [_]               [_]              [_]

To withhold authority for any individual nominee, write that nominee's name here: ________________________

         4. To consider and to vote on the approval of the 2011 Latitude Solutions, Inc. Stock Option and Award Incentive Plan.

-------------------------- ---------------------------- ------------------------
       [_] FOR                    [_] AGAINST                 [_] ABSTAIN
-------------------------- ---------------------------- ------------------------

         5. To ratify the appointment of our Auditors, Mallah Furman and Company, P.A. for the fiscal year ending December 31, 2011.

-------------------------- ---------------------------- ------------------------
       [_] FOR                    [_] AGAINST                 [_] ABSTAIN
-------------------------- ---------------------------- ------------------------

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY CARD PROMPTLY TO LATITUDE SOLUTIONS, INC., 2595 BOCA RATON BLVD., SUITE 100, BOCA RATON, FLORIDA 33431.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSAL.


-------------------------------------        -----------------------------------
Number of Shares owned                       Signature of Stockholder


                                             -----------------------------------
                                             Printed Name

Dated:_______________, 2011
                                             -----------------------------------
                                             Signature if held jointly


                                             -----------------------------------
                                             Printed Name

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   EXHIBIT "A"

                            LATITUDE SOLUTIONS, INC.

                                   FORM 10K/A
                      FOR THE YEAR ENDED DECEMBER 31, 2010

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 10-K/A
                                Amendment No. 1

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        For the fiscal year ended December 31, 2010

                                      OR

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        For the transition period from _________ to _____________


                        Commission file number: 000-54194

                            LATITUDE SOLUTIONS, INC.
 ------------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)


             Nevada                                             26-1284382
----------------------------------                        ----------------------
 State or other jurisdiction of                               I.R.S. Employer
  incorporation or organization                             Identification No.

                      190 NW Spanish River Blvd., Suite 101
                              Boca Raton, FL 33431
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (561) 417-0644

           Securities registered pursuant to Section 12(b) of the Act:

 Title of each class registered                            Name of each exchange
                                                            on which registered
----------------------------------                        ----------------------
         Not Applicable                                       Not Applicable

           Securities registered pursuant to Section 12(g) of the Act:

                                  COMMON STOCK
                                  ------------
                                (Title of class)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.
                                                                  Yes |_| No |X|

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. |_|

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                                                  Yes |_| No |X|

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data file required to be submitted and posted pursuant to Rule 405 of Regulation S-T (section 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files)
                                                                  Yes |_| No |_|

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (ss. 229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. |X|

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check One).

----------------------------- --------  ----------------------------- ----------
Large accelerated filer         [___]   Accelerated filer                 [___]
----------------------------- --------  ----------------------------- ----------
Non-accelerated filer           [___]   Smaller reporting company         [_X_]
(Do not check if a smaller
 reporting company)
----------------------------- --------  ----------------------------- ----------

Indicate by check mark whether the Registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes |_| No |X|

The aggregate market value of voting stock held by non-affiliates (18,264,748 shares) of the registrant as of April 13, 2011 was $27,397,122.

There were 34,127,315 shares outstanding of the registrant's Common Stock as of April 11, 2011.

                                TABLE OF CONTENTS

                                     PART I

ITEM 1       Business                                                          1
ITEM 1 A.    Risk Factors                                                     10
ITEM 1 B.    Unresolved Staff Comments                                        17
ITEM 2       Properties                                                       18
ITEM 3       Legal Proceedings                                                18
ITEM 4       Removed and Reserved                                             18

                                     PART II

ITEM 5       Market for Registrant's Common Equity, Related Stockholder
             Matters and Issuer Purchases of Equity Securities                19
ITEM 6       Selected Financial Data                                          34
ITEM 7       Management's Discussion and Analysis of Financial
             Condition and Results of Operations                              34
ITEM 7 A.    Quantitative and Qualitative Disclosures About Market Risk       40
ITEM 8       Financial Statements and Supplementary Data                      40
ITEM 9       Changes in and Disagreements with Accountants on Accounting
             and Financial Disclosure                                         40
ITEM 9 A.    Controls and Procedures                                          40
ITEM 9 A(T). Controls and Procedures                                          40
ITEM 9B      Other Information                                                40

                                    PART III

ITEM 10      Directors, Executive Officers, and Corporate Governance          41
ITEM 11      Executive Compensation                                           44
ITEM 12      Security Ownership of Certain Beneficial Owners and Management
             and Related Stockholder Matters                                  49
ITEM 13      Certain Relationships and Related Transactions, and Director
             Independence                                                     51
ITEM 14      Principal Accounting Fees and Services                           51

                                     PART IV

ITEM 15      Exhibits, Financial Statement Schedules                          52
SIGNATURES                                                                    79

                                EXPLANATORY NOTE

LATITUDE SOLUTIONS, INC., (THE "COMPANY"), IS FILING THIS AMENDMENT TO ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2010 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 15, 2011, FOR THE SOLE PURPOSE OF AMENDING THE DISCLOSURES IN THE FINANCIAL STATEMENTS AND THE NOTES TO THE FINANCIAL STATEMENTS INCLUDED IN PART II - ITEM 8 AND AMENDING THE DISCLOSURES IN PART I - ITEM 1A, PART II - ITEM 5 AND PART II - ITEM 7 OF THIS FILING.

THIS AMENDMENT DOES NOT REFLECT EVENTS OCCURRING AFTER THE ORIGINAL FILING EXCEPT AS NOTED ABOVE. EXCEPT FOR THE FOREGOING AMENDED INFORMATION, THIS FORM 10-K/A CONTINUES TO SPEAK AS OF THE DATE OF THE ORIGINAL FILING AND THE COMPANY HAS NOT OTHERWISE UPDATED DISCLOSURES CONTAINED THEREIN OR HEREIN TO REFLECT EVENTS THAT OCCURRED AT A LATER DATE.

                           FORWARD LOOKING STATEMENTS

THIS DOCUMENT INCLUDES FORWARD-LOOKING STATEMENTS, INCLUDING, WITHOUT LIMITATION, STATEMENTS RELATING TO LATITUDE SOLUTIONS, INC. ("LATITUDE") PLANS, STRATEGIES, OBJECTIVES, EXPECTATIONS, INTENTIONS AND ADEQUACY OF RESOURCES. THESE FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, AND OTHER FACTORS THAT MAY CAUSE LATITUDE'S ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY THE FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, AMONG OTHERS, THE FOLLOWING: ABILITY OF LATITUDE'S TO IMPLEMENT ITS BUSINESS STRATEGY; ABILITY TO OBTAIN ADDITIONAL FINANCING; LATITUDES LIMITED OPERATING HISTORY; UNKNOWN LIABILITIES ASSOCIATED WITH FUTURE ACQUISITIONS; ABILITY TO MANAGE GROWTH; SIGNIFICANT COMPETITION; ABILITY TO ATTRACT AND RETAIN TALENTED EMPLOYEES; AND FUTURE GOVERNMENT REGULATIONS; AND OTHER FACTORS DESCRIBED IN THIS DOCUMENT OR IN OTHER OF LATITUDE'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. LATITUDE IS UNDER NO OBLIGATION, TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

For further information about these and other risks, uncertainties and factors, please review the disclosure included in this report under Item 1A "Risk Factors."



                                     PART I

ITEM 1. BUSINESS
----------------

HISTORY

Latitude Solutions, Inc. (hereafter "LSI" or "the Company") was originally incorporated in the State of Idaho on June 10, 1983 to acquire and develop mineral claims located in the Miller Mountain Mining District near Idaho City, Idaho. Because the Company did not have the necessary funds to maintain the claims and continue to pay the necessary assessment fees related to the claims, the claims were abandoned in 1997 and written off. In March 2007, we changed our corporate domicile from the State of Idaho to the State of Nevada by effecting a change of domicile merger with a Nevada corporation named Genex Biopharma, Inc. that was created in October 2005. We then changed the name of the surviving Nevada Corporation to GMMT, Inc. In July 2009, we amended the Articles of Incorporation to change our name to Latitude Solutions, Inc.

In July 2009, we affected a reverse stock split of our issued and outstanding shares of common stock on a one share for 23.1975 shares basis. As a result of the stock split, the number of shares of our issued and outstanding common stock was decreased to approximately 500,000 shares. The reverse stock split did not alter the par value of our common stock and, accordingly, the reverse split did not affect our total stockholders' equity. The reverse stock split was unanimously approved by our board of directors and by a majority of our stockholders by written consent.

Latitude Solutions, Inc., through four subsidiaries, has operations based upon its proprietary technologies.

     - Latitude Clean Tech Group, Inc. provides products, processes and solutions for contaminated water applications.

     - Latitude Energy Services ("LES") provides water remediation services to the Oil, Gas and Energy industries worldwide utilizing innovative and patented technologies developed by its majority equity holder, Latitude Solutions, Inc. ("LSI") and is subsidiary companies. LES will market and own and operate remediation/processing units for its clients under strict licensing and leasing agreements to insure quality of service, protect the integrity and efficacy of the technology.

     - 6709800 Canada, Inc. dba GpsLatitude, the Company's third subsidiary, is the technology/software/hardware group, which provides wireless telemetry/live video streaming and security products for Mobile Assets, Public Security, Corporate and National Security applications.

     - Trinity Solutions, Inc., the Company's fourth operating subsidiary, is the Company's internal business marketing subsidiary which provides sales and marketing support to the other subsidiaries.

We maintain offices in Boca Raton, Florida; Denver, Colorado; Montreal, Quebec, Canada; Alberta, Canada and Riyadh, Saudi Arabia. Our principal executive offices are located at 190 NW Spanish River Blvd., Suite 101, Boca Raton, Florida 33431 and our telephone number is (561) 417-0644. The Company maintains a website at www.lsiworldwide.com, such website is not incorporated into or a part of this filing.

ACQUISITION OF 6709800 CANADA, INC. OPERATING AS GPSLATITUDE, TRINITY SOLUTIONS, INC., AND LATITUDE CLEAN TECH GROUP, INC.

On March 24, 2009, we entered into agreements to acquire 6709800 Canada, Inc. dba GpsLatitude, Trinity Solutions, Inc. and Latitude Clean Tech Group, Inc. through our wholly-owned subsidiary, GMMT Acquisitions, Inc. ("GMMT Acquisitions") Under the terms of the agreements, GMMT Merger, Inc. ("GMMT Merger") acquired 50% of the issued and outstanding shares of 6709800 Canada dba GpsLatitude and 100% of all the stock in Trinity Solutions, Inc. and Latitude Clean Tech Group, Inc. GMMT Acquisitions then merged with and into GMMT Merger, with GMMT Merger, Inc. being the surviving corporate entity. In consideration for the acquisitions, we issued to the stockholders of GMMT Merger 19.5 million shares of common stock, post split to reflect the 1 share for 23.1975 shares basis that we affected prior to the closing of the transaction. Upon completion of the acquisitions, we changed our corporate name to Latitude Solutions, Inc.

Latitude Energy Services, LLC was organized in the state of Nevada on February 8, 2011. LSI has a 70% equity ownership in LES, the remaining 30% equity ownership is owned by third party entities. LSI is one of five managers of the LLC, the other four managers are from the 30% equity owners of the LLC.

The final corporate structure is as follows:


                                                   LATITUDE SOLUTIONS, INC.
                                                    (A Nevada Corporation)

                                               Harvey Kaye, President-CEO-Director
                                                 Matthew Cohen, COO-CFO-Director
                                       Jan Rowinski, Executive Vice-President-Director
                                  Warren V. Blasland, Jr., Executive Vice-President-Director
                               /                    /                  \                     \
                              /                    /                    \                     \
                             /                    /                      \                     \
                            /                    /                        \                     \
                           /                    /                          \                     \

LATITUDE CLEAN TECH GROUP, INC.  LATITUDE ENERGY SERVICES, LLC     TRINITY SOLUTIONS, INC.           6709800 CANADA, INC.
   (A Florida Corporation)            (A Nevada Limited            (A Florida Corporation)            (DBA GPSLATITUDE)
 (Wholly-owned subsidiary of         Liability Company -        (Wholly-owned subsidiary of   (A Canadian Corporation) 50% owned
   Latitude Solutions, Inc.)       70% owned subsidiary of        Latitude Solutions, Inc.)   subsidiary of Latitude Solutions, Inc.
Warren Blasland, CEO-Director      Latitude Solutions, Inc.)                                   Jan Rowinski, President/CEO-Director
                                       Ray Harlow, CEO


     LATITUDE SOLUTIONS, INC.

Our proprietary technologies and operations reside in four subsidiaries, discussed in greater detail under Operational Divisions.

     LATITUDE CLEAN TECH GROUP, INC. ("LCTG")

Latitude Clean Tech Group, Inc., a wholly-owned subsidiary, is a Florida corporation and is the contaminated water remediation company. LCTG provides products, processes and solutions for contaminated water issues resulting from various oil/gas drilling operations including water used in hydraulic fractionizing of wells, contaminated water relating to the Alberta oil sands, and mining operations producing contaminated water.

     LATITUDE ENERGY SERVICES, LLC ("LES")

Latitude Energy Services, LLC ("LES") provides water remediation services to the Oil, Gas and Energy industries worldwide utilizing innovative and patented technologies developed by its majority equity owner, Latitude Solutions, Inc. ("LSI") and its subsidiary companies. LES will market, own and operate remediation/processing units for its clients under strict licensing and leasing agreements to insure quality of service, protect the integrity and efficacy of the technology and to maximize financial benefits to the company.

     6709800 CANADA, INC. OPERATING AS GPSLATITUDE

GpsLatitude is a Canadian corporation and is the Company's technology/software hardware group, which provides wireless telemetry/live video streaming security products to mobile assets and people.

     TRINITY SOLUTIONS, INC. ("TRINITY SOLUTIONS")

Trinity Solutions is a Florida corporation designed to provide the Company with marketing and sales capabilities to identify the opportunities available for federal and state contracts and other governmental business opportunities.
Trinity Solutions has entered into a strategic alliance with Applied Geo Technologies, a tribally chartered corporation wholly owned by the Mississippi Band of Choctaw Indians d/b/a Chahta Enterprises. This strategic alliance will allow us to actively compete for and participate in technology and government related contracts.

Trinity Solutions intends to market the Company's products and services through not only direct marketing efforts, but also through the development of strategic alliances, licensing agreements, vendor and distributor agreements where and when applicable. Those agreements that are in place are discussed in greater detail below.

Each of our four subsidiaries contains proprietary technologies, research and development capabilities for new products as well as marketing capabilities for both government and commercial sectors.

OUR PRODUCTS AND STRATEGY

LATITUDE CLEAN TECH GROUP, INC. ("LATITUDE CLEAN TECH GROUP")

Latitude Clean Tech Group's proprietary Electrolytic Precipitation (EP)(TM) technology provides a cost effective, efficient and environmentally sound means of treating large amounts of contaminated water resulting from oil and gas extraction projects worldwide. The Company has the exclusive worldwide license for a proprietary EP technology which has proven to be highly scalable into large industrial applications as well as smaller special use operations. Further, the Company has filed a U.S. provisional patent application reflecting recent new technology breakthroughs. The technology can provide high pollutant removal efficiencies of a wide variety or both organic and inorganic pollutants from water. The Company's technology requires a small footprint and is configured for mobile capability.

Latitude Clean Tech Group is initially focusing its sales and marketing efforts for its Electrolytic Precipitation technology service on government and large corporate clients. In light of the increasing issues related to major industrial produced water pollution, mining, oil/ natural gas (hydraulic fracturing), contaminated water related issues, together with ever increasing expenditures for defense, surveillance and anti-terrorism requirements, there is a growing market for the Company's technologies, both domestically and possibly internationally.

Latitude Clean Tech Group intends to market their proprietary technology not only directly through their efforts and the efforts of Trinity Solutions, but also in the development of industry relationships, which could take the form of licensing agreements, agency agreements and strategic alliances.

Recognizing the long term effects of the British Petroleum (BP) oil spill in the Gulf of Mexico, Latitude Clean Tech Group has entered into a Consulting Agreement with the Laurino Group on June 8, 2010. Commodore Dante Laurino, CEO of Laurino Consulting Group, also serves the nation as a volunteer as the Assistant National Commodore of the Readiness-Support Group of the U.S. Coast Guard Auxiliary. Together we have entered into a number of discussions with both government and private entities to provide a comprehensive plan to deal with the Gulf disaster.

The Consulting Agreement with Laurino Consulting, provides for Laurino to provide Latitude Clean Tech Group with professional consulting services in the area of corporate development, business development, and strategic planning support as requested. In return for such services, Laurino Consulting receives $5,000 a month. In addition, Laurino Consulting will receive 5% of all gross income from the sales, licensing, leasing, financing or other use of the Latitude EP technology for its services in connection with such services. The Consulting Agreement also provides for Laurino Consulting, in the event of the consummation of an equity or debt financing identified by Laurino to receive 10% percent of the amount invested by any identified investor, and (ii) warrants to purchase common shares of Latitude Solution. The calculation of the number of shares underlying the warrant shall be equal to 5% percent times the consideration received by Latitude Clean Tech divided by the fair market value per share of Latitude Solution's common shares.

As additional bonus compensation, Laurino Group was issued 50,000 shares of the restricted common stock of Latitude Solutions.

The Consulting Agreement has a term of one year.

         ALBERTA OIL SANDS

One of the world's worst ecological disasters can be found in the Oil Sands tailings ponds mining operations in the Fort McMurray/Fort McKay areas of Alberta, Canada. As a result of oil recovery operations, tailings ponds which contain residual contaminated water have been deposited in a man-made lake of some 50 square miles which continues to expand. Latitude Clean Tech Group has accelerated its efforts to introduce and deploy its proprietary water treatment technology to address the environmental issues related to the extraction of oil from the Oil Sands in Alberta and is in discussions with CNRL, Shell and Syncrude.

--------------------------------------------------------------------------------
                                   CLEAN TECH
                               MARKET APPLICATIONS
                                      WATER
--------------------------------------------------------------------------------
600 GPM & LARGER                          600 GPM & SMALLER
----------------------------------------- --------------------------------------
A.  OIL/GAS                               A.  MILITARY POTABLE WATER
-----------                               --------------------------
1.       Alberta Oil Sands                1.       Support Troops in Field
2.       Shale Bed; Frac & Product H2O    2.       Military Bases
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
B.  MINE WASTES                           B. TRIBAL (U.S. & CANADA)
---------------                           -------------------------
1.       Gold Mines                       1.       Potable Water
2.       Copper Mines                     2.       Sanitary Wastes
3.       Diamond Mines
4.       Coal Mines
----------------------------------------- --------------------------------------

LICENSE AGREEMENT WITH SEPARATECH CANADA, INC.

On February 15, 2011, LSI entered into a License Agreement ("the Separatech License") with Separatech Canada, Inc. ("Separatech.")

The Separatech License provides the Company with access to exclusive usage of Separatech's specified patents to use, test, develop, package, promote, to sell and provide license products exclusively in North America. Separatech has developed a technology for separating oil-in-water emulsions based on encapsulated granular polyurethane media, which then can be used with the Company's Electrolytic Precipitation (EP)(TM) technology to treat contaminated water resulting from oil and gas extraction projects.

The License provides for the Company to construct a Pilot Plant for development of the licensed products. In addition, the Company will pay a total licensing fee of $330,000 in the first year. In addition, the Company will pay a total licensing fee of $1.8 million in installments over the five year term. The License provides for a royalty fee based on the number of barrels per day.

The License has a term of at least 5 years, the expiration of the last to expire licensed patents. The Term will automatically renew for additional 5 years, unless written notice is given by either party.

LICENSE AGREEMENT WITH CRUCIBLE ENTERPRISES, LTD.

On November 8, 2010, LCTG entered into an Agent Agreement with Crucible Enterprises, Ltd. As part of the Agent Agreement, Crucible Enterprises has agreed to act as LCTG's non-exclusive supplier's agent for sales, representation and distribution of its products. The Agent Agreement has a term of one year and will self-renew for a term of three years unless written notice is given to discontinue the agreement. The Agent Agreement provides for a 10% monthly royalty to be paid to Crucible Enterprises based upon the gross revenue of the products and an annual royalty to be based upon the gross revenue of products sold annually, at the following rates:

                    GROSS REVENUES                    %
                  --------------------              -----
                  $5,000,000 annually               12.5%
                  $10,000,000 annually              15%

LATITUDE ENERGY SERVICES, LLC

Latitude Energy Services ("LES") provides water remediation services to the oil, gas and energy industries worldwide utilizing innovative and patented technologies developed by its majority equity owner Latitude Solutions, Inc. ("LSI") and its subsidiary companies. LES will market, own and operate remediation/processing units for its clients under strict licensing and leasing agreements to insure quality of service, protect the integrity and efficacy of the technology and to maximize financial benefits to the company.

LES will service clients in all aspects of the oil, gas and energy Industries including but not limited to oil and gas drilling and production operations, refining and associated processing operations, synthetic crude production operations and associated tailing or storage sites, pipeline and distribution operations and other associated operations.

         HYDRAULIC FRACTURING-SHALE BEDS, OIL GAS SHALE BEDS

LES is aggressively developing opportunities relating to the remediation of the large volumes of contaminated water resulting from the use of hydraulic fracturing process in various shale deposits particularly the Barnett Shale in Texas and the Marcellus shale located in New York, Pennsylvania and Ohio.

6709800 CANADA, INC. DBA GPSLATITUDE ("GPSLATITUDE ") - TECHNOLOGY/SOFTWARE HARDWARE GROUP

GpsLatitude offers a line of secure, intelligent, mobile wireless gateways that offer secure, cost effective and always-on live data exchange between any remote mobile device to a control center and back to any mobile device(s). This data exchange is available on a global scale. The technologies' ability to inexpensively capture and transmit real time, full environment (360o) video and audio as well as sophisticated telemetry and wireless data allows for a broad range of applications.

GpsLatitude's technology is focused into the following markets:

   -Early responders, Police, Firefighters
   -Public Transportation
   -Military
   -Broadcast

GpsLatitude's research and development activities are focused on the development of improvements to its current products and technology. The mobile wireless gateways are considered developed and proven and are being marketed to potential customers.

GpsLatitude markets their wireless gateways not only directly through their efforts and the efforts of Trinity Solutions, but also in the development of industry relationships, which could take the form of licensing agreements, agency agreements and strategic alliances.

Currently, the Royal Canadian Mounted Police (RCMP) are utilizing the Company's products.

On August 6, 2010, GpsLatitude entered into an Alliance Marketing Agreement ("Alliance Agreement") with Bell Mobility, Inc. to co-market and co-sell Bell services combing with the wireless applications of GpsLatitude. The Alliance Agreement has a term of one year and can be renewed for additional one year terms, if the parties agree.


In February 2010, GpsLatitude was a speaker at the General Dynamic Itronix's European Business Partner Summit, as part of the General Dynamic's ACES Partner Program. The program has been developed by General Dynamic in order to develop long-term business relationships with partners. At the time of this filing, GpsLatitude has been offered and accepted an invitation to be a part of the ACES Partner Program. There is no written agreement between GpsLatitude and General Dynamic at this time.

TRINITY SOLUTIONS, INC. ("TRINITY SOLUTIONS") - SALES AND MARKETING DEVELOPMENT GROUP

Trinity Solutions is designed to maximize the opportunities available for federal and state contracts and other business opportunities. Trinity Solutions is designed to provide Latitude Solution's other business units, strategic partners and licensees with advantages to capture portions of these funds by utilizing strategic business alliances with selected tribes and other governmental strategic relationships.

Marketing advantages in the federal marketplace result from the unique contract bidding status of tribal "Super Certified" (8a, Hub Zone, Small Disadvantaged Business (SDB), and Disadvantaged Business Entity (DBE)) accreditation derived from the Small Business Administration and the U.S. Department of Transportation.

On December 18, 2008, Trinity Solutions entered into a Strategic Alliance Agreement with Applied Geo Technologies, a tribally chartered corporation wholly owned by the Mississippi Band of Choctaw Indians d/b/a Chahta Enterprises. This strategic alliance will allow us to actively compete for and participate in technology and government related contracts. The Strategic Alliance Agreement had an initial term of one year (December 17, 2009) and self renews for successive one year terms, unless either party two months prior to the term date gives written notice.

The Strategic Alliance Agreement provides for both parties to work together to bring together specific mutually beneficial projects that maximize the relative strengths of each party and minimize potential weak areas of either party by the use of the other parties recognized areas of strength. Each party bears its own costs arising out of the obligations of the Strategic Alliance Agreement and compensation to be determined on a project by project basis.

LSI's subsidiaries contain proprietary technologies, research and development capabilities for new products as well as robust marketing capabilities for both government and commercial sectors. Latitude Solutions, Inc. has capability to provide its subsidiaries' strategic partners and licensee's access to the markets for the future by addressing the needs of critical governmental departments which receive full budget funding for defense, anti-terrorism and critical infrastructure needs as part of the nation's new infrastructure stimulus package.

COMPETITION

LATITUDE CLEAN TECH AND LATITUDE ENERGY

The companies that we compete with are larger and in many situations better capitalized then our operations. We compete against companies such as Seimen's, General Electric and Ecosphere, among others. Latitude Clean Tech's and LES's primary competitors/alternatives are companies that provide solutions either on the front end or back end.

We have not been able to identify a competitor that can provide the solution to water problems pertaining to the remediation of suspended solids and colloidal suspensions. The competitive advantages of our technology, includes the low cost of operation, the ability to recycle large volumes of wastewater, the size and footprint of our units compared to technologies currently being offered. Additionally, our technology destroys the cells of viruses, bacteria, cysts, parasites, while removing heavy metals and emulsions.

Energy companies use many different methods and approaches in dealing with various types of oily waters resulting from oil recovery operations. The primary method of dealing with these waters throughout the United States is hauling them to permitted underground injection sites. We treat the oily waters at the well site. We believe that our pricing structure combined with the mobility of our solution and the ability to recycle large volumes provides an alternative to current methods that energy companies will prefer.

GPSLATITUDE

The law enforcement in-car video market is highly competitive. Digital in-car video is a quickly evolving technology, and the market continues to grow as digital technology gains widespread acceptance. Outdated analog video systems are being replaced by digital systems, and many communities are purchasing in-car video for the first time.

GpsLatitude's products meet the needs of the high-end mobile video market. We believe that our major competitors in the law enforcement sector are L-3 Communications, MobileVision, Panasonic, and Coban Technologies, Inc. Some of these competitors have significant advantages over the Company, including greater financial, technical, marketing or manufacturing resources, preferred vendor status with existing customer base, more extensive distribution channels, or faster response times to new or emerging technologies. Additionally, new competitors may enter the market with new products and technology. The Company seeks to offset these potential exposures in the market place through expansion of its strategic partnerships, such as Bell Canada.

RESEARCH AND DEVELOPMENT

All research and development costs are charged to results of operations as incurred. These expenses relate to salaries, consulting fees and other expenses related to the development of technology that allows for the wireless transfer of data to mobile receivers. These costs are included in operating expenses and are net of research and development reimbursements received from the Canadian Revenue Agency and from Revenue Quebec. These costs were $31,104 and $39,959 for the years ended January 31, 2010 and 2009.

In connection with the proprietary technology of Latitude Clean Tech Group, the Company holds a patent application and trademarks, as discussed below.

FACILITIES

The corporate headquarters for Latitude Solutions, Inc. operates out of Boca Raton, Florida, and operates out of an office building that occupies over 3,000 square feet. This space also includes our corporate headquarters for Latitude Clean Tech Group, Inc., Latitude Energy Services, LLC and Trinity Solutions, Inc. The space is rented under a lease agreement for a period of 5 years and an annual rent of $66,000.

Latitude Clean Tech Group, Inc. operates out of Boca Raton, Florida, and operates out of a warehouse building that occupies over 3,000 square feet. This space is rented under a lease agreement for a period of 1 year and an annual rent of $12,000

GpsLatitude is headquartered in Montreal, Canada and is operating in a facility that is in the city of Montreal, Borough of St. Laurent, Province of Quebec. . We recently entered into a lease agreement that provides 5,000 square feet of office, production and laboratory space being part of the building. The lease is for a period of 10 years. As part of the lease agreement, we pay $60,000 annually in rent.

Latitude Solutions, Inc. entered into a lease providing space for a laboratory in Colorado Springs, Colorado. The term of the lease is for 5 years and the first year's obligation in rent is $18,400.

NUMBER OF PERSONS EMPLOYED

As of December 31, 2010, the Company including its divisions has 16 full-time employees and 1 part-time employee.

GOVERNMENT REGULATION

When we completed the acquisition of GpsLatitude and Trinity Solutions, our business became subject to certain government regulations and dealing with various government agencies. Certain GpsLatitude products rely on global positioning systems that are controlled, monitored, maintained and operated by the United States Department of Defense, which does not currently charge users for access to satellite signals. The U.S. government may revise or add to existing policies that could change the way users of the systems do business. Also, global positioning system technology is dependent on the use of the Standard Positioning Service ("SPS") provided by U.S. Government satellites, which operate in radio frequency bands that are globally allocated for radio navigation satellite services. The assignment of spectrum is controlled by the International Telecommunications Union ("ITU"). The Federal Communications Commission ("FCC") is responsible for the assignment of spectrum for non-government use in the U.S., in accordance with ITU regulations. Any ITU or FCC reallocation of radio frequency spectrum, including frequency band segmentation or sharing of spectrum, could cause interference with the reception of signals, which could affect the utility and reliability of equipment. Any new technologies and services, such as ultra-wideband technologies, which GpsLatitude may propose, will have to be approved by the FCC.

Trinity Solutions is designed to provide the Company with marketing and sales capabilities to identify the opportunities available for federal and state government contracts. If the Company is to enter into contracts with and federal or state government entities, the Company could become subject to those entities jurisdiction and regulations.

As a result, the Company may deal with numerous federal agencies and entities, including the Departments of Defense, Energy, Justice, Health and Human
Services, Homeland Security, State, and Transportation. Similar government authorities exist in other countries and regulate our state or provincial efforts.

The Company would be required to comply with and would be affected by laws and regulations relating to the formation, administration, and performance of U.S. Government and other contracts. These laws and regulations, include among other things:

     o require certification and disclosure of all cost or pricing data in connection with certain contract negotiations;
     o impose specific and unique cost accounting practices that may differ from U.S. generally accepted accounting principles (GAAP) and therefore require reconciliation;
     o impose acquisition regulations that define allowable and unallowable costs and otherwise govern our right to reimbursement under certain cost-based U.S. Government contracts; and
     o restrict the use and dissemination of information classified for national security purposes and the export of certain products and technical data.

Government contracts are conditioned upon the continuing availability of legislative appropriations. Long-term government contracts and related orders are subject to cancellation if appropriations for subsequent performance periods become unavailable. Congress usually appropriates funds on a fiscal-year basis even though contract performance may extend over many years. Consequently, at the outset of a program, the contract is usually partially funded, and Congress annually determines if additional funds are to be appropriated to the contract.

The U.S. Government and other governments may terminate any of our government contracts or subcontracts either at their convenience or for default based on performance.

OFF BALANCE SHEET ARRANGEMENTS

We do not have any off-balance sheet arrangements.

DESCRIPTION OF PROPERTIES/ASSETS

     Real Estate.                None.

     Title to properties.        None.

     Patents. Provisional Patent Application #US 61/356,027 for "Method and for producing high volumes of clean water by Electro Coagulation", filed with the United States Patent Office on June 17, 2010. Currently, the application is in the one year holding stage of the patent grant process.

     Trademarks                  Integrated Water Technologies Serial # 85020427
                                 Integrated Water Systems Serial #85019655
                                 Integrated Water Solutions Serial #85019721
                                 Clean Tech Serial #85066606
                                 Electro Precipitation Serial #85066594

ITEM 1A. RISK FACTORS
---------------------


                           FORWARD LOOKING STATEMENTS

THIS DOCUMENT INCLUDES FORWARD-LOOKING STATEMENTS, INCLUDING, WITHOUT LIMITATION, STATEMENTS RELATING TO LSI'S PLANS, STRATEGIES, OBJECTIVES, EXPECTATIONS, INTENTIONS AND ADEQUACY OF RESOURCES. THESE FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, AND OTHER FACTORS THAT MAY CAUSE LSI'S ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY THE FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, AMONG OTHERS, THE FOLLOWING: ABILITY OF LSI TO IMPLEMENT ITS BUSINESS STRATEGY; ABILITY TO OBTAIN ADDITIONAL FINANCING; LSI'S LIMITED OPERATING HISTORY; UNKNOWN LIABILITIES ASSOCIATED WITH FUTURE ACQUISITIONS; ABILITY TO MANAGE GROWTH; SIGNIFICANT COMPETITION; ABILITY TO ATTRACT AND RETAIN TALENTED EMPLOYEES; AND FUTURE GOVERNMENT REGULATIONS; AND OTHER FACTORS DESCRIBED IN THIS REGISTRATION STATEMENT OR IN OTHER OF LSI'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. LSI IS UNDER NO OBLIGATION, TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

                RISK FACTORS RELATING TO THE COMPANY AND BUSINESS

The following risk factors, as well as all other information set forth elsewhere in this registration statement, should be carefully considered before purchasing any of the shares of our common stock.

LSI HAS LIMITED WORKING CAPITAL AND LIMITED CASH FUNDS.

The capital needs of LSI are projected to be $4,500,000 during the first 12 months of operations as outlined in the 12 Month Budget on Page 35. Such funds are not fully committed, at this time.

LSI has limited funds, and such funds may not be adequate to carry out the business plan. The ultimate success of LSI may depend upon its ability to raise additional capital. LSI has investigated the availability, source, or terms that might govern the acquisition of additional capital. If additional capital is needed, there is no assurance that funds will be available from any source or, if available, that they can be obtained on terms acceptable to LSI. If not available, LSI's operations will be limited to those that can be financed with its modest capital.

WE HAVE NO REVENUES TO SUSTAIN OUR OPERATIONS.

We are currently developing our business and have generated no revenues. We are not able to predict whether we will be able to develop our business and generate significant revenues. If we are not able to complete the successful development of our business plan, generate significant revenues and attain sustainable operations, then our business will fail.

WE HAVE CONVERTIBLE DEBT WHICH IS CONVERTIBLE INTO OUR COMMON STOCK. A CONVERSION OF SUCH DEBT COULD HAVE A DILUTIVE EFFECT TO EXISTING SHAREHOLDERS.

At December 31, 2010 and December 31, 2009, we have outstanding convertible notes payable of $2,378,583 and $717,302 which is net of a discount of $409,428 and $108,509, respectively. Such notes are due six months from the date of issuance and are convertible into shares of our common stock in whole or in part at a conversion price of $1.00 per share. When the note payables are converted into shares of our common stock this could have a dilutive effect to the holdings of our existing shareholders.

WE WILL INCUR EXPENSES IN CONNECTION WITH OUR SEC FILING REQUIREMENTS AND WE MAY NOT BE ABLE TO MEET SUCH COSTS, WHICH COULD JEOPARDIZE OUR FILING STATUS WITH THE SEC.

We expect to incur operational expenses as a result of becoming a public company in order to meet the filing requirements of the SEC. We may see an increase in our legal and accounting expenses as a result of such requirements. We estimate such costs on an annualized basis to be approximately $75,000, which includes both the annual audit and the review of the quarterly reports by our auditors. These costs can increase significantly if the Company is subject comment from the SEC on its filings and/or we are required to file supplemental filings for transactions and activities. If we are not compliant in meeting the filing requirements of the SEC, we could lose our status as a 1934 Act Company, which could compromise our ability to raise funds.

WE HAVE A MINIMAL OPERATING HISTORY, SO INVESTORS HAVE NO WAY TO GAUGE OUR LONG TERM PERFORMANCE.

Our current operations were begun in March 2009. During the year ended December 31, 2010, we did not recognize revenues from our operational activities. During the year ended December 31, 2010, we recognized a net loss of ($4,315,476) on a consolidated basis. We must be regarded as a development venture with all of the unforeseen costs, expenses, problems, and difficulties to which such ventures are subject. Our venture must be considered highly speculative.

WE MAY BE UNABLE TO OBTAIN AND RETAIN APPROPRIATE PATENT AND TRADEMARK PROTECTION OF OUR PRODUCTS AND SERVICES

We protect our intellectual property rights through patents, trademarks, trade names, trade secrets and a variety of other measures. However, these measures may be inadequate to protect our intellectual property or other proprietary information.

     o Trade secrets may become known by third parties. Our trade secrets or proprietary technology may become known or be independently developed by competitors.

     o Rights to patent applications and trade secrets may be invalidated. Disputes may arise with third parties over the ownership of our intellectual property rights. Patents may be invalidated, circumvented or challenged, and the rights granted under the patent application that provide us with a competitive advantage may be nullified.

     o Problems with future patent applications. Pending or future patent applications may not be approved, or the scope of the granted patent may be less than the coverage sought.

     o Infringement claims by third parties. Infringement, invalidity, right to use or ownership claims by third parties or claims for indemnification may be asserted by third parties in the future. If any claims or actions are asserted against us, we can attempt to obtain a license for that third party's intellectual property rights. However, the third party may not provide a license under reasonable terms, or may not provide us with a license at all.

     o Litigation may be required to protect intellectual property rights. Litigation may be necessary to protect our intellectual property rights and trade secrets, to determine the validity of and scope of the rights of third parties or to defend against claims of infringement or invalidity by third parties. Such litigation could be expensive, would divert resources and management's time from our sales and marketing efforts, and could have a materially adverse effect on our business, financial condition and results of operations.

OUR SUCCESS DEPENDS SUBSTANTIALLY ON THE CONTINUED RETENTION OF CERTAIN KEY PERSONNEL AND OUR ABILITY TO HIRE AND RETAIN QUALIFIED PERSONNEL IN THE FUTURE TO SUPPORT OUR GROWTH.

If one or more of our senior executives or other key personnel are unable or unwilling to continue in their present positions, we may not be able to replace them easily or at all. As a result, our business may be disrupted and our financial condition and results of operations may be materially and adversely affected. While we depend on the abilities and participation of our current management team generally, we have a particular reliance upon Mr. Harvey Kaye, Chief Executive Officer and Mr. Matthew J. Cohen, Chief Operating Officer and Chief Financial Officer. The loss of the services of Mr. Kaye or Mr. Cohen for any reason could significantly impact our business and results of operations.

OUR OFFICERS AND DIRECTORS MAY HAVE CONFLICTS OF INTEREST WHICH MAY NOT BE RESOLVED FAVORABLY TO US.

Certain conflicts of interest may exist between us and our officers and directors. Our Officers and Directors have other business interests to which they devote their attention and may be expected to continue to do so although management time should be devoted to our business. As a result, conflicts of interest may arise that can be resolved only through exercise of such judgment as is consistent with fiduciary duties to us.

LSI IS A HOLDING COMPANY, AND THERE ARE LIMITATIONS ON ITS ABILITY TO RECEIVE DISTRIBUTIONS FROM ITS SUBSIDIARIES.

We conduct all of our operations through subsidiaries and are dependent upon dividends or other intercompany transfers of funds from our subsidiaries to meet our obligations. Moreover, some of our subsidiaries are currently, or are expected in the future to be, limited in their ability to pay dividends or make distributions to us by the terms of their financing agreements. We cannot make any assurances that we will be able to continue to fund our activities in such manner.

OUR OFFICERS AND DIRECTORS ARE THE MAJORITY SHAREHOLDERS OF THE COMPANY. AS SUCH, THERE IS A POSSIBILITY OF THEM CONTROLLING THE COMPANY TO THE DETRIMENT OF OUTSIDERS.

Messrs. Kaye, Cohen, Blasland and Rowinski, officers and directors of the Company, are majority shareholders of the Company. As such they will be able to control the operations and the direction of the Company with very little outside influence.

In addition, all are directors of the Company and as such have the ability to approve and set their employment agreements and compensation with very little outside influence. In addition, the employment agreements of all four individuals provide for a cash bonus of equivalent to 15% of the prior twelve
(12) month's annual compensation, contingent on the Company reaching revenue, and gross profit targets per year as defined in writing with the Board of Directors before the commencement of each fiscal year.

               RISK FACTORS RELATING TO THE COMPANY'S SUBSIDIARIES

LATITUDE CLEAN TECH GROUP, LATITUDE ENERGY SERVICES, GPSLATITUDE AND TRINITY SOLUTIONS HAVE LIMITED OPERATING HISTORIES AND LSI WAS INACTIVE FOR SEVERAL YEARS. IF WE FAIL TO GENERATE PROFITS IN THE FUTURE, WE MAY EXHAUST OUR CAPITAL RESOURCES AND BE FORCED TO DISCONTINUE OPERATIONS.

Latitude Clean Tech Group and Trinity Solutions were organized in 2009 and have a limited operating history. Latitude Energy Services was organized in February 2011 and has a limited operating history. GpsLatitude was created in February 2007, specifically to develop and design mobile wireless products and also has a limited operating history. The potential for us to generate profits depends on many factors, including the following:

     o our ability to secure adequate funding to facilitate the anticipated business plan and goals of GpsLatitude, Latitude Clean Tech Group, Latitude Energy Services and Trinity Solutions;

     o the size and timing of future client contracts, milestone achievement, service delivery and client acceptance;

     o    success   in   developing,   maintaining   and   enhancing   strategic
          relationships with potential business partners;

     o actions by competitors towards the development and marketing of technologies, products and services that will compete directly with ours;

     o    the costs of maintaining and expanding operations; and

     o    our ability to attract and retain a qualified work force.

We cannot assure you that we will achieve any of the foregoing factors or realize profitability in the immediate future or at any time.

SOME OF OUR GPSLATITUDE PRODUCTS RELY ON A GLOBAL POSITIONING SYSTEM THAT MAY BE SUBJECT TO TECHNOLOGICAL DIFFICULTIES AND FAILURES.

Certain GpsLatitude's products rely on a global positioning system, which is a satellite-based navigation and positioning systems consisting of a constellation of orbiting satellites. The satellites and their ground control and monitoring stations are maintained and operated by the United States Department of Defense, which does not currently charge users for access to the satellite signals. These satellites and their ground support systems are complex electronic systems subject to electronic and mechanical failures and possible sabotage. The satellites were originally designed to have lives of 7.5 years and are subject to damage by the hostile space environment in which they operate. However, of the current deployment of satellites in place, some have been operating for more than 13 years. If a significant number of satellites were to become inoperable, unavailable or are not replaced, it would impair the current utility GpsLatitude's global positioning system products and have a material negative effect on our business. In addition, there can be no assurance that the U.S. government will remain committed to the operation and maintenance of global positioning system satellites over a long period, or that the policies of the U.S. government that provide for the use of the system without charge and without accuracy degradation, will remain unchanged. Any curtailment of the operating capability of the satellites could result in decreased user capability for some of GpsLatitude's products, thereby impacting markets and prospective sales.

ANY REALLOCATION OF RADIO FREQUENCY SPECTRUM COULD CAUSE INTERFERENCE WITH THE RECEPTION OF GLOBAL POSITIONING SYSTEM SIGNAL, WHICH COULD HARM GPSLATITUDE BUSINESS.

Global positioning system technology is dependent on the use of the Standard Positioning Service ("SPS") provided by U.S. Government satellites. A global positioning system operates in radio frequency bands that are globally allocated for radio navigation satellite services. The assignment of spectrum is controlled by an international organization known as the International Telecommunications Union ("ITU"). The Federal Communications Commission ("FCC") is responsible for the assignment of spectrum for non-government use in the U.S. in accordance with ITU regulations. Any ITU or FCC reallocation of radio frequency spectrum, including frequency band segmentation or sharing of spectrum, could cause interference with the reception of signal and may materially and adversely affect the utility and reliability of GpsLatitude products, which would, in turn, have a material adverse effect on operating results. In addition, emissions from mobile satellite service and other equipment operating in adjacent frequency bands or in band, may materially and adversely affect the utility and reliability of our products, which could result in a material adverse effect on our operating results. The FCC continually receives proposals for new technologies and services, such as ultra-wideband technologies, which may seek to operate in, or across, the radio frequency bands currently used by the GPS SPS. Adverse decisions by the FCC that result in harmful interference to the delivery of the signal may materially and adversely affect the utility and reliability of GpsLatitude products, which could result in a material adverse effect on our business and financial condition.

IF WE FAIL TO KEEP UP WITH CHANGES AFFECTING OUR TECHNOLOGY AND THE MARKETS THAT WE SERVICE, WE WILL BECOME LESS COMPETITIVE AND THUS ADVERSELY AFFECT FUTURE FINANCIAL PERFORMANCE.

We expect that a significant portion of our future revenue will be derived from sales of newly introduced technology and products. In order to remain competitive and serve customers effectively, we must respond on a timely and cost-efficient basis to changes in technology, industry standards and procedures and customer preferences. In some cases these changes may be significant and the cost to comply with these changes may be substantial. Also, there can be no assurance that development stage products can be successfully completed or, if developed, will achieve significant customer acceptance. We may need to license new technologies to respond to technological change. These licenses may not be available to us on terms that we can accept or may materially change the gross profits that we are able to obtain on our products. We cannot assure you that we will be able to adapt to any technological and product changes in the future or that we will have the financial resources to keep up with changes in the marketplace. Also, the cost of adapting to new technology, products and services may have a material and adverse effect on our operating results.

FAILURE TO OBTAIN REQUIRED CERTIFICATIONS OF OUR PRODUCTS ON A TIMELY BASIS COULD HARM OUR BUSINESS.

We have certain products that are subject to certifications before they can be sold. To the extent required, certification is an expensive and time-consuming process that requires significant focus and resources. With respect to the healthcare industry and FCC certification is required and would cost in excess of $5,000. In addition, United Laboratory Certification may be required for a cost of $25,000. An inability to obtain, or excessive delay in obtaining, such certifications could have an adverse effect on our ability to introduce some of our existing or new products.

WE RELY ON INDEPENDENT DEALERS AND DISTRIBUTORS TO SELL OUR PRODUCTS AND ANY DISRUPTION TO THESE CHANNELS WOULD HARM OUR BUSINESS.

Because we anticipate marketing a majority of our products to independent dealers and distributors, we are subject to many risks, including risks related to their inventory levels and support for our products. If dealers and distributors do not have sufficient levels of inventory, or if they do not maintain sufficient levels to meet customer demand, our sales could be negatively impacted.

BECAUSE OF THE PRODUCTS AND SERVICES WE WILL OFFER, WE MAY BECOME SUBJECT TO SIGNIFICANT PRODUCT LIABILITY EXPOSURE.

We will be dependent on third party suppliers for various components used in our current technology and products. Some of the components that we procure from third party suppliers include semiconductors and memory chips, batteries and microprocessors, some of which are the sole source of the components. The cost, quality and availability of components are essential to the successful production and sale of our products. Any significant disruption in the source of these components could seriously impact production of our products and seriously harm our ability to market these products.

IF WE ARE UNABLE TO COMPETE EFFECTIVELY WITH EXISTING OR NEW COMPETITORS, OUR RESULTING LOSS OF COMPETITIVE POSITION COULD RESULT IN PRICE REDUCTIONS, FEWER CUSTOMER ORDERS, REDUCED MARGINS AND LOSS OF MARKET SHARE.

There are numerous competitors in the market places in which we will be marketing our products and we expect competition to increase in the future. Many of our competitors have significantly greater financial, technical and marketing resources than we do. These competitors may be able to respond more rapidly to new or emerging technologies or changes in customer requirements. They may also be able to devote greater resources to the development, promotion and sale of their products. Increased competition could result in price reductions, fewer customer orders, reduced margins and loss of market share. Our failure to compete successfully against current or future competitors could seriously harm our business, financial condition and results of operations.

WE MAY NOT BE ABLE TO MANAGE FUTURE GROWTH EFFECTIVELY, WHICH COULD ADVERSELY AFFECT OUR OPERATIONS AND FINANCIAL PERFORMANCE.

The ability to manage and operate our business as we execute our development and growth strategy will require effective planning. Significant rapid growth could strain management and internal resources and cause other problems that could adversely affect our financial performance. We expect that our efforts to grow will place a significant strain on personnel, management systems, infrastructure and other resources. Our ability to manage future growth effectively will also require us to successfully attract, train, motivate, retain and manage new employees and continue to update and improve our operational, financial and management controls and procedures. Further, our ability to successfully offer our products and implement our business plan in a rapidly evolving market requires an effective planning and management process. We plan to increase the scope of our operations domestically and our anticipated growth in future operations will continue to place, a significant strain on our management systems and resources. If we do not manage our growth effectively, our operations could be adversely affected, resulting in slower growth and a failure to achieve or sustain profitability.

GROSS MARGINS FOR OUR PRODUCTS MAY FLUCTUATE OR ERODE IN THE FUTURE.

Our future overall gross margin may fluctuate from period to period due to a number of factors, including product mix, competition and unit volumes. In particular, the average selling prices of a specific product tend to decrease over that product's life. To offset such decreases, we intend to rely primarily on component cost reduction, obtaining yield improvements and corresponding cost reductions in the manufacture of existing products and on introducing new products that incorporate advanced features and therefore can be sold at higher average selling prices. However, there can be no assurance that we will be able to obtain any such yield improvements or cost reductions or introduce any such new products in the future. To the extent that such cost reductions and new product introductions do not occur in a timely manner or our products do not achieve market acceptance, our business, financial condition and results of operations could be materially adversely affected.

OUR BUSINESS IS SUBJECT TO ECONOMIC, POLITICAL AND OTHER RISKS ASSOCIATED WITH INTERNATIONAL SALES AND OPERATIONS.

Our business is subject to various risks associated with doing business internationally. We estimate that approximately 20% of our net sales in the next 12 months could represent products shipped to international destinations, specifically in Denmark, Saudi Arabia, Lebanon and Africa. Accordingly, our business, financial condition and results of operations could be harmed by a variety of international factors, including:

     o    changes in foreign currency exchange rates;

     o changes in a specific country's or region's political or economic conditions;

     o    trade protection measures and import or export licensing requirements;

     o    potentially negative consequences from changes in tax laws;

     o    difficulty in managing widespread sales and manufacturing operations;

     o    acts of war, terrorism, or political unrest; and

     o    less effective protection of intellectual property.

If any of these risks become reality, we would most likely experience business difficulties that would negatively affect our results of operations.

                  RISKS RELATING TO OWNERSHIP LSI COMMON STOCK

THERE IS A LIMITED TRADING MARKET FOR LSI'S COMMON STOCK, THEREBY LIMITING A SHAREHOLDERS' OPPORTUNITY TO SELL SUCH COMMON STOCK.

Currently, only a limited trading market exists for LSI's common stock. The common stock trades on the Over The Counter QB Market (OTCQB) under the symbol "LATI." The OTCQB is a limited market and subject to substantial restrictions and limitations in comparison to the NASDAQ system. Any broker/dealer that makes a market in the Company's stock or other person that buys or sells LSI stock could have a significant influence over its price at any given time. LSI cannot assure its shareholders that a greater market for LSI's common stock will be sustained. There is no assurance that LSI's common stock will have any greater liquidity than shares that do not trade on a public market. A shareholder may be required to retain their shares for an indefinite period of time, and may not be able to liquidate their shares in the event of an emergency or for any other reasons.

THE REGULATION OF PENNY STOCKS BY SEC AND FINRA MAY DISCOURAGE THE TRADABILITY OF OUR SECURITIES.

We are a "penny stock" company. Our securities currently trade on the Pink Sheets market and are subject to a Securities and Exchange Commission rule that imposes special sales practice requirements upon broker-dealers who sell such securities to persons other than established customers or accredited investors. For purposes of the rule, the phrase "accredited investors" means, in general terms, institutions with assets in excess of $5,000,000, or individuals having a net worth in excess of $1,000,000 or having an annual income that exceeds $200,000 (or that, when combined with a spouse's income, exceeds $300,000). For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser's written agreement to the transaction prior to the sale. Effectively, this discourages broker-dealers from executing trades in penny stocks. Consequently, the rule will affect the ability of purchasers in this offering to sell their securities in any market that might develop therefore because it imposes additional regulatory burdens on penny stock transactions.

In addition, the Securities and Exchange Commission has adopted a number of rules to regulate "penny stocks". Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6, 15g-7, and 15g-9 under the Securities and Exchange Act of 1934, as amended. Because our securities constitute "penny stocks" within the meaning of the rules, the rules would apply to us and to our securities. The rules will further affect the ability of owners of shares to sell our securities in any market that might develop for them because it imposes additional regulatory burdens on penny stock transactions.

Shareholders should be aware that, according to Securities and Exchange Commission, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) "boiler room" practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (iv) excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and (v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired consequent shareholder losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities.

THE COMPANY WILL PAY NO FORESEEABLE DIVIDENDS IN THE FUTURE.

LSI has not paid dividends on its common stock and do not ever anticipate paying such dividends in the foreseeable future.

RULE 144 SALES IN THE FUTURE MAY HAVE A DEPRESSIVE EFFECT ON LSI STOCK PRICE.

A portion of the outstanding shares of common stock are held by LSI present officers, directors, and affiliate stockholders as "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended. As restricted Shares, these shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemptions from registration under the Act and as required under applicable state securities laws. Rule 144 provides in essence that a person who has held restricted securities for six months may, under certain conditions, sell every three months, in brokerage transactions, a number of shares that does not exceed the greater of 1.0% of a company's outstanding common stock or the average weekly trading volume during the four calendar weeks prior to the sale. There is no limit on the amount of restricted securities that may be sold by a non-affiliate after the owner has held the restricted securities for a period of two years. A sale under Rule 144 or under any other exemption from the Act, if available, or pursuant to subsequent registration of shares of common stock of present stockholders, may have a depressive effect upon the price of the common stock in any market that may develop.

LSI INVESTORS MAY SUFFER FUTURE DILUTION DUE TO ISSUANCES OF SHARES FOR VARIOUS CONSIDERATIONS IN THE FUTURE.

There may be substantial dilution to LSI shareholders as a result of future decisions of the Board to issue shares without shareholder approval for cash, services, or acquisitions.

LSI STOCK WILL IN ALL LIKELIHOOD BE THINLY TRADED AND AS A RESULT AN INVESTOR MAY BE UNABLE TO SELL AT OR NEAR ASK PRICES OR AT ALL IF THE INVESTOR NEEDS TO LIQUIDATE SHARES.

The shares of LSI's common stock is thinly-traded in the OTCQB, meaning that the number of persons interested in purchasing LSI common shares at or near ask prices at any given time may be relatively small or non-existent. This situation is attributable to a number of factors, including the fact that LSI is a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community that generate or influence sales volume, and that even if LSI came to the attention of such persons, they tend to be risk-averse and would be reluctant to follow an unproven, early stage company such as LSI or purchase or recommend the purchase of any of LSI's securities until such time as LSI becomes more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in LSI securities is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on securities price. LSI cannot give you any assurance that a broader or more active public trading market for LSI common securities will develop or be sustained, or that any trading levels will be sustained. Due to these conditions, LSI can give investors no assurance that they will be able to sell their shares at or near ask prices or at all if the investor needs money or otherwise desires to liquidate the securities of LSI.

TRADING IN OUR SHARES IN THE PUBLIC MARKET WILL MOST LIKELY BE VOLATILE BECAUSE OF FACTORS BEYOND OUR CONTROL.

There can be no assurance that our shares will continue to be quoted on the OTCQB or that they will be accepted for trading on another recognized trading market, or that if they are, there will be an active trading market for the shares. Accordingly, it could be difficult for holders of our common stock to liquidate their shares.

The  market  price  of  our  common  stock  could  be  subject  to   significant
fluctuations and the market price could be subject to any of the following factors:

     o    our failure to achieve and maintain profitability;

     o    changes  in  earnings  estimates  and   recommendations  by  financial
          analysts;

     o actual or anticipated variations in our quarterly and annual results of operations;

     o    changes in market valuations of similar companies;

     o announcements by us or our competitors of significant contracts, new services, acquisitions, commercial relationships, joint ventures or capital commitments;

     o    loss of significant clients or customers;

     o    loss of significant strategic relationships; and

     o    general market, political and economic conditions.

In the past, following periods of extreme volatility in the market price of a company's securities, securities class action litigation has often been instituted. A securities class action suit against us could result in substantial costs and divert our management's time and attention, which would otherwise be used to benefit our business.

ITEM 1B. UNRESOLVED STAFF COMMENTS
----------------------------------

Not Applicable.

ITEM 2.  PROPERTIES
-------------------

Our executive offices are located at 190 NW Spanish River Blvd., Suite 101, Boca Raton, Florida 33431 and the telephone number is (561) 417-0644 and the facsimile number is (561) 417-0560. We pay a monthly charge of $5,500 to use the office space for our operations. The lease has a term of 5 years. This space also includes our corporate headquarters for Latitude Clean Tech Group, Inc., Trinity Solutions, Inc. and Latitude Energy Services, LLC.

During the year ended December 31, 2010, the Company completed construction of its water plant with a capacity to treat 200 gallons per minute. The water plant is located at our manufacturing facility located in Colorado Springs, Colorado.

GPSLATITUDE

Latitude Clean Tech Group, Inc. operates a lab out of Boca Raton, Florida, out of a warehouse building that occupies over 3,000 square feet. This space is rented under a lease agreement for a period of 1 year and an annual rent of $12,000

GpsLatitude is headquartered in Montreal, Canada and is operating in a facility that is in the city of Montreal, Borough of St. Laurent, Province of Quebec. We recently entered into a lease agreement that provides 5,000 square feet of office, production and laboratory space being part of the building. The lease is for a period of 10 years. As part of the lease agreement, we pay $60,000 annually in rent.

Latitude Solutions, Inc. entered into a lease providing space for a laboratory in Colorado Springs, Colorado. The term of the lease is for 5 years and the first year's obligation in rent is $18,400.


ITEM 3.  LEGAL PROCEEDINGS
--------------------------

LSI anticipates that it (including any future subsidiaries) will from time to time become subject to claims and legal proceedings arising in the ordinary course of business. It is not feasible to predict the outcome of any such proceedings and LSI cannot assure that their ultimate disposition will not have a materially adverse effect on LSI's business, financial condition, cash flows or results of operations. As of the filing of this document we are not a party to any pending legal proceedings, nor are we aware of any civil proceeding or government authority contemplating any legal proceeding.


ITEM 4.  (REMOVED AND RESERVED)
-------------------------------








                  (REMAINDER OF PAGE LEFT BLANK INTENTIONALLY)

                                     PART II


ITEM 5. MARKET FOR REGISTRANT'S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES
--------------------------------------------------------------------------------

MARKET INFORMATION

There is a limited public trading market for the common stock. The Company's symbol is "LATI" on the OTCQB.

                                     HIGH                    LOW
QUARTER ENDED:
December 31, 2010                    $3.50                   $2.50
September 30, 2010                   $4.50                   $3.50
June 30, 2010                        $4.00                   $3.00
March 31, 2010                       $3.00                   $2.00

                                     HIGH                    LOW
QUARTER ENDED:
December 31, 2009                    $2.50                   $1.25
September 30, 2009                   $5.3793                 $1.00
June 30, 2009                        $5.7991                 $0.2320
March 31, 2009                       $5.7991                 $5.7991

HOLDERS

As of December 31, 2010, we had approximately 277 shareholders of record of our common stock.

DIVIDENDS

As of the filing of this document, we have not paid any dividends to shareholders. There are no restrictions which would limit our ability to pay dividends on common equity or that are likely to do so in the future. The Nevada Revised Statutes, however, do prohibit us from declaring dividends where, after giving effect to the distribution of the dividend; we would not be able to pay our debts as they become due in the usual course of business; or our total assets would be less than the sum of the total liabilities plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.









                  (REMAINDER OF PAGE LEFT BLANK INTENTIONALLY)

RECENT SALES OF UNREGISTERED SECURITIES

We have sold securities within the past two years without registering the securities under the Securities Act of 1933 as shown in the following tables:

SHARES ISSUED FOR PRIVATE OFFERING

                                                                            NUMBER OF        SALES PRICE
    DATE OF                                                                   SHARES           (VALUE)              NATURE OF
   ISSUANCE                                NAME                               ISSUED         TRANSACTION           TRANSACTION
---------------- -- ---------------------------------------------------- -- ----------- -- ---------------- -- --------------------
6/10/2009           Blasland & Associates, LLC                                     431               $0.20     Private Offering
6/10/2009           Donald P. Blasland                                           3,233               $0.20     Private Offering
6/10/2009           Robert M. Blasland                                             431               $0.20     Private Offering
6/10/2009           Kenneth Paul Blizzard & Amy Carol Blizzard                   2,156               $0.20     Private Offering
6/10/2009           James W. Bohlig                                                431               $0.20     Private Offering
6/10/2009           Brent Dooley                                                 1,078               $0.20     Private Offering
6/10/2009           Mark R. George                                               5,389               $0.20     Private Offering
6/10/2009           Mark R. George                                               5,389               $0.20     Private Offering
6/10/2009           Bruce J. Holtzman                                            5,389               $0.20     Private Offering
6/10/2009           Bruce J. Holtzman                                            2,156               $0.20     Private Offering
6/10/2009           Eugene P. Hunt and Patricia J. Hunt, JTWROS                  9,754               $0.20     Private Offering
6/10/2009           Eugene P. Hunt and Patricia J. Hunt, JTWROS                 16,167               $0.20     Private Offering
6/10/2009           William M. Kimbrough, Trustee William M Kimbrough
                    Rev. Living Trust U/A 8/6/1993                               1,078               $0.20     Private Offering
6/10/2009           Lori J. Kirman                                               2,156               $0.20     Private Offering
6/10/2009           Rick L. Kremer and Kathleen Kremer JTWROS                    4,311               $0.20     Private Offering
6/10/2009           Richard L. Lehman                                              647               $0.20     Private Offering
6/10/2009           Dr. Nigel A. Lewis and Mrs. Lorna E. Lewis                     862               $0.20     Private Offering
6/10/2009           Michael Martin                                               2,156               $0.20     Private Offering
6/10/2009           Saturday Holdings, Inc.                                      5,389               $0.20     Private Offering
6/10/2009           Joseph R. Nicolosi                                           4,311               $0.20     Private Offering
6/10/2009           Mario Saccente                                                 431               $0.20     Private Offering
6/10/2009           Edward F. Saroney, III                                       2,695               $0.20     Private Offering
6/10/2009           Donald Vanderbrook                                           1,078               $0.20     Private Offering
6/10/2009           Larry Vozzo                                                    862               $0.20     Private Offering
6/10/2009           Vroman Family Investments, LLC                                 431               $0.20     Private Offering

                                                                            -----------
                    TOTAL PRIVATE OFFERING SHARES                               78,411
                                                                            ===========

EXEMPTION FROM REGISTRATION CLAIMED

Sales and issuances by Company of the unregistered securities listed above were made by the Company in reliance upon Rule 506 of Regulation D to the individuals listed above. All of the individuals and/or entities listed above that purchased the unregistered securities were all known to the Company and its management, through pre-existing business relationships, as long standing business associates, friends, and employees. All purchasers were provided access to all material information, which they requested, and all information necessary to verify such information and were afforded access to management of the Company in connection with their purchases. All purchasers of the unregistered securities acquired such securities for investment and not with a view toward distribution, acknowledging such intent to the Company. All certificates or agreements representing such securities that were issued contained restrictive legends, prohibiting further transfer of the certificates or agreements representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition. Each purchaser made written representation under Rule 506 of Regulation D, including net worth and sophistication. The Company required written representation that each purchaser who was not an accredited investor, either alone or with his purchaser representative, had such knowledge and experience in financial and business matters that he was capable of evaluating the merits and risks of the prospective investment, and the issuer reasonably believed (based on written representations) immediately prior to making any sale that the purchaser came within this description.

SHARES ISSUED FOR COMPENSATION OR SERVICES

                                                                                     SALES PRICE
                                                            NUMBER OF SHARES           (VALUE)
DATE OF ISSUANCE                    NAME                         ISSUED              TRANSACTION        NATURE OF TRANSACTION
----------------- ----- ------------------------------ -- --------------------- -- ---------------- -- ------------------------
7/27/2009               Mark Kalmbach                                  250,000               $0.20     Compensation
7/27/2009               Gene Hunt                                      150,000               $0.20     Consulting Services
7/27/2009               Barry Zeiger                                     6,500               $0.20     Consulting Services
7/30/2009         (1)   Kenneth Koock                                   50,000               $0.20     Consulting Services
10/13/2009              Evan Dooley                                     10,000               $0.20     Consulting Services
10/13/2009              Robert Bouvette                                 10,000               $0.20     Consulting Services
10/13/2009              Alvin Laroque                                   50,000               $0.20     Consulting Services
11/19/2009              Blue Future, Inc.                               25,000               $0.20     Consulting Services
11/19/2009              Nathalie St. Pierre                             10,000               $0.20     Consulting Services
11/19/2009              Wakabayashi                                    200,000               $0.20     Consulting Services
12/30/2009              Frank Bendetto                                  25,000               $0.20     Consulting Services
1/5/2010                Robert Benko                                    25,000               $0.20     Consulting Services
2/2/2010                Peter Ochinko                                   25,000               $0.20     Consulting Services
2/19/2010               Robert Benko                                    20,000               $0.20     Consulting Services
3/22/2010               MD Associates                                  200,000               $0.20     Consulting Services
3/22/2010         (1)   Kenneth Koock                                   50,000               $0.20     Consulting Services
4/19/2010               Barry Zeiger                                     8,100               $0.20     Consulting Services
4/22/2010               Brent Dooley                                     2,700               $0.20     Consulting Services
4/26/2010               Kurt Hankins & Lynette Hankins, JTWROS           7,000               $0.20     Consulting Services
4/26/2010               Clint Young                                      5,000               $0.20     Consulting Services
4/26/2010               Richard C Murphy and Julie L Murphy             20,000               $0.20     Consulting Services
4/26/2010               Lanny Thacker                                    5,000               $0.20     Consulting Services
4/26/2010               Chris Riggio                                    20,000               $0.20     Consulting Services
4/26/2010               Gary Bolhuis and Denise E Bolhuis               42,600               $0.20     Consulting Services
4/26/2010               Jerry Christopherson                            10,000               $0.20     Consulting Services
4/26/2010               Neal Spear                                      10,000               $0.20     Consulting Services
4/26/2010               Richard A Impens and Anna M Impens              25,000               $0.20     Consulting Services




                                      -21-

                                                                                     SALES PRICE
                                                            NUMBER OF SHARES           (VALUE)
DATE OF ISSUANCE                    NAME                         ISSUED              TRANSACTION        NATURE OF TRANSACTION
----------------- ----- ------------------------------ -- --------------------- -- ---------------- -- ------------------------

4/26/2010               Jerry Juhlin and Fran Juhlin                     5,000               $0.20     Consulting Services
4/26/2010               Russell Spear and Rose Spear                    10,000               $0.20     Consulting Services
4/26/2010               Don Pottoff and Jane Pottoff                    10,000               $0.20     Consulting Services
4/26/2010               Shawn Kierscht and Marie Louise Kierscht        15,000               $0.20     Consulting Services
4/26/2010               Bob Cornell Construction                        24,500               $0.20     Consulting Services
4/26/2010               Tim Meisner                                     78,000               $0.20     Consulting Services
4/26/2010               Tim Meisner                                     38,100               $0.20     Consulting Services
4/26/2010               Scott Riley                                     14,000               $0.20     Consulting Services
4/26/2010               Mark Spear and Mindi Spear                       5,000               $0.20     Consulting Services
4/26/2010               Kurt Hankins and Lynette Hankins                27,500               $0.20     Consulting Services
4/26/2010               Terry O'Kane and Peggy O'Kane                    1,000               $0.20     Consulting Services
4/26/2010               Torsten Arnold                                   5,882               $0.20     Consulting Services
8/23/2010               Buzzbahn                                       100,000               $0.20     Consulting Services
8/23/2010               Robert Carter                                  200,000               $0.20     Consulting Services
8/23/2010               Benko                                           55,000               $0.20     Consulting Services
8/23/2010         (1)   Koock                                          200,000               $0.20     Consulting Services
8/23/2010               Conrad Rodgers                                  35,000               $0.20     Consulting Services
8/23/2010               William Pritchard                               35,000               $0.20     Consulting Services
8/23/2010               John Lee                                        35,000               $0.20     Consulting Services
8/23/2010               Jerry Smith                                     35,000               $0.20     Consulting Services
8/31/2010               Brent Dooley                                    40,000               $0.20     Consulting Services
10/21/2010              Illia Petkov                                    50,000               $0.20     Consulting Services
10/26/2010              Brent Dooley                                    18,500               $0.20     Consulting Services
12/2/2010               Peaches Giunter Blank                          125,000               $0.20     Consulting Services
                                                                 --------------
                        TOTAL CONSULTING SERVICES SHARES             2,424,382
                                                                 ==============

MATERIAL RELATIONSHIPS
 (1) Director

EXEMPTION FROM REGISTRATION CLAIMED

All of the sales by Company of the unregistered securities listed immediately above were made by the Company in reliance upon Section 4(2) of the Act. All of the individuals and/or entities listed above that purchased the unregistered securities were all known to the Company and its management, through pre-existing business relationships, as long standing business associates, friends, and employees. All purchasers were provided access to all material information, which they requested, and all information necessary to verify such information and were afforded access to management of the Company in connection with their purchases. All purchasers of the unregistered securities acquired such securities for investment and not with a view toward distribution, acknowledging such intent to the Company. All certificates or agreements representing such securities that were issued contained restrictive legends, prohibiting further transfer of the certificates or agreements representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition.

SHARES ISSUED FOR THE MERGER

                                                                                                SALES PRICE
                                                                               NUMBER OF          (VALUE)            NATURE OF
    DATE OF ISSUANCE                            NAME                         SHARES ISSUED      TRANSACTION         TRANSACTION
------------------------- ---- ---------------------------------------- ---- -------------- -- --------------- --- ---------------
7/31/2009                      Blasland & Associates, LLC                            4,569              $0.21      Merger
7/31/2009                      Donald P. Blasland                                   34,267              $0.21      Merger
7/31/2009                      Robert M. Blasland                                    4,569              $0.21      Merger
7/31/2009                      Kenneth Paul Blizzard & Amy Carol
                               Blizzard                                             22,845              $0.21      Merger
7/31/2009                      James W. Bohlig                                       4,569              $0.21      Merger
7/31/2009                      Brent Dooley                                         11,422              $0.21      Merger
7/31/2009                      Mark R. George                                       57,111              $0.21      Merger
7/31/2009                      Mark R. George                                       57,111              $0.21      Merger
7/31/2009                      Bruce J. Holtzman                                    57,111              $0.21      Merger
7/31/2009                      Bruce J. Holtzman                                    22,845              $0.21      Merger
7/31/2009                      Eugene P. Hunt and Patricia J. Hunt,
                               JTWROS                                              103,372              $0.21      Merger
7/31/2009                      Eugene P. Hunt and Patricia J. Hunt,
                               JTWROS                                              171,334              $0.21      Merger
7/31/2009                      William M. Kimbrough, Trustee William
                               M Kimbrough Rev. Living Trust U/A
                               8/6/1993                                             11,422              $0.21      Merger
7/31/2009                      Lori J. Kirman                                       22,845              $0.21      Merger
7/31/2009                      Rick L. Kremer and Kathleen Kremer
                               JTWROS                                               45,689              $0.21      Merger
7/31/2009                      Richard L. Lehman                                     6,853              $0.21      Merger
7/31/2009                      Dr. Nigel A. Lewis and Mrs. Lorna E.
                               Lewis                                                 9,138              $0.21      Merger
7/31/2009                      Michael Martin                                       22,845              $0.21      Merger
7/31/2009                      Saturday Holdings, Inc.                              57,111              $0.21      Merger
7/31/2009                      Joseph R. Nicolosi                                   45,689              $0.21      Merger
7/31/2009                      Mario Saccente                                        4,569              $0.21      Merger
7/31/2009                      Edward F. Saroney, III                               28,556              $0.21      Merger
7/31/2009                      Donald Vanderbrook                                   11,422              $0.21      Merger
7/31/2009                      Larry Vozzo                                           9,138              $0.21      Merger
7/31/2009                      Vroman Family Investments, LLC                        4,569              $0.21      Merger
7/31/2009                      Edward F. Cowle                                   1,564,315              $0.21      Merger
7/31/2009                      H. Deworth Williams                               1,368,958              $0.21      Merger
7/31/2009                      Geoff Williams                                      827,501              $0.21      Merger
7/31/2009                      Leonard E. Neilson                                  160,000              $0.21      Merger
7/31/2009                 (1)  Hawk Management Group, Inc.                       1,283,333              $0.21      Merger
7/31/2009                      Victor Cordell                                      958,333              $0.21      Merger
7/31/2009                      Caleb V. Cordell                                     50,000              $0.21      Merger
7/31/2009                      Samuel V. Cordell                                    50,000              $0.21      Merger
7/31/2009                      Jennifer K. DiSenso                                  50,000              $0.21      Merger
7/31/2009                      Joshua V. Cordell                                    50,000              $0.21      Merger
7/31/2009                      Daniel V. Cordell                                    50,000              $0.21      Merger
7/31/2009                      David Skinner                                        25,000              $0.21      Merger
7/31/2009                      Mark Kalmbach                                        50,000              $0.21      Merger
7/31/2009                 (2)  Warren Blasland.                                  1,230,333              $0.21      Merger
7/31/2009                      Brian Blasland                                       50,000              $0.21      Merger


                                      -23-

                                                                                                SALES PRICE
                                                                               NUMBER OF          (VALUE)            NATURE OF
    DATE OF ISSUANCE                            NAME                         SHARES ISSUED      TRANSACTION         TRANSACTION
------------------------- ---- ---------------------------------------- ---- -------------- -- --------------- --- ---------------

7/31/2009                      Bonnie Montgomery Wagner                              1,000              $0.21      Merger
7/31/2009                      Catherine Pettygrove                                  1,000              $0.21      Merger
7/31/2009                      Tonya Moore                                           1,000              $0.21      Merger
7/31/2009                 (3)  Jan Rowinski                                      1,283,334              $0.21      Merger
7/31/2009                      Harvey Klebanoff                                  2,023,960              $0.21      Merger
7/31/2009                      Helen Klebanoff                                   2,023,960              $0.21      Merger
7/31/2009                      William Kimbrough                                    10,000              $0.21      Merger
7/31/2009                      Mark George                                          50,000              $0.21      Merger
7/31/2009                      Marc Clair                                           50,000              $0.21      Merger
7/31/2009                      Robert Clair                                         25,000              $0.21      Merger
7/31/2009                      Robert Carter                                        50,000              $0.21      Merger
7/31/2009                      Julie Bloch C/F Lexie Bloch UGMA Florida             50,000              $0.21      Merger
7/31/2009                      Leonard Block and Julie Bloch                       200,000              $0.21      Merger
7/31/2009                      Randi Kant                                          200,000              $0.21      Merger
7/31/2009                      Gene Hunt                                            50,000              $0.21      Merger
7/31/2009                      Eric Clair                                            5,000              $0.21      Merger
7/31/2009                      Adam Clair                                            2,000              $0.21      Merger
                                                                             --------------
                               TOTAL MERGER SHARES                              14,624,998
                                                                             ==============

MATERIAL RELATIONSHIPS

     (1) Beneficially Matthew J. Cohen, Chief Operating Officer and Chief Financial Officer, Latitude Solutions, Inc. / Hawk Management Group, Inc.

     (2) Chief Executive Officer, Latitude Clean Tech Group, Inc. and Executive Vice President and Director of Latitude Solutions, Inc.

     (3) Chief Executive Officer of GpsLatitude and Executive Vice President and Director of Latitude Solutions, Inc.

EXEMPTION FROM REGISTRATION CLAIMED

All of the sales by Company of the unregistered securities listed immediately above were made by the Company in reliance upon Section 4(2) of the Act. All of the individuals and/or entities listed above that purchased the unregistered securities were all known to the Company and its management, through pre-existing business relationships, as long standing business associates, friends, and employees. All purchasers were provided access to all material information, which they requested, and all information necessary to verify such information and were afforded access to management of the Company in connection with their purchases. All purchasers of the unregistered securities acquired such securities for investment and not with a view toward distribution, acknowledging such intent to the Company. All certificates or agreements representing such securities that were issued contained restrictive legends, prohibiting further transfer of the certificates or agreements representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition.

SHARES ISSUED PURSUANT TO AGREEMENTS


                                                                NUMBER OF        SALES PRICE
    DATE OF                                                       SHARES           (VALUE)
   ISSUANCE                           NAME                        ISSUED         TRANSACTION             NATURE OF TRANSACTION
---------------- ---- ------------------------------------- -- ------------- -- --------------- -- ---------------------------------
   7/27/2009          Solucorp Industries                           500,000              $0.20     License & Purchase Agreement
   8/3/2009      (1)  Jan Rowinski                                1,608,750              $0.20     Stock Purchase Agreement
   8/3/2009           Aladin Gaston                               1,608,750              $0.20     Stock Purchase Agreement
   8/3/2009           Jacques Faguy                                 975,000              $0.20     Stock Purchase Agreement
   8/3/2009           Karen Jones                                    48,750              $0.20     Stock Purchase Agreement
   8/3/2009           Micro Innovation, Inc.                        633,750              $0.20     Stock Purchase Agreement
   3/22/2010     (2)  F & F T  William Gilmore                      600,000              $0.20     Agreement
                                                               -------------
                      TOTAL AGREEMENT SHARES                      5,975,000
                                                               =============

MATERIAL RELATIONSHIPS

     (1) President/Chief Executive Officer of GpsLatitude and Executive Vice President and Director of Latitude Solutions, Inc.

     (2)  President and Chief  Technology  Officer of Latitude Clean Tech Group,
          Inc.

EXEMPTION FROM REGISTRATION CLAIMED

All of the sales by Company of the unregistered securities listed immediately above were made by the Company in reliance upon Section 4(2) of the Act. All of the individuals and/or entities listed above that purchased the unregistered securities were all known to the Company and its management, through pre-existing business relationships, as long standing business associates, friends, and employees. All purchasers were provided access to all material information, which they requested, and all information necessary to verify such information and were afforded access to management of the Company in connection with their purchases. All purchasers of the unregistered securities acquired such securities for investment and not with a view toward distribution, acknowledging such intent to the Company. All certificates or agreements representing such securities that were issued contained restrictive legends, prohibiting further transfer of the certificates or agreements representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition.












                  (REMAINDER OF PAGE LEFT BLANK INTENTIONALLY)

SHARES ISSUED ON CONVERSION OF PROMISSORY NOTES IN 2009

                                                                          NUMBER OF         SALES PRICE
                                                                            SHARES            (VALUE)            NATURE OF
    DATE OF ISSUANCE                          NAME                          ISSUED          TRANSACTION         TRANSACTION
------------------------- - ----------------------------------------- -- ------------- -- ---------------- -- ----------------
11/6/2009                   Cathy E. Bell  and Roger L. Bell, JT               25,000               $0.20     Notes
11/6/2009                   Cathy E. Bell  and Roger L. Bell, JT               25,000               $0.20     Notes
                            Andrew Zebulon Besch or Katie Elizabeth
11/6/2009                   Besch, JT                                          10,000               $0.20     Notes
11/6/2009                   Donald P. Blasland                                 10,000               $0.20     Notes
11/6/2009                   Dennis Bollig and Darlene Bollig JTWROS           100,000               $0.20     Notes
11/6/2009                   John D. Brown                                      10,000               $0.20     Notes
11/6/2009                   John D. Brown                                      10,000               $0.20     Notes
11/6/2009                   Steven Chan                                         5,000               $0.20     Notes
11/6/2009                   Wayne A. Clegg                                     20,000               $0.20     Notes
11/6/2009                   Gilbert Dickson                                    25,000               $0.20     Notes
11/6/2009                   Jeremy Dickson                                     25,000               $0.20     Notes
11/6/2009                   Philip Dooley and Dana Dooley, JTWROS              10,000               $0.20     Notes
                            Douglas Neil Ferris and/or Maxine
11/6/2009                   Ferris, JTWROS                                     15,261               $0.20     Notes
11/6/2009                   David Flick & Shirley Flick, JTWROS                10,000               $0.20     Notes
                            Rick Fuerstenau and Marci Fuerstenau,
11/6/2009                   JTWROS                                             18,000               $0.20     Notes
11/6/2009                   Mark R. George                                     20,000               $0.20     Notes
11/6/2009                   Kurt Hankins & Lynette Hankins, JTWROS              7,500               $0.20     Notes
11/6/2009                   Dennis Holden                                       5,000               $0.20     Notes
11/6/2009                   Bruce J. Holtzman                                  10,000               $0.20     Notes
11/6/2009                   Duane E. Hunt & Lynda B. Hunt, JT                   5,000               $0.20     Notes
11/6/2009                   Eugene Hunt and Patricia Hunt, JT                  20,000               $0.20     Notes
11/6/2009                   Eugene Hunt and Patricia Hunt, JT                  51,500               $0.20     Notes
11/6/2009                   Eugene Hunt and Patricia Hunt, JT                   9,500               $0.20     Notes
11/6/2009                   Eugene Hunt and Patricia Hunt, JT                   2,000               $0.20     Notes
11/6/2009                   Michael Martin                                     10,000               $0.20     Notes
11/6/2009                   Jelt, LLC                                          15,000               $0.20     Notes
11/6/2009                   Terry O'Kane & Peggy O'Kane, JTWROS                 7,500               $0.20     Notes
11/6/2009                   John Charles Reding                                 5,000               $0.20     Notes





                                      -26-

                                                                          NUMBER OF         SALES PRICE
                                                                            SHARES            (VALUE)            NATURE OF
    DATE OF ISSUANCE                          NAME                          ISSUED          TRANSACTION         TRANSACTION
------------------------- - ----------------------------------------- -- ------------- -- ---------------- -- ----------------
11/6/2009                    Charles James Reding or Lori Ann                  10,000               $0.20      Notes
                             Reding, JT
11/6/2009                    John Charles Reding                               10,000               $0.20      Notes
11/6/2009                    Keith Rhodes                                      10,000               $0.20      Notes
11/6/2009                    Lynda C. Schwartz                                  5,000               $0.20      Notes
11/6/2009                    James S. Shaver & Ann M. Shaver, JTWROS           10,000               $0.20      Notes
                             Lanny Thacker & Virginia Thacker,
11/6/2009                    JTWROS                                            15,000               $0.20      Notes
11/6/2009                    Mary Anne Toohey                                  10,000               $0.20      Notes
11/6/2009                    Stephen F. Walker                                 20,000               $0.20      Notes
11/6/2009                    Lance Warren                                      10,000               $0.20      Notes
11/6/2009                    Wes Werbury                                       10,000               $0.20      Notes
11/6/2009                    Edward B. Wolf                                     5,000               $0.20      Notes
                                                                         -------------
                             TOTAL NOTE SHARES                                601,261
                                                                         =============


EXEMPTION FROM REGISTRATION CLAIMED

Sales and issuances by Company of the unregistered securities listed above were made by the Company in reliance upon Rule 506 of Regulation D to the individuals listed above. All of the individuals and/or entities listed above that purchased the unregistered securities were all known to the Company and its management, through pre-existing business relationships, as long standing business associates, friends, and employees. All purchasers were provided access to all material information, which they requested, and all information necessary to verify such information and were afforded access to management of the Company in connection with their purchases. All purchasers of the unregistered securities acquired such securities for investment and not with a view toward distribution, acknowledging such intent to the Company. All certificates or agreements representing such securities that were issued contained restrictive legends, prohibiting further transfer of the certificates or agreements representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition. Each purchaser made written representation under Rule 506 of Regulation D, including net worth and sophistication. The Company required written representation that each purchaser who was not an accredited investor, either alone or with his purchaser representative, had such knowledge and experience in financial and business matters that he was capable of evaluating the merits and risks of the prospective investment, and the issuer reasonably believed (based on written representations) immediately prior to making any sale that the purchaser came within this description.

SHARES ISSUED ON CONVERSION OF PROMISSORY NOTES IN 2010

During the year ended December 31, 2009 and during the year ended December 31, 2010, the Company issued convertible notes payable amounting to $825,811 and $3,552,150, respectively. These convertible notes mature at various times within six months from date of issuance, have an interest rate of 7% and include a beneficial conversion feature which allows the holder to convert the notes into common stock and warrants at a conversion price of $1.00 per share. The holders of the notes have converted the notes into shares of restricted common stock and warrants beginning in April 2010.


                                                                          NUMBER OF         SALES PRICE
    DATE OF                                                                SHARES             (VALUE)
   ISSUANCE                              NAME                              ISSUED           TRANSACTION        NATURE OF TRANSACTION
---------------- -- ----------------------------------------------- ---- ------------ --- ---------------- -- ----------------------
4/23/2010           David Flick & Shirley Flick, JTWROS                       10,583                $1.00     Conversion Shares
4/23/2010           Rick Fuerstenau and Marci Fuerstenau, JTWROS              19,050                $1.00     Conversion Shares
4/23/2010           Mark R. George                                            21,283                $1.00     Conversion Shares
4/23/2010           Kurt Hankins & Lynette Hankins, JTWROS                     7,981                $1.00     Conversion Shares
4/23/2010           Dennis Holden                                              5,204                $1.00     Conversion Shares
4/23/2010           Eugene Hunt and Patricia Hunt, JT                         21,400                $1.00     Conversion Shares
4/23/2010           Eugene Hunt and Patricia Hunt, JT                         55,105                $1.00     Conversion Shares
4/23/2010           Eugene Hunt and Patricia Hunt, JT                         10,165                $1.00     Conversion Shares
4/23/2010           Eugene Hunt and Patricia Hunt, JT                          2,128                $1.00     Conversion Shares
4/23/2010           Jelt, LLC                                                 15,788                $1.00     Conversion Shares
4/23/2010           Terry O'Kane & Peggy O'Kane, JTWROS                        7,938                $1.00     Conversion Shares
4/23/2010           Lanny Thacker & Virginia Thacker, JTWROS                  15,875                $1.00     Conversion Shares
4/23/2010           Stephen F. Walker                                         20,816                $1.00     Conversion Shares
4/23/2010           Lance Warren                                              10,408                $1.00     Conversion Shares
8/17/2010           John Charles Reding                                        5,408                $1.00     Conversion Shares
8/17/2010           Cathy E. Bell  and Roger L. Bell, JT                      26,750                $1.00     Conversion Shares
8/17/2010           Duane E.  Hunt & Lynda B. Hunt, JT                         5,379                $1.00     Conversion Shares
8/17/2010           Wayne A. Clegg                                            21,400                $1.00     Conversion Shares
8/17/2010           Edward B. Wolf                                             5,350                $1.00     Conversion Shares
8/17/2010           Dennis Bollig and Darlene Bollig JTWROS                  106,417                $1.00     Conversion Shares
8/17/2010           Andrew Zebulon Besch or Katie Elizabeth
                    Besch, JTWROS                                             10,642                $1.00     Conversion Shares
8/17/2010           Charles James Reding or Lori Ann Reding,
                    JTWROS                                                    10,642                $1.00     Conversion Shares
8/17/2010           John Charles Reding                                       10,642                $1.00     Conversion Shares
8/17/2010           Bruce J. Holtzman                                         10,642                $1.00     Conversion Shares
8/17/2010           Lynda C. Schwartz                                          5,321                $1.00     Conversion Shares
8/17/2010           Philip Dooley and Dana Dooley, JTWROS                     10,700                $1.00     Conversion Shares
8/17/2010           Philip Dooley and Dana Dooley, JTWROS                      2,000                $1.00     Conversion Shares
8/17/2010           Mary Anne Toohey                                          10,700                $1.00     Conversion Shares
8/17/2010           Michael Martin                                            10,583                $1.00     Conversion Shares
8/17/2010           Robert Scott Thorp                                        15,700                $1.00     Conversion Shares
8/17/2010           Gilbert Dickson                                           26,167                $1.00     Conversion Shares
8/17/2010           Wes Werbowy                                               10,467                $1.00     Conversion Shares
8/17/2010           Dwayne L. Nyman                                           10,408                $1.00     Conversion Shares
8/17/2010           Michael A. Wagner and Patrice L. Wagner                    5,204                $1.00     Conversion Shares
8/17/2010           Mark A. Klein                                             26,021                $1.00     Conversion Shares
8/17/2010           Randall G. Jorgenson                                      26,458                $1.00     Conversion Shares
8/17/2010           Wayne A. Clegg                                            26,021                $1.00     Conversion Shares
8/17/2010           Gary L. Rochleau or Janice M. Rochleau, JTWROS            10,408                $1.00     Conversion Shares
                    Gregory A. Rochleau or Kelly R. Rochleau,
8/17/2010           JTWROS                                                    10,408                $1.00     Conversion Shares



                                      -28-

                                                                          NUMBER OF         SALES PRICE
    DATE OF                                                                SHARES             (VALUE)
   ISSUANCE                              NAME                              ISSUED           TRANSACTION        NATURE OF TRANSACTION
---------------- -- ----------------------------------------------- ---- ------------ --- ---------------- -- ----------------------

8/17/2010           Terry O'Kane & Peggy O'Kane, JTWROS                       12,334                $1.00     Conversion Shares
8/17/2010           Calvin Boekelman                                           5,204                $1.00     Conversion Shares
8/17/2010           Joan Widletz                                              15,612                $1.00     Conversion Shares
8/17/2010           Gregory Manning & Georgiana Manning, JT                   10,408                $1.00     Conversion Shares
8/17/2010           Torston K. Arnold                                         10,408                $1.00     Conversion Shares
8/17/2010           Wayne A. Clegg                                            10,408                $1.00     Conversion Shares
8/17/2010           Tami Hankins                                               5,204                $1.00     Conversion Shares
8/17/2010           Eugene Hunt and Patricia Hunt, JT                            729                $1.00     Conversion Shares
8/17/2010           Jelt, LLC                                                  5,204                $1.00     Conversion Shares
8/17/2010           John T. McGuire                                            4,684                $1.00     Conversion Shares
8/17/2010           Mark J. Miller                                            10,408                $1.00     Conversion Shares
8/17/2010           Eric C. Moe                                                7,806                $1.00     Conversion Shares
8/17/2010           Robert Scott Thorp                                        10,408                $1.00     Conversion Shares
8/17/2010           Michael Moe                                               11,449                $1.00     Conversion Shares
8/17/2010           Eugene Hunt and Patricia Hunt, JT                         79,103                $1.00     Conversion Shares
8/17/2010           Scott Riley & Pam Riley, Tenants in Common                10,408                $1.00     Conversion Shares
8/17/2010           Kurt Hankins & Lynette Hankins, JTWROS                    10,408                $1.00     Conversion Shares
8/17/2010           Tri-Square Construction, LLC                              62,450                $1.00     Conversion Shares
8/17/2010           Hunt Rental, LLC                                         208,167                $1.00     Conversion Shares
8/17/2010           Dean Meyer                                                 2,082                $1.00     Conversion Shares
8/17/2010           CareyCo Financial Group, Inc. 401K plan ROTH              11,449                $1.00     Conversion Shares
8/17/2010           Mark Spear & Mindi Spear, JTWROS                          13,010                $1.00     Conversion Shares
8/17/2010           Eugene Hunt and Patricia Hunt, JT                         49,440                $1.00     Conversion Shares
10/13/2010          Albert Clement                                             5,204                $1.00     Conversion Shares
10/13/2010          Mark A. Klein                                             26,021                $1.00     Conversion Shares
10/13/2010          Mark J. Miller                                            31,225                $1.00     Conversion Shares
10/13/2010          Eugene Hunt and Patricia Hunt, JT                         11,813                $1.00     Conversion Shares
10/13/2010          Terry O'Kane & Peggy O'Kane, JTWROS                        9,003                $1.00     Conversion Shares
10/13/2010          Bill Meyer                                                15,613                $1.00     Conversion Shares
10/13/2010          Steve Mueller & Nancy Mueller,  JTWROS                     5,204                $1.00     Conversion Shares
10/13/2010          Jerry Christopherson                                      20,817                $1.00     Conversion Shares
10/13/2010          Paul Trauger                                              15,613                $1.00     Conversion Shares
                    Wiernicki & Senyshyn, P.A. retirement Plan
12/6/2010           and Trust Roth                                            10,467                $1.00     Conversion Shares
12/6/2010           Mark A. Klein                                              2,290                $1.00     Conversion Shares
12/6/2010           Dennis Holden                                              5,204                $1.00     Conversion Shares
12/6/2010           Allied Investment Properties, LLC                         10,408                $1.00     Conversion Shares
12/6/2010           Michael E. Mulliniks                                      10,408                $1.00     Conversion Shares
12/6/2010           Rick Fuerstenau and Marci Fuerstenau, JTWROS               4,163                $1.00     Conversion Shares
12/6/2010           Jackson Kent Grizzard                                     12,490                $1.00     Conversion Shares
12/6/2010           Paul Trauger                                              10,408                $1.00     Conversion Shares
12/6/2010           David Flick & Shirley Flick, JTWROS                        5,204                $1.00     Conversion Shares

                                      -29-

                                                                          NUMBER OF         SALES PRICE
    DATE OF                                                                SHARES             (VALUE)
   ISSUANCE                              NAME                              ISSUED           TRANSACTION        NATURE OF TRANSACTION
---------------- -- ----------------------------------------------- ---- ------------ --- ---------------- -- ----------------------

12/6/2010           Tim Meisner                                               44,964                $1.00     Conversion Shares
12/6/2010           Robert N. Becker & Mary C. Becker, JTWROS                103,500                $1.00     Conversion Shares
12/6/2010           Jack Colen & Arlen P. Colen, JTWROS                       10,408                $1.00     Conversion Shares
12/6/2010           Tim Meisner                                               75,981                $1.00     Conversion Shares
12/6/2010           Jack Colen & Arlen P. Colen, JTWROS                        5,204                $1.00     Conversion Shares
12/31/2010          Thomas Nedved                                             10,408                $1.00     Conversion Shares
12/31/2010          George Mark                                               21,337                $1.00     Conversion Shares
12/31/2010          Jelt, LLC                                                  7,806                $1.00     Conversion Shares
12/31/2010          Wayne A. Clegg                                             7,806                $1.00     Conversion Shares
12/31/2010          Paul Trauger                                              10,408                $1.00     Conversion Shares
12/31/2010          Tim Meisner                                              168,927                $1.00     Conversion Shares
12/31/2010          Scott J. Richardson                                       26,021                $1.00     Conversion Shares
12/31/2010          Meisner Roofing & Building Maintenance Inc.               85,348                $1.00     Conversion Shares
12/31/2010          Michael Moe                                               14,572                $1.00     Conversion Shares
12/31/2010          Dwayne L. Nyman                                           10,408                $1.00     Conversion Shares
12/31/2010          Mark Spear & Mindi Spear, JTWROS                           5,204                $1.00     Conversion Shares
12/31/2010          George E. Otis                                            10,350                $1.00     Conversion Shares
12/31/2010          Bogomil Banchev                                            5,175                $1.00     Conversion Shares
12/31/2010          Terry O'Kane & Peggy O'Kane, JTWROS                       16,560                $1.00     Conversion Shares
12/31/2010          Stephen F. Walker                                         31,050                $1.00     Conversion Shares
12/31/2010          Steven D. Dass                                             5,175                $1.00     Conversion Shares
12/31/2010          Theodore Sall                                              2,070                $1.00     Conversion Shares
12/31/2010          Douglas L. Wilhelm                                        10,350                $1.00     Conversion Shares
                                                                         ------------
                    TOTAL CONVERSION SHARES
                                                                           2,110,932
                                                                         ============

EXEMPTION FROM REGISTRATION CLAIMED

Sales and issuances by Company of the unregistered securities listed above were made by the Company in reliance upon Rule 506 of Regulation D to the individuals listed above. All of the individuals and/or entities listed above that purchased the unregistered securities were all known to the Company and its management, through pre-existing business relationships, as long standing business associates, friends, and employees. All purchasers were provided access to all material information, which they requested, and all information necessary to verify such information and were afforded access to management of the Company in connection with their purchases. All purchasers of the unregistered securities acquired such securities for investment and not with a view toward distribution, acknowledging such intent to the Company. All certificates or agreements representing such securities that were issued contained restrictive legends, prohibiting further transfer of the certificates or agreements representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition. Each purchaser made written representation under Rule 506 of Regulation D, including net worth and sophistication. The Company required written representation that each purchaser who was not an accredited investor, either alone or with his purchaser representative, had such knowledge and experience in financial and business matters that he was capable of evaluating the merits and risks of the prospective investment, and the issuer reasonably believed (based on written representations) immediately prior to making any sale that the purchaser came within this description.

ADDITIONAL SHARES ISSUED WITH CONVERSION OF NOTES

                                                                                                SALES PRICE
                                                                             NUMBER OF            (VALUE)
DATE OF ISSUANCE                          NAME                             SHARES ISSUED        TRANSACTION    NATURE OF TRANSACTION
----------------- -- -------------------------------------------------- -- --------------- -- ------------ -- ----------------------
1/20/2010            Calvin Beokleman                                               5,000           $0.13     Additional Note Shares
1/20/2010            Wayne A. Clegg                                                25,000           $0.13     Additional Note Shares
1/20/2010            Wayne A. Clegg                                                10,000           $0.13     Additional Note Shares
1/20/2010            Albert Clement                                                 5,000           $0.13     Additional Note Shares

                                      -30-

                                                                                                SALES PRICE
                                                                             NUMBER OF            (VALUE)
DATE OF ISSUANCE                          NAME                             SHARES ISSUED        TRANSACTION    NATURE OF TRANSACTION
----------------- -- -------------------------------------------------- -- --------------- -- ------------ -- ----------------------

1/20/2010            Tami Hankins                                                   5,000           $0.13     Additional Note Shares
1/20/2010            Randall G. Jorgensen                                          25,000           $0.13     Additional Note Shares
1/20/2010            Mark A Klein                                                  25,000           $0.13     Additional Note Shares
1/20/2010            Gregory Manning & Georgiana Manning                           10,000           $0.13     Additional Note Shares
1/20/2010            John T. McGuire                                                4,500           $0.13     Additional Note Shares
1/20/2010            Mark J. Miller                                                10,000           $0.13     Additional Note Shares
1/20/2010            Eric C. Moe                                                    7,500           $0.13     Additional Note Shares
1/20/2010            Jelt, LLC                                                      5,000           $0.13     Additional Note Shares
1/20/2010            Dwayne L. Nyman                                               10,000           $0.13     Additional Note Shares
1/20/2010            Terry O'Kane & Peggy O'Kane                                   11,850           $0.13     Additional Note Shares
1/20/2010            Gary L. Rochleay or Janice M. Rochleau                        10,000           $0.13     Additional Note Shares
1/20/2010            Gregory A. Rochleaul or Kelly Rochleau                        10,000           $0.13     Additional Note Shares
1/20/2010            Robert Scott Thorp                                            15,000           $0.13     Additional Note Shares
1/20/2010            Robert Scott Thorp                                            10,000           $0.13     Additional Note Shares
1/20/2010            Michael A. Wagner and Patrice L. Wagner                        5,000           $0.13     Additional Note Shares
1/20/2010            Joan Widlitz                                                  15,000           $0.13     Additional Note Shares
4/23/2010            Torsten A. Arnold                                             10,000           $0.14     Additional Note Shares
4/23/2010            Eugene Hunt and Patricia Hunt, JT                                700           $0.14     Additional Note Shares
4/23/2010            Michael Moe                                                   11,000           $0.14     Additional Note Shares
4/23/2010            Eugene Hunt and Patricia Hunt, JT                             76,000           $0.14     Additional Note Shares
4/23/2010            Scott Riley & Pam Riley, JT                                   10,000           $0.14     Additional Note Shares
4/23/2010            Kurt Hankins & Lynette Hankins, JTWROS                        10,000           $0.14     Additional Note Shares
4/23/2010            Tri-Square Construction, LLC                                  35,000           $0.14     Additional Note Shares
4/23/2010            Hunt Rental, LLC                                             200,000           $0.14     Additional Note Shares
4/23/2010            Dean Meyer                                                     2,000           $0.14     Additional Note Shares
4/23/2010            Claudia Kiwi                                                  10,000           $0.14     Additional Note Shares
4/23/2010            Linda Creta                                                    5,000           $0.14     Additional Note Shares
4/23/2010            CaryCo Financial Group, Inc. 401K plan ROTH                   11,000           $0.14     Additional Note Shares
4/23/2010            Mark Spear & Mindi Spear, JTWROS                              12,500           $0.14     Additional Note Shares
4/23/2010            Deborah Lindstrom                                             10,000           $0.14     Additional Note Shares
4/23/2010            Mark A. Klein                                                 25,000           $0.14     Additional Note Shares
4/23/2010            Eugene Hunt and Patricia Hunt, JT                             47,500           $0.14     Additional Note Shares
4/23/2010            Mark J. Miller                                                30,000           $0.14     Additional Note Shares
4/23/2010            Jerry Christopherson                                          20,000           $0.14     Additional Note Shares
                     Wiernicki & Senyshyn, P.A. Retirement Plan and
4/23/2010            Trust Roth                                                    10,000           $0.14     Additional Note Shares
4/23/2010            Paul Trauger                                                  15,000           $0.14     Additional Note Shares
4/23/2010            Mark A. Klein                                                  2,200           $0.14     Additional Note Shares
4/23/2010            Dennis Holden                                                  5,000           $0.14     Additional Note Shares
4/23/2010            Linda C. Johnson & Barry A. Johnson, JTWROS                  100,000           $0.14     Additional Note Shares
4/23/2010            Michael E. Mulliniks                                          10,000           $0.14     Additional Note Shares
4/23/2010            Rick Fuerstenau and Marci Fuerstenau, JTWROS                   4,000           $0.14     Additional Note Shares
4/23/2010            Jackson Kent Grizzard                                         12,000           $0.14     Additional Note Shares
4/23/2010            Paul Trauger                                                  10,000           $0.14     Additional Note Shares
4/23/2010            David Flick & Shirley Flick, JTWROS                            5,000           $0.14     Additional Note Shares
4/23/2010            Tim Meisner                                                   43,200           $0.14     Additional Note Shares
8/17/2010            Tri-Square Construction, LLC                                  25,000           $0.14     Additional Note Shares
8/17/2010            Eugene Hunt and Patricia Hunt, JT                             11,350           $0.14     Additional Note Shares



                                      -31-

                                                                                                SALES PRICE
                                                                             NUMBER OF            (VALUE)
DATE OF ISSUANCE                          NAME                             SHARES ISSUED        TRANSACTION    NATURE OF TRANSACTION
----------------- -- -------------------------------------------------- -- --------------- -- ------------ -- ----------------------

8/17/2010            Terry O'Kane & Peggy O'Kane, JTWROS                            8,650           $0.14     Additional Note Shares
8/17/2010            Bill Meyer                                                    15,000           $0.14     Additional Note Shares
8/17/2010            Steve Mueller & Nancy Mueller,  JTWROS                         5,000           $0.14     Additional Note Shares
8/17/2010            Allied Investment Properties, LLC                             10,000           $0.14     Additional Note Shares
8/17/2010            Robert N. Becker & Mary C. Becker, JTWROS                    100,000           $0.14     Additional Note Shares
8/17/2010            Jack Colen & Arlene P. Colen, JTWROS                          10,000           $0.14     Additional Note Shares
8/17/2010            Tim Meisner                                                   73,000           $0.14     Additional Note Shares
8/17/2010            Jack Colen & Arlene P. Colen, JTWROS                           5,000           $0.14     Additional Note Shares
8/17/2010            Thomas Nedved                                                 10,000           $0.14     Additional Note Shares
8/17/2010            Mark R. George                                                20,500           $0.14     Additional Note Shares
8/17/2010            Jelt, LLC                                                      7,500           $0.14     Additional Note Shares
8/17/2010            Wayne A. Clegg                                                 7,500           $0.14     Additional Note Shares
8/17/2010            Paul Trauger                                                  10,000           $0.14     Additional Note Shares
8/17/2010            Tim Meisner                                                  162,300           $0.14     Additional Note Shares
8/17/2010            Scott J. Richardson                                           25,000           $0.14     Additional Note Shares
8/17/2010            Meisner Roofing & Building Maintenance Inc.                   82,000           $0.14     Additional Note Shares
8/17/2010            Brendon Wade Bluestein & Nancy Lynn Bluestein                 33,000           $0.14     Additional Note Shares
8/17/2010            Michael Moe                                                   14,000           $0.14     Additional Note Shares
8/17/2010            Dwayne L. Nyman                                               10,000           $0.14     Additional Note Shares
8/17/2010            Mark Spear & Mindi Spear, JTWROS                               5,000           $0.14     Additional Note Shares
8/17/2010            Georgia E. Otis                                               10,000           $0.14     Additional Note Shares
8/17/2010            Bogomil Banchev                                                5,000           $0.14     Additional Note Shares
8/17/2010            Terry O'Kane & Peggy O'Kane, JTWROS                           16,000           $0.14     Additional Note Shares
8/17/2010            Stephen F. Walker                                             30,000           $0.14     Additional Note Shares
8/17/2010            Steven D. Dass                                                 5,000           $0.14     Additional Note Shares
8/17/2010            Theodore Sall                                                  2,000           $0.14     Additional Note Shares
8/17/2010            Douglas L Wilhelm                                             10,000           $0.14     Additional Note Shares
8/17/2010            Ilia Petkov                                                   25,000           $0.14     Additional Note Shares
8/17/2010            Joseph R. Nicolosi                                            10,000           $0.14     Additional Note Shares
8/17/2010            Janice Joy and Todd Joy, JT                                    5,000           $0.14     Additional Note Shares
8/17/2010            Robbert Lewis Wiss                                            10,000           $0.14     Additional Note Shares
8/17/2010            Mark R. George                                                30,000           $0.14     Additional Note Shares
8/17/2010            Paul Trauger                                                   5,000           $0.14     Additional Note Shares
8/17/2010            Thomas N.T. Mullen                                            25,000           $0.14     Additional Note Shares
8/17/2010            E. Duane Meyer                                               100,000           $0.14     Additional Note Shares
8/17/2010            James B. Dixon                                                10,000           $0.14     Additional Note Shares
8/17/2010            Wilhelm Charitable Remainder Trust                            10,000           $0.14     Additional Note Shares
8/17/2010            Mark D. Roy & Audrey J. Roy, JTWROS                           26,000           $0.14     Additional Note Shares
8/17/2010            Scott J. Richardson                                           25,000           $0.14     Additional Note Shares
8/17/2010            Robert C. Parson & Margaret E. Parson, JTWROS                 12,500           $0.14     Additional Note Shares
8/17/2010            Jane S. Gunnels                                               10,000           $0.14     Additional Note Shares
8/17/2010            Cynthia Williams                                              30,000           $0.14     Additional Note Shares
9/10/2010            Barry Johnson                                                 75,000           $0.14     Additional Note Shares
9/10/2010            Barry Johnson                                                 75,000           $0.14     Additional Note Shares
10/13/2010           Michael Martin                                                 5,000           $0.14     Additional Note Shares
10/13/2010           Claudia Kiwi                                                   5,000           $0.14     Additional Note Shares
10/13/2010           Barbara Quist & Anthony Davis, JTWROS                         10,000           $0.14     Additional Note Shares

                                      -32-

                                                                                                SALES PRICE
                                                                             NUMBER OF            (VALUE)
DATE OF ISSUANCE                          NAME                             SHARES ISSUED        TRANSACTION    NATURE OF TRANSACTION
----------------- -- -------------------------------------------------- -- --------------- -- ------------ -- ----------------------

10/13/2010           Marjorie Lynch                                                20,000           $0.14     Additional Note Shares
                     B. Dudley Tarlton, IV. and Lynette A. Tarlton,
10/13/2010           JTWROS                                                        10,000           $0.14     Additional Note Shares
10/13/2010           Robbin Lee & Joseph Kennedy, JTTN                             10,000           $0.14     Additional Note Shares
10/13/2010           Logan A. Lee                                                   5,000           $0.14     Additional Note Shares
10/13/2010           Daniel R. Lawless                                              7,500           $0.14     Additional Note Shares
10/13/2010           Brownell Family Trust, (est. 2/16/1988)                       15,000           $0.14     Additional Note Shares
10/13/2010           Robert C. Parson & Margaret E. Parson, JTWROS                  5,000           $0.14     Additional Note Shares
10/13/2010           Joel Vander Leest & Cheryl Vander Leest, JTWROS               10,000           $0.14     Additional Note Shares
10/13/2010           Douglas L Wilhelm                                              5,000           $0.14     Additional Note Shares
                     John Pomonis, Jane Linnehan, Janette Moskin,
10/13/2010           JTWROS                                                         7,500           $0.14     Additional Note Shares
10/13/2010           Leonore Becker or Audrey Becker, JTWROS                       25,000           $0.14     Additional Note Shares
10/13/2010           Walker Family Limited Partnership                            100,000           $0.14     Additional Note Shares
10/13/2010           Jay Newman                                                    10,000           $0.14     Additional Note Shares
                     Brendon Wade Bluestein & Nancy Lynn Bluestein,
10/13/2010           JTWROS                                                        16,000           $0.14     Additional Note Shares
10/13/2010           Jelt, LLC                                                      7,500           $0.14     Additional Note Shares
10/13/2010           Scott Riley & Pam Riley, JT                                   20,000           $0.14     Additional Note Shares
10/13/2010           Eric C. Moe                                                    1,500           $0.14     Additional Note Shares
10/13/2010           Robert A. Walde                                                5,000           $0.14     Additional Note Shares
10/13/2010           Scott J. Richardson                                           12,500           $0.14     Additional Note Shares
11/15/2010           Kyoung WonLee                                                300,000           $0.14     Additional Note Shares
12/1/2010            Daniel R. Lawless                                              3,500           $0.14     Additional Note Shares
12/1/2010            Steven Guyer                                                 110,000           $0.14     Additional Note Shares
12/6/2010            Joyce Peluso                                                   5,000           $0.14     Additional Note Shares
12/6/2010            Mark R. George                                                10,000           $0.14     Additional Note Shares
12/6/2010            Neal E. Massey                                                20,000           $0.14     Additional Note Shares
12/6/2010            E. Duane Myer                                                 50,000           $0.14     Additional Note Shares
12/6/2010            Keith Rhodes                                                  12,000           $0.14     Additional Note Shares
12/6/2010            Jill N. Marburger                                            250,000           $0.14     Additional Note Shares
12/6/2010            Daniel R. Lawless                                              7,500           $0.14     Additional Note Shares
12/6/2010            David P. Lawless                                               5,000           $0.14     Additional Note Shares
12/6/2010            Mark R. George                                                 6,250           $0.14     Additional Note Shares
12/6/2010            The Bibicoff Family Trust, dated May 6, 2000                 150,000           $0.14     Additional Note Shares
12/6/2010            Joseph B. Thomas V and Margareth G Thomas, JTRWOS             30,000           $0.14     Additional Note Shares
12/6/2010            Jack Colen & Arlene P. Colen, JTWROS                           7,500           $0.14     Additional Note Shares
12/6/2010            Alan R. Greenberg                                             25,000           $0.14     Additional Note Shares
12/6/2010            Keith Rhodes                                                   5,000           $0.14     Additional Note Shares
12/8/2010            MLPF&S as Cust FBO Bennet Scauzzo                             25,000           $0.14     Additional Note Shares
12/14/2010           Schafer and Company, LLC                                      10,000           $0.14     Additional Note Shares
12/14/2010           Eugene Hunt and Patricia Hunt, JT                             26,600           $0.14     Additional Note Shares
12/14/2010           Kurt Hankins & Lynette Hankins, JTWROS                        15,000           $0.14     Additional Note Shares
12/14/2010           Jerry Christopherson                                          40,000           $0.14     Additional Note Shares
12/14/2010           Calvin Boekelman                                               2,000           $0.14     Additional Note Shares
12/14/2010           Clint Young                                                    5,000           $0.14     Additional Note Shares

                                      -33-

                                                                                                SALES PRICE
                                                                             NUMBER OF            (VALUE)
DATE OF ISSUANCE                          NAME                             SHARES ISSUED        TRANSACTION    NATURE OF TRANSACTION
----------------- -- -------------------------------------------------- -- --------------- -- ------------ -- ----------------------

12/14/2010           Michael Moe                                                    1,000           $0.14     Additional Note Shares
12/14/2010           Eric C. Moe                                                   10,600           $0.14     Additional Note Shares
12/30/2010           Dwayne L. Nyman                                               65,000           $0.14     Additional Note Shares
                                                                            --------------
                     TOTAL ADDITIONAL NOTE SHARES                               3,686,700
                                                                            ==============

EXEMPTION FROM REGISTRATION CLAIMED

Sales and issuances by Company of the unregistered securities listed above were made by the Company in reliance upon Rule 506 of Regulation D to the individuals listed above. All of the individuals and/or entities listed above that purchased the unregistered securities were all known to the Company and its management, through pre-existing business relationships, as long standing business associates, friends, and employees. All purchasers were provided access to all material information, which they requested, and all information necessary to verify such information and were afforded access to management of the Company in connection with their purchases. All purchasers of the unregistered securities acquired such securities for investment and not with a view toward distribution, acknowledging such intent to the Company. All certificates or agreements representing such securities that were issued contained restrictive legends, prohibiting further transfer of the certificates or agreements representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition. Each purchaser made written representation under Rule 506 of Regulation D, including net worth and sophistication. The Company required written representation that each purchaser who was not an accredited investor, either alone or with his purchaser representative, had such knowledge and experience in financial and business matters that he was capable of evaluating the merits and risks of the prospective investment, and the issuer reasonably believed (based on written representations) immediately prior to making any sale that the purchaser came within this description.

None of the above listed shareholders are registered broker-dealers or are associates of a registered broker-dealer.

ISSUER PURCHASES OF EQUITY SECURITIES

LSI did not repurchase any shares of its common stock during the year ended December 31, 2010.

ITEM 6.  SELECTED FINANCIAL DATA
--------------------------------

Not applicable.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
--------------------------------------------------------------------------------

MANAGEMENTS' DISCUSSION AND ANALYSIS

THE FOLLOWING DISCUSSION SHOULD BE READ IN CONJUNCTION WITH OUR AUDITED CONSOLIDATED FINANCIAL STATEMENTS AND NOTES THERETO INCLUDED HEREIN.

THIS DISCUSSION CONTAINS FORWARD-LOOKING STATEMENTS, SUCH AS STATEMENTS RELATING TO OUR FINANCIAL CONDITION, RESULTS OF OPERATIONS, PLANS, OBJECTIVES, FUTURE PERFORMANCE AND BUSINESS OPERATIONS. THESE STATEMENTS RELATE TO EXPECTATIONS CONCERNING MATTERS THAT ARE NOT HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS REFLECT OUR CURRENT VIEWS AND EXPECTATIONS BASED LARGELY UPON THE INFORMATION CURRENTLY AVAILABLE TO US AND ARE SUBJECT TO INHERENT RISKS AND UNCERTAINTIES. ALTHOUGH WE BELIEVE OUR EXPECTATIONS ARE BASED ON REASONABLE ASSUMPTIONS, THEY ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND THERE ARE A NUMBER OF IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. BY MAKING THESE FORWARD-LOOKING STATEMENTS, WE DO NOT UNDERTAKE TO UPDATE THEM IN ANY MANNER EXCEPT AS MAY BE REQUIRED BY OUR DISCLOSURE OBLIGATIONS IN FILINGS WE MAKE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE FEDERAL SECURITIES LAWS. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM OUR FORWARD-LOOKING STATEMENTS.

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S REPORT ON THE COMPANY'S FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 INCLUDES A "GOING CONCERN" EXPLANATORY PARAGRAPH THAT DESCRIBES SUBSTANTIAL DOUBT ABOUT THE COMPANY'S ABILITY TO CONTINUE AS A GOING CONCERN.

Latitude Solutions, Inc., through three subsidiaries, has operations based upon its proprietary technologies.

Latitude Clean Tech Group, Inc. provides products, processes and solutions for contaminated water applications. LCTG provides products, processes and solutions for contaminated water issues resulting from various oil/gas drilling operations including water used in hydraulic fractionizing of wells, contaminated water relating to the Alberta oil sands, and mining operations producing contaminated water. In light of the increasing issues related to major industrial produced water pollution, mining, oil/ natural gas (hydraulic fracturing), contaminated water related issues, together with ever increasing expenditures for defense, surveillance and anti-terrorism requirements, there is a growing market for the Company's technologies, both domestically and possibly internationally.

6709800 Canada, Inc. dba GpsLatitude, the Company's second subsidiary, is the technology/software/hardware group, which provides wireless telemetry/live video streaming and security products for Mobile Assets, Public Security, Corporate and National Security applications. The Company has established a marketing strategic alliance with U.S. defense contractor, General Dynamics, as well as with Bell Canada to jointly market the Company's technologies. Additionally, the Royal Canadian Mounted Police (RCMP) are utilizing the Company's products.

Trinity Solutions, Inc., the Company's third operating subsidiary, is the Company's internal business marketing subsidiary which provides sales and marketing support to the other subsidiaries.

On February 8, 2011, Latitude Energy Services, LLC was organized in the state of Nevada. LSI has a 70% equity ownership in LES, the remaining 30% equity ownership is owned by third party entities. LSI is one of five managers of the LLC, the other four managers are from the 30% equity owners of the LLC. Latitude Energy Services, LLC will provide water remediation services to the Oil, Gas and Energy industries worldwide utilizing innovative and patented technologies developed by its majority equity owner, Latitude Solutions, Inc. ("LSI") and its subsidiary companies.

Our Budget for operations in next year is as follows:

                                                              MAXIMUM
                                                      -------------------------
Operational Expenses:
   Legal Fees (Registration Statement)                                 $50,000
   Legal Fees (Other)                                                  $43,000
   Accounting                                                          $75,000
   Transfer Agent Fees                                                 $45,000
   Salaries                                                         $2,356,000
   Rent                                                               $176,750
   Finance Costs                                                      $550,000
   Advertising                                                        $341,000
   Business Development                                               $195,000
   Travel and Entertainment                                           $496,000
  Insurances                                                           $99,000
                                                      -------------------------
                                                                    $4,426,750

Based on our current cash reserves as of December 31, 2010 of $216,200 we have an operational budget of six months. The budget of $4.4 million will be supported by fundraising, of which no funds are committed are not. We have not generated any revenues to date. We account for our ownership in GpsLatitude as an equity investment recognizing gains and losses on that investment. If we are unable to begin to generate enough revenue, through our other subsidiaries, to cover our operational costs, we will need to seek additional sources of funds. Currently, we have NO committed source for any funds as of date hereof. No representation is made that any funds will be available when needed. In the event funds cannot be raised if and when needed, we may not be able to carry out our business plan and could fail in business as a result of these uncertainties.

RESTATEMENT OF FINANCIAL STATEMENTS

The financial statements for the years ended December 31, 2010 and 2009 have been restated to reflect debt discount on convertible debt and to correct the fair value of warrants and bonus shares issued pursuant to convertible debt and consulting fees. Management determined that the debt discount had been erroneously recorded as finance costs and that the Black-Scholes calculation used to determine the fair value of the warrants contained a mathematical error.

As a consequence of the above restatement, convertible debt, net was restated from $2,788,011 and $825,811 to $2,378,583 and $717,302 at December 31, 2010 and
2009, respectively; liability to issue stock was restated from $198,065 and $39,576 to $239,133 and $54,910 at December 31, 2010 and 2009, respectively;
additional  paid in capital was  restated  from  $8,989,196  and  $2,397,940  to
$5,312,288  and  $1,887,119  at  December  31,  2010  and  2009,   respectively;
accumulated deficit was restated from $10,506,523 and $2,749,775 to $6,461,255 and $2,145,779 at December 31, 2010 and 2009, respectively; consulting fees were restated from $1,729,462 to $839,007 in 2010; finance costs pursuant to debt issuance were restated from $3,554,150 and $825,811 to $1,003,333 and $221,815 in 2010 and 2009, respectively; net loss was restated from $7,756,748 and $2,490,788 to $4,315,476 and $1,886,792 in 2010 and 2009, respectively, and loss per share - basic and diluted was restated from $0.33 and $1.06 to $0.18 and $0.81 in 2010 and 2009, respectively.

RESULTS OF OPERATIONS

COMPARISON OF THE YEAR ENDED  DECEMBER 31, 2010 WITH THE YEAR ENDED DECEMBER 31, 2009

                                                       For the Years Ended
                                                          December 31,                         Change
                                                ---------------------------------- ------------------------------
                                                      2010             2009               $               %
                                                ----------------- ---------------- ----------------- ------------
REVENUES                                        $              -  $             -  $              -           -%
COST OF REVENUES                                               -                -                 -           -
                                                ----------------- ---------------- ----------------- ------------
GROSS PROFIT (LOSS)                                            -                -                 -           -
                                                ----------------- ---------------- ----------------- ------------
OPERATING EXPENSES
    Legal and accounting expense                         192,106           53,282           138,824       260.5%
    Consulting fees                                      839,007          878,393            39,386        (4.5%)
    Rent expense                                          69,048           57,341            11,707        20.4%
    Salaries expense                                     762,790           20,988           741,802       353.4%
    Travel expense                                       251,301          141,601           109,700        77.5%
    General and administrative                           772,637           89,239           683,398         766%
                                                ----------------- ---------------- ----------------- ------------

    Total expenses                                     2,886,889        1,240,844         1,646,045       132.7%
                                                ----------------- ---------------- ----------------- ------------
LOSS FROM OPERATIONS                                  (2,886,889)      (1,240,844)        1,646,045       132.7%
                                                ----------------- ---------------- ----------------- ------------

OTHER EXPENSES
     Acquisition expense                                       -          350,000          (350,000)       (100%)
     Finance costs                                     1,003,333          221,815           781,518       352.3%
     Interest expense                                    120,886           24,405            96,481       395.3%
     Equity in losses to investee                        304,368           49,728           254,640       512.1%
                                                ----------------- ---------------- ----------------- ------------
    Total other expense                                1,428,587          645,948           782,639       121.1%
                                                ----------------- ---------------- ----------------- ------------

NET LOSS                                              (4,315,476)      (1,886,792)        2,428,684       128.8%
                                                ----------------- ---------------- ----------------- ------------

LOSS PER SHARE                                  $          (0.18) $         (0.81) $          (0.63)      (77.7%)

WEIGHTED AVERAGE OUTSTANDING
     SHARES
    BASIC AND DILUTED                                 23,415,247        2,342,017


REVENUES

The Company did not recognize any revenue from its operations other then GPS Latitude during the years ended December 31, 2010 and 2009. During the year ended December 31, 2010, the Company had completed construction of its water plant with a capacity to treat 200 gallons per minute. While currently being used for demonstrations, we expect to utilize this facility to initiate the generation of revenues during the year ended December 31, 2011.

OPERATING EXPENSES

Operating expenses for the year ended December 31, 2010 were $2,886,889 as compared to $1,240,844 for the year ended December 31, 2009, an increase of $1,646,045 or 132%. The increase was primarily caused by a $741,802 increase in salaries expenses related to the deployment of staff to supervise and operate our equipment in the field and an increase in travel related expenses of $109,700 which resulted from our proof of concept customer demonstrations. Additional increases of $138,824 in legal and accounting expenses as a result of our efforts to register with the Securities and Exchange Commission and $683,398 in general and administrative expenses contributed to the increase over the prior year.

LOSS FROM OPERATIONS

Loss from operations for the year ended December 31, 2010 was $2,886,889 compared to a loss of $1,240,844 for the year ended December 31, 2009, an increase of $1,646,045 or 132.7%. The increase in the loss from operations in 2010 versus 2009 was due to the increases in operating expenses identified above.

INTEREST EXPENSE

Interest expense was $120,866 for the year ended December 31, 2010 as compared to $24,405 for the year ended December 31, 2009, an increase of $96,481 or 395.3%. This amount is a result of the Company's notes payable that were converted into common stock and related to actual and accrued interest expense.

NET LOSSES

During the year ended December 31, 2010, the Company recognized a net loss of $4,315,476 compared to $1,886,792 for the year ended December 31, 2009. The Company's net loss increased $2,428,684 during the year ended December 31, 2010 when compared to the year ended December 31, 2009. The primary reasons for this increase was an increase in operating expenses of $1,646,045, plus an increase in finance costs of $781,518 caused by the increase in debt financing. The amount of $350,000 is attributed to the acquisition of the public shell.

LIQUIDITY AND CAPITAL RESOURCES

At December 31, 2010, the Company had total current assets of $ 216,200, consisting solely of cash on hand. At December 31, 2010, we had total current liabilities of $3,973,210, consisting of $907,685 in accounts payable and accrued liabilities, $412,409 due to investee, $35,400 related party payable, convertible debt, net of $2,378,583 and a liability to issue common stock of $239,133. At December 31, 2010, the Company has a working capital deficit of $3,757,010.

Net cash used in operating activities was $2,234,918 for the year ended December 31, 2010, compared to $862,652 for the year ended December 31, 2009. This increase in cash used relates to the significantly higher cash expenses during the year ended December 31, 2010 due to an increase in operating activities including an increase in consulting and travel expenses. During the year ended December 31, 2010, net losses of $4,315,476 were offset by non-cash items of $1,003,333 in financing costs, $385,970 in common stock for services, $146,034 in warrants issued for services, $28,134 in depreciation expense and $304,368 in equity loss in the GPS Latitude investment.

The Company's net cash used in investing activities was $1,123,165 for the year ended December 31, 2010 compared to net cash used in investing activities of $117,046 for the year ended December 31, 2009. In 2010 the Company invested $373,879 in plant and equipment.

The Company's net cash provided by financing activities was $3,572,150 for the year ended December 31, 2010 compared to net cash provided by financing activities of $980,974 for the year ended December 31, 2009. During the year ended December 31, 2010, the Company received $3,552,150 in proceeds from the issuance of convertible debt and $25,000 from a related party payable.

At December 31, 2010 and 2009, the Company had convertible notes payable outstanding of $2,378,583 and $717,302, respectively, which was net of a discount of $409,428 and $108,509, respectively. These convertible notes mature at various times within six months from date of issuance, have an interest rate of 7% and include a beneficial conversion feature which allows the holder to convert the notes into common stock at a conversion price of $1.00 per share. In connection with these convertible notes, the Company issued warrants expiring five years from date of issuance which allow the holders to purchase shares of common stock at $1.25 per share and issued a share of common stock for every dollar borrowed.

At December 31, 2010 and 2009, the Company had a liability to issue stock of $239,133 and $54,910, respectively. The balance at December 31, 2010 is comprised of $170,739 of bonus shares to be issued in 2011 and $68,394 of stock to be issued for legal and consulting services rendered in 2010. The balance at December 31, 2009 is comprised of $44,910 of bonus shares issued in 2010 and $10,000 of consulting services rendered in 2009.

As of December 31, 2010, $705,061 of the outstanding convertible notes payable have reached their maturity date and $479,800 of this amount has been converted to stock subsequent to December 31, 2010.

Convertible debt with beneficial conversion features, whereby the conversion feature is "in the money," is accounted for in accordance with guidelines established by ASC 470-20, "DEBT WITH CONVERSION AND OTHER OPTIONS." The relative fair value of the beneficial conversion feature and other embedded features are individually valued at fair market value and are either expensed or amortized over the term of the related instruments. The Company has recognized the respective values of these features as a discount to the convertible debt and is amortizing the discount over the term of the notes.

NEED FOR ADDITIONAL FINANCING

The Company anticipates the need for an additional $6- $10 million in financing over the next twelve months in order to fund the building of additional water units which is marketed under the Companies trade mark brand named Integrated Water Systems(TM). Management is currently exploring several financing alternatives including both debt and equity financing. However there can be no assurances that these alternatives will come to fruition or that if the Company needs to raise capital for working capital purposes, it will be successful.

CRITICAL ACCOUNTING POLICIES

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid instruments, with an initial maturity of three months or less to be cash equivalents.

PROPERTY AND EQUIPMENT

Property and equipment is recorded at cost. Depreciation is provided for on the straight line method over the estimated useful lives of the related assets as follows:

                   Furniture and fixtures            5 to 7 years
                   Computer equipment                5 years
                   Equipment                         5 to 7 years
                   Software                          3 to 5 years

The cost of maintenance and repairs is charged to expense in the period incurred. Expenditures that increase the useful lives of assets are capitalized and depreciated over the remaining useful lives of the assets. When items are retires or disposed of, the cost and accumulated depreciation are removed from the accounts and any gain or loss is included in income.

INTANGIBLE ASSETS

In accordance with FASB ASC 350-25, "INTANGIBLES - GOODWILL AND OTHER", the Company acquired a patent that is being amortized over its useful life of fifteen years. The Company purchased the patent through the issuance of 600,000 shares of common stock with a fair value of $120,000 and a cash payment of $100,000. Additionally, the Company capitalized patent fees of $2,000. The Company's balance of intangible assets on the balance sheet net of accumulated amortization was $207,267 and $0 at December 31, 2010 and 2009, respectively. Amortization expense related to the intangible assets was $14,733 and $0 for the years ended December 31, 2010 and 2009, respectively. Amortization expenses related to intangible assets is expected to be approximately $14,800 each year for 2011 through 2015.

EQUITY INVESTMENTS

The Company follows ASC 323-10, "INVESTMENTS" to account for investments in entities in which the Company has a 20% to 50% interest or otherwise exercises significant influence. These investments are carried at cost, adjusted for the Company's proportionate share of undistributed earnings or losses of Investee.

REVENUE RECOGNITION AND COST OF REVENUES

Machinery and royalty revenues will be recognized when there is pervasive evidence of the arrangement, delivery has occurred, the price is fixed and determinable and collectability is reasonably assured.

Licensing and other services will include revenues from technology licensing and maintenance services. These services are provided to customers ongoing and will be billed up front on a monthly or quarterly basis and recognized as revenue equally during the term of the arrangement in accordance with ASC 605-25, "MULTIPLE ELEMENT ARRANGEMENTS". Since inception, no revenue has been generated.

Costs of revenues for the Company will consist primarily of costs to purchase machinery and equipment and the shipping costs necessary to distribute products to customers.

FINANCIAL INSTRUMENTS

The Company adopted the provisions of ASC 820, "FAIR VALUE MEASUREMENTS AND DISCLOSURES", effective January 1, 2008. ASC 820 defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles and enhances disclosures about fair value measurements.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Valuation techniques used to measure fair value, as required by ASC 820, must maximize the use of observable inputs and minimize the use of unobservable inputs.

The standard describes a fair value hierarchy based on three levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value. The Company's assessment of the significance of a particular input to the fair value measurements requires judgment, and may affect the valuation of the assets and liabilities being measured and their placement within the fair value hierarchy.

     o Level 1 - Quoted prices in active markets for identical assets or liabilities.

     o Level 2 - Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

     o Level 3 - Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
-------------------------------------------------------------------

LSI's operations do not employ financial instruments or derivatives which are market sensitive. Short term funds are held in non-interest bearing accounts and funds held for longer periods are placed in interest bearing accounts. Large amounts of funds, if available, will be distributed among multiple financial institutions to reduce risk of loss. Our cash holdings do not generate any significant interest income.

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA
----------------------------------------------------

The restated audited financial statements of Latitude Solutions, Inc. for the two-years ended December 31, 2010 and 2009, and for the period from June 3, 1983 (inception) through December 31, 2010 appear as pages 54 through 78.


ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE
--------------------------------------------------------------------------------

Not applicable.

ITEM 9A. CONTROLS AND PROCEDURES
--------------------------------

This annual report does not include a report of management's assessment regarding internal control over financial reporting or an attestation report of the company's registered public accounting firm due to a transition period established by rules of the Securities and Exchange Commission for newly public companies.

ITEM 9A(T). CONTROLS AND PROCEDURES
-----------------------------------

This annual report does not include a report of management's assessment regarding internal control over financial reporting or an attestation report of the company's registered public accounting firm due to a transition period established by rules of the Securities and Exchange Commission for newly public companies.

ITEM 9B.  OTHER INFORMATION
---------------------------

Not applicable.

                                    PART III

ITEM 10. DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
---------------------------------------------------------------

The following table sets forth information as to persons who currently serve as LSI's directors or executive officers, including their ages as of December 31, 2010.

          NAME            AGE                 POSITION
------------------------ ----- -------------------------------------------------
Harvey Kaye               70   Chief Executive Officer, President and
                               Chairman of Latitude Solutions, Inc.

Matthew J. Cohen          52   Chief Operating Officer, Chief Financial Officer
                               and Director of Latitude Solutions, Inc.

Warren V. Blasland, Jr.   65   Executive Vice President and Director of Latitude
                               Solutions, Inc. and Chief Executive Officer of
                               Latitude Clean Tech Group, Inc.

Jan Rowinski,             57   Executive Vice President and Director of Latitude
                               Solutions, Inc. and Chief Executive Officer/
                               President of GpsLatitude

Kenneth Koock             68   Director of Latitude Solutions, Inc.


LSI officers are elected by the board of directors at the first meeting after each annual meeting of LSI shareholders and hold office until their successors are duly elected and qualified under LSI bylaws.

The directors named above will serve until the next annual meeting of LSI's stockholders. Thereafter, directors will be elected for one-year terms at the annual stockholders' meeting. Officers will hold their positions at the pleasure of the board of directors absent any employment agreement. There is no arrangement or understanding between the directors and officers of LSI and any other person pursuant to which any director or officer was or is to be selected as a director or officer.

BIOGRAPHICAL INFORMATION

HARVEY KAYE, CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT

Mr. Kaye was appointed as an officer and director of Latitude Solutions, Inc. on March 24, 2009. Mr. Kaye is formally Chairman and CEO of Gulfstream Capital Group, Inc., from 1993 to May 2008, a merchant banking, consulting and financial advisory organization, which provides advisory and corporate finance services to both public and private companies. Mr. Kaye has more than 30 years of experience in providing financing, strategic planning and administrative leadership to both large and small companies as an entrepreneur, investment banker, chairman, chief executive officer and director. Gulfstream has acted in a merchant banking, financial advisory and strategic planning capacity for numerous corporations, both public and private.

Currently, Mr. Kaye is on the Board for Angstrom Technologies, a security company that is engaged in manufacturing UV chemicals and scanners and other products for the security industry. Mr. Kaye has a BS in business from Temple University.

Mr. Kaye was appointed to the board of directors because of his experience in both development of financing and also strategic planning, experiences that are beneficial to Latitude Solutions at this stage in its operations.

MATTHEW J. COHEN, CHIEF OPERATING OFFICER, CHIEF FINANCIAL OFFICER AND DIRECTOR

Mr. Cohen was appointed as an officer March 24, 2009 and to the board of Latitude Solutions, Inc. on April 30, 2010. Mr. Cohen formerly served as Chief Financial Officer of Cavit Sciences from July 2008 to June 2009; a publicly traded company, and has also been the Chief Executive Officer and Chief Financial Officer of Genio Group, Inc. from July 2004 to June 2006 , a public company, as well as a member of its board of directors. Prior to these engagements, Mr. Cohen served as the Chief Financial Officer for several companies across a variety of industries including Sea Aerosupport, Inc. from June 2004 to July 2006, and Life Imaging Corporation from September 2002 to December 2003 a provider of diagnostic services and Interactive Technologies.com, Ltd., a publicly traded benefit and services company, where he continues today as a member of its board of directors. Mr. Cohen has a B.B.A. degree in Accounting from New Paltz State University, New York earned in 1980.

Mr. Cohen was appointed to the board of directors not only because of his background in management of public entities, but also because of his knowledge of public company accounting issues.

WARREN V. BLASLAND, JR., EXECUTIVE VICE PRESIDENT AND DIRECTOR OF LATITUDE SOLUTIONS, INC. AND CHIEF EXECUTIVE OFFICER OF LATITUDE CLEAN TECH GROUP, INC.

Mr. Blasland was appointed as an officer and to the board of Latitude Solutions, Inc. on March 24, 2009. Mr. Blasland is a Professional Engineer who has over 30 years experience in environmental engineering, including executive responsibility for the planning, design, construction and operation of waste treatment, water purification, and hazardous waste facilities. Mr. Blasland is licensed in 17 states nationwide and was President and CEO of Blasland Consulting Services, Inc., Environmental Engineers and Scientists from 2001 to 2008. He is the founder and retired President and Chairman of Blasland, Bouck & Lee, Inc., and is also the founder and former Chairman of BBL Environmental Services, Inc., a national Hazardous Waste Construction Company from 1984 through 2001.

Mr. Blasland was appointed to the board of directors of the Company not only because of his experience in management but also because of his experience in environmental engineering, which directly correlates to the business operations of Latitude Clean Tech Group, Inc.

JAN ROWINSKI, EXECUTIVE VICE PRESIDENT AND DIRECTOR OF LATITUDE SOLUTIONS, INC. AND CHIEF EXECUTIVE OFFICER/PRESIDENT OF GPSLATITUDE

Mr. Rowinski was appointed as an officer and to the board of directors of Latitude Solutions, Inc. on March 24, 2009. Mr. Rowinski is a corporate/business development and turn-around professional, experienced in streamlining corporations and elevating them to higher levels of performance and profit. He has introduced technologies in U.S., Canadian and International markets.

Mr. Rowinski is the Co-Founder of GpsLatitude, a provider of security solutions and wireless telemetry for mobile assets and people, including advanced cost effective, integrated mobile live video streaming, tracking and live wireless transmission solutions on available public and private radios. Mr. Rowinski was the co-founder of MicroSlate Inc., a design and manufacture of patented, rugged mobile/wireless pen tablets, handheld and notebook computers from June of 1989 to August of 2004. MicroSlate was a Provider of cost-effective mobile/wireless, end-to-end enterprise hardware/software solutions for mobile workers, including police, military, utilities, transportation, oil and gas, telecommunication and government agencies.

Mr. Rowinski is a lecturer regarding technology and mobile/wireless computing. Mr. Rowinski holds an MBA degree from McGill University, B.Sc. in Mathematics, and an Electrical Engineering (DEC).

Mr. Rowinski was appointed to the board of directors of the Company because of his long time experience in the wireless industry.

KENNETH J. KOOCK, DIRECTOR OF LATITUDE SOLUTIONS, INC.

Mr. Koock was appointed to the Board of Directors of the Company on April 30. 2010. Mr. Koock graduated Duke University in 1963 with a B.A. and was also a graduate of St. John's Law School 1966 Juris Doctor Degree. From 1977 to 2003, he served as Vice Chairman of M.H. Meyerson & Co. where he helped lead the trading and investment departments. Currently, Mr. Koock is Chairman of the Board for Angstrom Technologies, a security company that is engaged in manufacturing UV chemicals and scanners and other products for the security industry. Mr. Koock is also Director of U.S. Aerospace, a publicly traded company involved in the aerospace industry. Mr. Koock was appointed a director of the public company, Red Mountain Resources, Inc. (fka Teaching Time, Inc.) on February 2, 2011.

Mr. Koock was appointed to the board of directors of the Company because of his experience and knowledge in not only investment but also his experience in management of public companies.

COMMITTEES OF THE BOARD OF DIRECTORS

LSI is managed under the direction of its board of directors.

The board of directors has no nominating, auditing committee or a compensation committee. Therefore, the selection of person or election to the board of directors was neither independently made nor negotiated at arm's length.

         EXECUTIVE COMMITTEE

The members of the Board of Directors serve as its executive committee.

         AUDIT COMMITTEE

The members of the Board of Directors serve as its audit committee.

PREVIOUS "BLANK CHECK" OR "SHELL" COMPANY INVOLVEMENT

Management of LSI has not been involved in prior private "blank-check" or "shell" companies.

ANNUAL MEETING

The annual meeting of LSI stockholders is expected to be held at a future date as soon as practicable. This will be an annual meeting of stockholders for the election of directors. The annual meeting will be held at LSI's principal office or at such other place as permitted by the laws of the State of Nevada and on such date as may be fixed from time to time by resolution of LSI board of directors.

CONFLICTS OF INTEREST - GENERAL.

Our directors and officers are, or may become, in their individual capacities, officers, directors, controlling shareholder and/or partners of other entities engaged in a variety of businesses. Thus, there exist potential conflicts of interest including, among other things, time, efforts and corporation opportunity, involved in participation with such other business entities. While the officers and directors of our business are engaged full time in our business activities, the amount of time they devote to other business may be up to approximately 5 hours per week.

CONFLICTS OF INTEREST - CORPORATE OPPORTUNITIES

Certain of the officers and directors of the Company may be directors and/or principal shareholders of other companies and, therefore, could face conflicts of interest with respect to potential acquisitions. In addition, officers and directors of the Company may in the future participate in business ventures, which could be deemed to compete directly with the Company. Additional conflicts of interest and non-arms length transactions may also arise in the future in the event the Company's officers or directors are involved in the management of any firm with which the Company transacts business. The Company's Board of Directors has adopted a policy that the Company will not seek a merger with, or acquisition of, any entity in which management serve as officers or directors, or in which they or their family members own or hold a controlling ownership interest. Although the Board of Directors could elect to change this policy, the

Board of Directors has no present intention to do so. In addition, if the Company and other companies with which the Company's officers and directors are affiliated both desire to take advantage of a potential business opportunity, then the Board of Directors has agreed that said opportunity should be available to each such company in the order in which such companies registered or became current in the filing of annual reports under the Exchange Act subsequent to January 1, 1997.

The Company's officers and directors may actively negotiate or otherwise consent to the purchase of a portion of their common stock as a condition to, or in connection with, a proposed merger or acquisition transaction. It is anticipated that a substantial premium over the initial cost of such shares may be paid by the purchaser in conjunction with any sale of shares by the Company's officers and directors which is made as a condition to, or in connection with, a proposed merger or acquisition transaction. The fact that a substantial premium may be paid to the Company's officers and directors to acquire their shares creates a potential conflict of interest for them in satisfying their fiduciary duties to the Company and its other shareholders. Even though such a sale could result in a substantial profit to them, they would be legally required to make the decision based upon the best interests of the Company and the Company's other shareholders, rather than their own personal pecuniary benefit.


ITEM 11.  EXECUTIVE COMPENSATION
--------------------------------

The following table sets forth the fact that officers received a cash salary during the last three fiscal years. The following table sets forth this information by LSI, including salary, bonus and certain other compensation to the Company's Chief Executive Officer and named executive officers for the past three fiscal years.

Please note: Some executive officers and directors work for our Canadian subsidiary, GpsLatitude and as such are paid a portion or all of their compensation in Canadian Dollars. For reporting purposes, their salaries are reported in the Company's reporting currency, US Dollars. Unless noted otherwise, all compensation figures are in US Dollars.












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                                      -44-

                             EXECUTIVE COMPENSATION

The table below represents the officer's compensation of the Company's Officers for the years ended December 31, 2010, 2009 and 2008, unless noted differently.

                                                                        NON-EQUITY  NON-QUALIFIED
                                                                         INCENTIVE     DEFERRED
                                                   STOCK    OPTION         PLAN      COMPENSATION  ALL OTHER
                               SALARY     BONUS    AWARDS    AWARDS    COMPENSATION    EARNINGS   COMPENSATION   TOTAL
 NAME & POSITION     YEAR       ($)        ($)       ($)       ($)          ($)          ($)          ($)         ($)
------------------- -------- ----------- --------- -------- ---------- -------------- ----------- ------------ -----------
Harvey Kaye,         2010     $183,789      $0       $0        $0           $0            $0          $0        $183,789
Chief Executive      2009     $159,782      $0       $0        $0           $0            $0          $0        $159,782
Officer and          2008        $0         $0       $0        $0           $0            $0          $0           $0
President (1)

Matthew J. Cohen,    2010     $193,724      $0       $0        $0           $0            $0          $0        $193,724
COO & Chief          2009     $146,000      $0       $0        $0           $0            $0          $0        $146,000
Financial Officer(2) 2008        $0         $0       $0        $0           $0            $0          $0           $0

Warren V.
Blasland, Jr.,       2010     $174,374      $0       $0        $0           $0            $0          $0        $174,374
Executive Vice       2009     $116,000      $0       $0        $0           $0            $0          $0        $116,000
President(3)         2008        $0         $0       $0        $0           $0            $0          $0           $0

Jan Rowinski,        2010     $70,627       $0       $0        $0           $0            $0          $0        $70,627
Executive Vice       2009     $62,366       $0       $0        $0           $0            $0          $0        $62,366
President(4)         2008       $$0         $0       $0        $0           $0            $0          $0           $0
------------------- --------
(1) During the year ended December 31, 2010, the amount of $183,789  consists of the  amount of  $89,451  paid to Harvey  Kaye,  directly,  and  $94,338  paid to
Gulfstream  Capital Group,  owned by Harvey Kaye. During the year ended December
31,  2009,  the amount of $159,782  consists of a $5,000  payment made to Harvey
Kaye and the balance of $154,782 paid to Gulfstream Capital Group.

(2) During the year ended December 31, 2010, the amount of $193,724 consists of the amount of $26,000 to Hawk Management Group, owned by Matthew Cohen's wife and the remaining amount of $167,724 paid directly to Matthew Cohen. During the year ended December 31, 2009, the amount of $146,000 consists of payments of $94,000 to Hawk Management Group and the remaining amount of $52,000 paid directly to Matthew Cohen. Pursuant to his employment agreement, Mr. Cohen receives a $700 a month automobile allowance.

(3) During the year ended December 31, 2009, the amount of $115,750 consists of direct payments to Warren V. Blasland, Jr. in the amount of $83,750, the amount of $21,000 paid to Blasland Consulting and $11,000 paid to Blasland and Associates, both companies owned by Warren V. Blasland, Jr.

(4) During the year ended December 31, 2010, the amount of $70,627 consists of direct payment to Jan Rowinski by LSI in the amount of $25,500 U.S., the amount of $45,127 U.S., paid by GpsLatitude for consulting services to the CSI Group, a Company owned by Jan Rowinski. During the year ended December 31, 2009, the amount of $62,366 consists of direct payment to Jan Rowinski by LSI in the amount of $22,500 U.S., the amount of $$35,165 U.S., paid by GpsLatitude for consulting services to the CSI Group. During the years ended December 31, 2010 and 2009, a portion of Mr. Rowinski's compensation was paid in Canadian Dollars, $46,500 and $39,866 Canadian, respectively. In accordance with USGAAP, the amount has been converted to US Dollars using a conversion based on the average currency rate for the year ended December 31, 2010 of $0.97048 for a salary expense of $45,127 and for the year ended December 31, 2009 of $0.88209 for a salary expense of $35,165 US Dollars.

                    OPTION/SAR GRANTS IN THE LAST FISCAL YEAR

Not Applicable.

LSI does not have a stock option plan as of the date of this filing. There was no grant of stock options to the Chief Executive Officer and other named executive officers during the fiscal years ended December 31, 2009 and 2010.

EMPLOYMENT AGREEMENTS

The Company entered into employment agreements as of March 31, 2009, with its key officers, as listed below. The agreements cover a five year term and provide for annual cash compensation as described below:


     NAME                      POSITION                      ANNUAL COMPENSATION
     ----                      --------                      -------------------
     Harvey Kaye               CEO, President                      $225,000
     Matthew J. Cohen          COO, CFO                            $180,000
     Warren V. Blasland, Jr.   Executive Vice President            $180,000
     Jan Rowinski              Executive Vice President            $180,000

During the years ended December 31, 2009 and 2010, none of the above officers received the full annual compensation under their employment agreements. All officers agreed to a cut in compensation during both years in order to facilitate the Company's operational growth.

Described below are the compensation packages our Board approved for our executive officers. The compensation agreements were approved by our board based upon recommendations conducted by the board.

Messrs. Kaye, Cohen, Blasland and Rowinski's employment agreements provide for a cash bonus of equivalent to 15% of the prior twelve (12) month's annual compensation, contingent on the Company reaching revenue, and gross profit targets per year as defined in writing with the Board of Directors before the commencement of each fiscal year. Such targets are to be determined based upon prior fiscal performance and using projections for future performance and current economic conditions.

Messrs. Kaye, Cohen, Blasland and Rowinski's employment agreements provide for a $700 per month automobile allowance, payable on a monthly basis.

EMPLOYMENT  CONTRACTS  AND  TERMINATION  OF  EMPLOYMENT  AND   CHANGE-IN-CONTROL
ARRANGEMENTS

There are employment contracts, compensatory plans or arrangements, including payments to be received from us, with respect to any of our executive officers which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of employment with us, any change in control of us, or a change in the person's responsibilities following such a change in control.

All of the existing employment agreements with our executives have a term of five years from the date of the agreement and thereafter renews for one year terms, unless ninety days notice is given by either the employee or the Company prior to the renewal date.

The employment contracts provide for the Executive to be paid all amounts owed to the Executive under the terms of the agreement upon termination or as salary continuation for a period to be determined at the time of termination.

In the event of a change of control, the Executive shall receive all accrued compensation; pro rata bonus; and severance equal to three times the sum of the annual base compensation for that entire fiscal year, plus the bonus amount, plus a cash payment of $50,000 along with any contributions that have been made to any retirement funds. In addition, the Company would be required to provide the executive and the executive's family with insurance for a thirty-six month period.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The LSI board of directors in its entirety acts as the compensation committee for LSI.

STOCK OPTION PLAN

The Company intends to develop a stock option plan in the near future.

                              DIRECTOR COMPENSATION

The following table sets forth certain information concerning compensation paid to our directors for services as directors, but not including compensation for services as officers reported in the "Summary Executives Compensation Table" during the years ended December 31, 2010 and 2009:

                                                                               NON-QUALIFIED
                                                              NON-EQUITY         DEFERRED
                            FEES                            INCENTIVE PLAN     COMPENSATION        ALL OTHER
                           EARNED      STOCK     OPTION      COMPENSATION        EARNINGS        COMPENSATION      TOTAL
      NAME         YEAR    OR PAID     AWARDS    AWARDS           ($)               ($)               ($)           ($)
                           IN CASH      ($)        ($)
                             ($)
------------------ ------ ---------- --------- ---------- ---------------- ------------------ ---------------- -----------

Harvey Kaye (1)    2010     $-0-       $-0-      $-0-          $-0-              $-0-            $183,789       $183,789
                   2009     $-0-       $-0-      $-0-          $-0-              $-0-            $159,782       $159,782

Matthew J.         2010     $-0-       $-0-      $-0-          $-0-              $-0-            $193,724       $193,724
Cohen (2)          2009     $-0-       $-0-      $-0-          $-0-              $-0-            $146,000       $146,000

Warren V.          2010     $-0-       $-0-      $-0-          $-0-              $-0-            $174,374       $174,374
Blasland, Jr. (3)  2009     $-0-       $-0-      $-0-          $-0-              $-0-            $116,000       $116,000

Jan Rowinski (4)   2010     $-0-       $-0-      $-0-          $-0-              $-0-             $70,267       $70,267
                   2009     $-0-       $-0-      $-0-          $-0-              $-0-             $62,366       $62,366

Kenneth Koock (5)  2010     $-0-       $-0-      $-0-          $-0-              $-0-              $-0-           $-0-
                   2009     $-0-     $20,000     $-0-          $-0-              $-0-              $-0-         $20,000
------------------ ------
(1) Mr. Kaye  serves as the CEO and  President  of the  Company  and  receives a salary for such position. During the year ended December 31, 2010, the amount of
$183,789  consists of the amount of $89,451 paid to Harvey Kaye,  directly,  and
$94,338 paid to Gulfstream  Capital Group, owned by Harvey Kaye. During the year ended  December 31, 2009,  the amount of $159,782  consists of a $5,000  payment made to Harvey  Kaye and the  balance of  $154,782  paid to  Gulfstream  Capital
Group, owned by Harvey Kaye.

(2) Mr. Cohen serves as the COO and CFO of the Company and receives a salary for such position. During the year ended December 31, 2010, the amount of $193,724 consists of the amount of $26,000 to Hawk Management Group, owned by Matthew
Cohen's  wife and the  remaining  amount of  $167,724  paid  directly to Matthew
Cohen. During the year ended December 31, 2009, the amount of $146,000 consists of payments of $94,000 to Hawk Management Group, owned by Matthew J. Cohen's wife, and the remaining amount of $52,000 paid directly to Matthew J. Cohen.

(3) Mr. Blasland serves as an Executive Vice President of the Company and receives a salary for such position. During the year ended December 31, 2009, the amount of $115,750 consists of direct payments to Warren V. Blasland, Jr. in the amount of $83,750, the amount of $21,000 paid to Blasland Consulting and $11,000 paid to Blasland and Associates, both companies owned by Warren V.
Blasland, Jr.

(4) Mr. Rowinski, serves as an Executive Vice President of the Company and the President/CEO of GpsLatitude and receives a salary for such position.. During the year ended December 31, 2010, the amount of $70,627 consists of direct payment to Jan Rowinski by LSI in the amount of $25,500 U.S., the amount of $45,127 U.S., paid by GpsLatitude for consulting services to the CSI Group, a Company owned by Jan Rowinski. During the year ended December 31, 2009, the amount of $62,366 consists of direct payment to Jan Rowinski by LSI in the amount of $22,500 U.S., the amount of $$35,165 U.S., paid by GpsLatitude for consulting services to the CSI Group. During the years ended December 31, 2010 and 2009, a portion of Mr. Rowinski's compensation was paid in Canadian Dollars, $46,500 and $39,866 Canadian, respectively. In accordance with USGAAP, the amount has been converted to US Dollars using a conversion based on the average

                                      -47-

currency rate for the year ended December 31, 2010 of $0.97048 for a salary expense of $45,127 and for the year ended December 31, 2009 of $0.88209 for a salary expense of $35,165 US Dollars.

(5) During the year ended December 31, 2009, Mr. Koock received 100,000 shares of restricted common stock for his services as a director of the Company. The shares had a value of $20,000 or $0.20 per share.

At this time, our Directors do not receive cash compensation for serving on the LSI Board of Directors.

OUR OFFICERS AND DIRECTORS MAY HAVE CONFLICTS OF INTERESTS AS TO CORPORATE OPPORTUNITIES WHICH WE MAY NOT BE ABLE OR ALLOWED TO PARTICIPATE IN.

Presently there is no requirement contained in our Articles of Incorporation, Bylaws, or minutes which requires officers and directors of our business to disclose to us business opportunities which come to their attention. Our officers and directors do, however, have a fiduciary duty of loyalty to us to disclose to us any business opportunities which come to their attention, in their capacity as an officer and/or director or otherwise. Excluded from this duty would be opportunities which the person learns about through his involvement as an officer and director of another company. We have no intention of merging with or acquiring business opportunity from any affiliate or officer or director.

LIMITATION ON LIABILITY AND INDEMNIFICATION

Latitude Solutions,  Inc. is a Nevada  corporation.  The Nevada Revised Statutes
(NRS) provides that the articles of incorporation of a Nevada corporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except that any such provision may not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) acts specified in Section 78 (concerning unlawful distributions), or
(iv) any transaction from which a director directly or indirectly derived an improper personal benefit. LSI articles of incorporation contain a provision eliminating the personal liability of directors to LSI or LSI shareholders for monetary damages to the fullest extent provided by the NRS.

The NRS provides that a Nevada corporation must indemnify a person who was wholly successful, on the merits or otherwise, in defense of any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal (a "Proceeding"), in which he or she was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the Proceeding, unless such indemnity is limited by the corporation's articles of incorporation. LSI articles of incorporation do not contain any such limitation.

The NRS provides that a Nevada corporation may indemnify a person made a party to a Proceeding because the person is or was a director against any obligation incurred with respect to a Proceeding to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan) or reasonable expenses incurred in the Proceeding if the person conducted himself or herself in good faith and the person reasonably believed, in the case of conduct in an official capacity with the corporation, that the person's conduct was in the corporation's best interests and, in all other cases, his or her conduct was at least not opposed to the corporation's best interests and, with respect to any criminal proceedings, the person had no reasonable cause to believe that his or her conduct was unlawful. The Company's articles of incorporation and bylaws allow for such indemnification. A corporation may not indemnify a director in connection with any Proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or, in connection with any other Proceeding charging that the director derived an improper personal benefit, whether or not involving actions in an official capacity, in which Proceeding the director was judged liable on the basis that he or she derived an improper personal benefit. Any indemnification permitted in connection with a Proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with such Proceeding.

The NRS, unless otherwise provided in the articles of incorporation, a Nevada corporation may indemnify an officer, employee, fiduciary, or agent of the corporation to the same extent as a director and may indemnify such a person who is not a director to a greater extent, if not inconsistent with public policy and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract. LSI articles of incorporation provide for indemnification of directors, officers, employees, fiduciaries and agents of LSI to the full extent permitted by Nevada law.

LSI articles of incorporation also provide that LSI may purchase and maintain insurance on behalf of any person who is or was a director or officer of LSI or who is or was serving at the request of LSI as a director, officer or agent of another enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not LSI would have the power to indemnify him or her against such liability.


                      EQUITY COMPENSATION PLAN INFORMATION

The Company has not yet established an equity compensation plan or Incentive Stock Option Plan, however, it intends to in the near future.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.
--------------------------------------------------------------------------------

The following table sets forth information with respect to the beneficial ownership of LSI's outstanding common stock by:

     o each person who is known by LSI to be the beneficial owner of five percent (5%) or more of LSI common stock;

     o LSI's Chief Executive Officer, its other executive officers, and each director as identified in the "Management -- Executive Compensation" section; and

     o    all of the Company's directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock and options, warrants and convertible securities that are currently exercisable or convertible within 60 days of the date of this document into shares of LSI common stock are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The information below is based on the number of shares of LSI's common stock that LSI believes was beneficially owned by each person or entity as of December 31, 2010.

As of December 31, 2010, there are currently 100,000,000 common shares authorized and 28,710,656 shares are issued and outstanding.








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                                      -49-

     TITLE OF CLASS           NAME AND ADDRESS OF BENEFICIAL OWNER (1)       AMOUNT AND NATURE OF      PERCENT OF
                                                                             BENEFICIAL OWNERSHIP        CLASS
------------------------- ------------------------------------------------- ------------------------ ---------------
Common Stock              Harvey Kaye, Chief Executive Officer, President                 3,999,920          13.93%
                          and Chairman of Latitude Solutions, Inc. (2)

Common Stock              Matthew J. Cohen, Chief Operating Officer, Chief                1,283,333           4.46%
                          Financial Officer and Director of Latitude
                          Solutions, Inc. / Hawk Management Group, Inc. (3)

Common Stock              Warren V. Blasland, Jr., Executive Vice                         1,230,333           4.28%
                          President and Director of Latitude Solutions,
                          Inc. and Chief Executive Officer of Latitude
                          Clean Tech Group, Inc.

Common Stock              Jan Rowinski, Executive Vice President and                      2,892,084          10.07%
                          Director of Latitude Solutions, Inc. and Chief
                          Executive Officer and President of GpsLatitude

Common Stock              Kenneth Koock, Director of Latitude Solutions,                    300,000           0.01%
                          Inc.
                                                                            ------------------------ ---------------
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (5 PERSONS)                               9,805,670          34.15%
                                                                            ======================== ===============

GREATER THAN 5% SHAREHOLDERS
---------------------------------------------------------------------------
Common Stock              Aladin Gaston                                                   1,608,750           5.60%

Common Stock              H. Deworth Williams                                             1,575,082           5.48%

Common Stock              Ed Cowle                                                        1,564,315           5.44%

Common Stock              Jacques Faguy/Micro-Innovations, Inc. (4)                       1,608,750           5.60%
------------------------- -------------------------------------------------
     (1)  The address of each person listed below,  unless otherwise  indicated, is c/o 190 NW Spanish  River  Blvd.,  Suite 101,  Boca Raton,  Florida
          33431.

     (2) Mr. Kaye holds 2,023,960 shares of common stock beneficially through his wife and 1,975,960 shares directly.

     (3)  Mr. Cohen, holds his share beneficially through Hawk Management Group,
          Inc., a company of which his wife is the sole shareholder.

     (4)  Mr.  Faguy holds  975,000  shares of common stock  directly.  He holds
          633,750  shares   beneficially   through   Micro-Innovation,   Inc.  a
          corporation  of  which  he  is  an  officer,   director  and  majority
          shareholder.

Rule 13d-3 under the Securities Exchange Act of 1934 governs the determination of beneficial ownership of securities. That rule provides that a beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security. Rule 13d-3 also provides that a beneficial owner of a security includes any person who has the right to acquire beneficial ownership of such security within sixty days, including through the exercise of any option, warrant or conversion of a security. Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person. Those securities are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Included in this table are only those derivative securities with exercise prices that LSI believes have a reasonable likelihood of being "in the money" within the next sixty days.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
-------------------------------------------------------

Other than the transactions discussed below, we have not entered into any transaction nor are there any proposed transactions in which any of our founders, directors, executive officers, shareholders or any members of the immediate family of any of the foregoing had or is to have a direct or indirect material interest.

The Company entered into several employment agreements as of March 31, 2009. The agreements cover a five year term and provide for annual cash compensation as described below:

            NAME                         POSITION            ANNUAL COMPENSATION
    -----------------------      ------------------------    -------------------
    Harvey Kaye                  CEO, President                  $225,000
    Matthew J. Cohen             COO, CFO                        $180,000
    Warren V. Blasland, Jr.      Executive Vice President        $180,000
    Jan Rowinski                 Executive Vice President        $180,000

During the year ended December 31, 2009, Mr. Koock, a director, was issued 100,000 shares of restricted common stock for his services as a director of the Company. The shares had a value of $20,000 or $0.20 per share.

The Company has a liability to stockholders for expenses paid by them on the Company's behalf. The liability has a balance of $10,400 as of December 31, 2010 and 2009, respectively. The unsecured liability is non-interest bearing and is payable on demand.

On September 29, 2010, an advance of $25,000 was received from Harvey Kaye, an officer of the Company. The unsecured liability is non-interest bearing and is payable on demand.

INTERESTS OF CERTAIN PERSONS IN THE ACQUISITION TRANSACTION

Edward F. Cowle and H. Deworth Williams, affiliates of the Company, who together are entitled to receive a $200,000 fee that is being paid for services in connection with the acquisitions of GpsLatitude, Trinity Solutions, Inc. and Latitude Clean Tech Group, Inc. The services are for bringing the parties together, negotiating the transaction and for facilitating the acquisitions.

GPS LATITUDE

In July 2009 the Company acquired a 50% ownership interest in 6709800 Canada Inc. ("GPS Latitude"), a Canadian Company. The Company is committed to contribute unto GPS Latitude 40% of any funds raised from future issuances of equity or debt securities up to $1,000,000. The balance for amounts due to
(from) affiliate for the periods ended December 31, 2010 and 2009 were $412,409 and ($96,065), respectively.

ITEM 14. PRINCIPAL ACCOUNTING FEES AND SERVICES
-----------------------------------------------

GENERAL. Mallah Furman and Company, P.A. ("Mallah Furman") is the Company's principal auditing accountant firm. The Company's Board of Directors has considered whether the provisions of audit services are compatible with maintaining Mallah Furman's independence. The engagement of our independent registered public accounting firm was approved by our Board of Directors prior to the start of the audit of our consolidated financial statements for the year ended December 31, 2010.

The following table represents aggregate fees billed to the Company for the years ended December 31, 2010 and December 31, 2009 by Mallah Furman and Company, P.A.

                                   Year Ended December 31,
                                  2010                2009
                            ---------------      --------------
Audit Fees                  $       72,387       $      12,000

Quarterly Review Fees       $       35,853       $      11,000

Tax Fees                    $        5,800       $           0

All Other Fees              $            0       $           0
                            ---------------      --------------
Total Fees                  $      114,040       $      23,000
                            ===============      ==============


All audit work was performed by the auditors' full time employees.


                                     PART IV

ITEM 15.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES
-------------------------------------------------

The  following  is a complete  list of exhibits  filed as part of this Form 10K.
Exhibit number corresponds to the numbers in the Exhibit table of Item 601 of Regulation S-K.

(a)     Restated Audited financial statements for years ended December 31, 2010 and 2009


(b)     EXHIBIT NO.                                   DESCRIPTION
        -----------    -----------------------------------------------------------------------------------------------------

        2.1            Merger Agreement by and between GMMT, Inc. and Genex Biopharma, Inc.*
        3(i).1         Articles of Incorporation of GMMT, Inc. - Idaho*
        3(i).2         Certificate of Amendment to Articles of Incorporation of GMMT, Inc. - Nevada
                       changing name to Latitude Solutions, Inc. *
        3(i).3         Articles of Incorporation of Planetswater USA Holdings, Inc.*
        3(i).4         Certificate of Amendment to Articles of Incorporation of Planetswater USA Holdings,
                       Inc. changing name to Latitude Clean Tech Group, Inc.*
        3(i).5         Articles of Incorporation 6709800 Canada, Inc.*
        3(i).6         Articles of Organization of Latitude Energy Services, LLC ****
        3(ii).7        Bylaws of Latitude Solutions, Inc.*
        10.1           Employment Agreement, Harvey Kaye*
        10.2           Employment Agreement, Matthew J. Cohen*
        10.3           Employment Agreement, Warren V. Blasland, Jr.*
        10.4           Employment Agreement, Jan Rowinski*
        10.5           Employment Agreement, F. William Gilmore, President and Chief Technology Officer of
                       Latitude Clean Tech Group, Inc. **
        10.6           Agent Agreement, Crucible Enterprises, Ltd. ***
        10.7           Alliance Marketing Agreement, Bell Mobility, Inc.***
        10.8           Consulting Agreement, Laurino Consulting***
        10.9           Amendment to Consulting Agreement, Laurino Consulting***
        10.10          Strategic Alliance Agreement, Mississippi Band of Choctaw Indians d/b/a Chahta
                       Enterprises ***
        10.11          Operating Agreement of Latitude Energy Services, LLC ****
        21.1           List of Subsidiaries of Latitude Solutions, Inc. ****
        31.1           Certification of Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act *****



                                      -52-

        31.2           Certification of Chief Financial Officer pursuant to Section 302 of the
                       Sarbanes-Oxley Act *****
        32.1           Certification of Principal Executive Officer pursuant to Section 906 of the
                       Sarbanes-Oxley Act *****
        32.2           Certification of Principal Accounting Officer pursuant to Section 906 of the
                       Sarbanes-Oxley Act *****

----------------- --------------

*Filed as an exhibit to the Registration Statement on Form 10, filed with the SEC on November 12, 2010.

**Filed as an exhibit to the Registration Statement on Form 10, Amendment No. 1, filed with the SEC on January 14, 2011.

*** Filed as an exhibit to the Registration Statement on Form 10, Amendment No. 2, filed with the SEC on February 11, 2011.

****Filed as an exhibit to the Annual Report on Form 10-K, filed with the SEC on April 15, 2011.

*****Filed herewith.

                     LATITUDE SOLUTIONS, INC. & SUBSIDIARIES
                               (F/K/A GMMT, INC.)



                    Financial Statements for the Years Ended
                           December 31, 2010 and 2009


                                   (Restated)

                                TABLE OF CONTENTS






REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM               56

CONSOLIDATED FINANCIAL STATEMENTS

      Consolidated Balance Sheets (Restated)                          57

      Consolidated Statements of Operations (Restated)                58

      Consolidated Statement of Stockholders' Deficit (Restated)      59-61

      Consolidated Statements of Cash Flows (Restated)                62

      Notes to Consolidated Financial Statements                      63-78

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



To the Board of Directors and
Stockholders of Latitude Solutions, Inc. and Subsidiaries (f/k/a GMMT, Inc.) (A Development Stage Company)

We have  audited  the  accompanying  consolidated  balance  sheets  of  Latitude
Solutions, Inc. and Subsidiaries (f/k/a GMMT, Inc.) (A Development Stage Company) (the "Company") as of December 31, 2010 and 2009, the related consolidated statements of operations and cash flows for the years ended December 31, 2010 and 2009 and for the period from June 3, 1983 (inception) to December 31, 2010, and the related consolidated statements of stockholders' deficit for the period from June 3, 1983 (inception) to December 31, 2010. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Latitude Solutions, Inc. and Subsidiaries (f/k/a GMMT, Inc.) (A Development Stage Company) as of December 31, 2010 and 2009, and the results of its operations and its cash flows for the years ended December 31, 2010 and 2009 and for the period from June 3, 1983 (inception) to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company's lack of revenue, continuing losses and dependence on outside financing raise substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Mallah Furman

Fort Lauderdale, Florida
April 15, 2011, except for Notes 2, 9, 11, 13 and 14, as to which the date is May 10, 2011

                              LATITUDE SOLUTIONS, INC. & SUBSIDIARIES (F/K/A GMMT, INC.)
                                            (A Development Stage Company)
                                             Consolidated Balance Sheets
                                                      (Restated)

                                                        ASSETS

                                                                            December 31,           December 31,
                                                                               2010                     2009
                                                                       -----------------------  --------------------

CURRENT ASSETS

      Cash                                                             $              216,200   $             2,133
                                                                       -----------------------  --------------------

           Total Current Assets                                                       216,200                 2,133
                                                                       -----------------------  --------------------

      Equity investment                                                             1,767,882               938,146
      Prepaid licensing fee, net                                                       93,333               100,000
      Property, plant and equipment, net                                              384,743                20,208
      Intangible assets, net                                                          207,267                     -
      Other assets                                                                    174,745                 4,423
                                                                          --------------------     -----------------

           TOTAL ASSETS                                                $            2,844,170   $         1,064,910
                                                                       =======================  ====================


                                        LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES

      Accounts payable and accrued expenses                            $              907,685   $           602,262
      Due to investee                                                                 412,409                     -
      Related party payable                                                            35,400                10,400
      Convertible debt, net                                                         2,378,583               717,302
      Liability to issue stock                                                        239,133                54,910
                                                                       -----------------------  --------------------

           Total Current Liabilities                                                3,973,210             1,384,874
                                                                       -----------------------  --------------------

STOCKHOLDERS' DEFICIT

      Common stock, $0.001 par value, 100,000,000
         shares authorized, 28,710,656 and 21,887,814
         shares issued and outstanding, respectively                                   28,711                21,888
      Additional paid-in capital                                                    5,312,288             1,887,119
      Deficit accumulated during the development stage                             (6,461,255)           (2,145,779)
      Due from investee                                                                     -               (96,065)
      Accumulated other comprehensive (loss) income                                    (8,784)               12,873
                                                                       -----------------------  --------------------

           Total Stockholders' Deficit                                             (1,129,040)             (319,964)
                                                                       -----------------------  --------------------
           TOTAL LIABILITIES AND STOCKHOLDERS'
           DEFICIT                                                     $            2,844,170   $         1,064,910
                                                                       =======================  ====================






          See accompanying notes to consolidated financial statements.

                                     LATITUDE SOLUTIONS, INC. & SUBSIDIARIES (F/K/A GMMT, INC.)
                                                    (A Development Stage Company)
                                                Consolidated Statements of Operations
                                                             (Restated)

                                                                                                                From Inception
                                                                                                                  on June 3,
                                                                                                                 1983 Through
                                                                          For the Years Ended                    December 31,
                                                                             December 31,                            2010
                                                               -------------------------------------------  -----------------------
                                                                       2010                    2009
                                                               --------------------    -------------------  -----------------------
REVENUES                                                        $                -      $               -    $                   -
                                                               --------------------    -------------------  -----------------------

EXPENSES

     Legal and accounting expense                                          192,106                 53,282                  334,096
     Consulting fees                                                       839,007                878,393                1,769,900
     Rent expense                                                           69,048                 57,341                  148,389
     Salaries expense                                                      762,790                 20,988                  821,778
     Travel expense                                                        251,301                141,601                  435,330
     General and administrative                                            772,637                 89,239                  877,227
                                                               --------------------    -------------------  -----------------------

        Total Expenses                                                   2,886,889              1,240,844                4,386,720
                                                               --------------------    -------------------  -----------------------

LOSS FROM OPERATIONS                                                    (2,886,889)            (1,240,844)              (4,386,720)

OTHER EXPENSES
     Acquisition expense                                                         -                350,000                  350,000
     Finance costs pursuant to debt issuance                             1,003,333                221,815                1,225,148
     Interest expense                                                      120,886                 24,405                  145,291
     Equity in losses of investee                                          304,368                 49,728                  354,096
                                                               --------------------    -------------------  -----------------------

        Total Other Expenses                                             1,428,587                645,948                2,074,535
                                                               --------------------    -------------------  -----------------------

LOSS BEFORE INCOME TAXES                                                (4,315,476)            (1,886,792)              (6,461,255)

INCOME TAXES                                                                     -                      -                        -
                                                               --------------------    -------------------  -----------------------

NET LOSS                                                       $        (4,315,476)    $       (1,886,792)  $           (6,461,255)
                                                               ====================    ===================  =======================

LOSS PER SHARE - BASIC AND DILUTED                             $             (0.18)    $            (0.81)
                                                               ====================    ===================

WEIGHTED AVERAGE
  OUTSTANDING SHARES
  BASIC AND DILUTED                                                     23,415,247              2,342,017
                                                               ====================    ===================




          See accompanying notes to consolidated financial statements.

                                     LATITUDE SOLUTIONS, INC. & SUBSIDIARIES (F/K/A GMMT, INC.)
                                                    (A Development Stage Company)
                                          Consolidated Statements of Stockholders' Deficit



                                                                                       Deficit            Accumulated
                                                                                     Accumulated            Other
                                                       Common Stock       Additional  During the   Due  Comprehensive     Total
                                                   --------------------    Paid-In    Development  From     (Loss)     Stockholders'
                                                     Shares     Amount     Capital      Stage     Investee  Income       Deficit
                                                   ---------- ---------  ----------  -----------  -------  ---------   ------------
Balance at inception on
  June 3, 1983                                            -    $      -           -           -         -         -              -

Common shares issued to
  founders for services                               421,643       422       9,358           -         -         -          9,780

Net loss for the period from
  inception on June 3, 1984
  through December 31, 2004                                 -         -           -      (9,780)        -         -         (9,780)
                                                   ---------- ---------  ----------  -----------  -------  ---------   ------------
Balance, December 31, 2004                            421,643       422       9,358      (9,780)        -         -              -

Services contributed and
  expenses paid by shareholder                              -         -       7,500           -         -         -          7,500

Net loss for the year ended
  December 31, 2005                                         -         -           -     (11,700)        -         -        (11,700)
                                                   ---------- ---------  ----------  -----------  -------  ---------   ------------
Balance, December 31, 2005                            421,643       422      16,858     (21,480)        -         -         (4,200)

Services contributed by
  shareholders                                              -         -       5,000           -         -         -          5,000

Net loss for the year ended
  December 31, 2006                                         -         -           -      (7,500)        -         -         (7,500)
                                                   ---------- ---------  ----------  -----------  -------  ---------   ------------

Balance, December 31, 2006                            421,643       422      21,858     (28,980)        -         -         (6,700)

Services contributed by
  shareholders                                              -         -       3,600           -         -         -          3,600

Net loss for the year ended
  ended December 31, 2007                                   -         -           -      (7,300)        -         -         (7,300)
                                                   ---------- ---------  ----------  -----------  -------  ---------   ------------
Balance, December 31, 2007                            421,643       422      25,458     (36,280)                           (10,400)

                                                                                                                ....(CONTINUED)



          See accompanying notes to consolidated financial statements.

                                      -59-



                                                                                       Deficit            Accumulated
                                                                                     Accumulated            Other
                                                       Common Stock       Additional  During the   Due  Comprehensive     Total
                                                   --------------------    Paid-In    Development  From     (Loss)     Stockholders'
                                                     Shares     Amount     Capital      Stage     Investee  Income       Deficit
                                                   ---------- ---------  ----------  -----------  -------  ---------   ------------

Common stock issued for
  cash at 0.20  per share                              45,322        45     210,205           -         -         -        210,250

Net loss for the year ended
  December 31, 2008                                         -         -           -    (222,707)        -         -       (222,707)
                                                   ---------- ---------  ----------  -----------  -------  ---------   ------------
Balance, December 31, 2008                            466,965       467     235,663    (258,987)        -         -        (22,857)


Common stock issued for
  cash at $.20 per share                               33,088        33     153,468           -         -         -        153,501

Value of beneficial conversion
  feature and warrants issued in
  connection with convertible debt                          -         -     165,161           -         -         -        165,161

Issuance of common stock for
  professional fees at $ .20 per share                786,500       787     156,514           -         -         -        157,301

Issuance of common stock as
  prepaid licensing fee at $.20 per share             500,000       500      99,500           -         -         -        100,000

Issuance of common stock in
  connection with merger with
  Latitude Solutions, Inc.                         14,625,000    14,625     (12,963)          -         -         -          1,662

Issuance of common stock in
  connection with acquistion
  of investee at $ .20 per share                    4,875,000     4,875     970,125           -         -         -        975,000

Issuance of common stock pursuant to
  bonus shares issued in connection
  with convertible debt                               601,261       601     119,651           -         -         -        120,252

Net loss for the year ended
  December 31, 2009                                         -         -           -  (1,886,792)        -         -     (1,886,792)

Due from investee for the year ended
  December 31, 2009                                         -         -           -           -   (96,065)        -        (96,065)

Other comprehensive income for the
  year ended December 31, 2009                              -         -           -           -         -    12,873         12,873
                                                   ---------- ---------  ----------  -----------  -------  ---------   ------------
Balance, December 31, 2009 (Restated)              21,887,814    21,888   1,887,119  (2,145,779)  (96,065)   12,873       (319,964)

                                                                                                                ....(CONTINUED)




          See accompanying notes to consolidated financial statements.

                                      -60-


                                                                                       Deficit            Accumulated
                                                                                     Accumulated            Other
                                                       Common Stock       Additional  During the   Due  Comprehensive     Total
                                                   --------------------    Paid-In    Development  From     (Loss)     Stockholders'
                                                     Shares     Amount     Capital      Stage     Investee  Income       Deficit
                                                   ---------- ---------  ----------  -----------  -------  ---------   ------------
Issuance of common stock for
 professional fees at $ .20 per share               1,637,882     1,638     325,938           -         -         -        327,576

Issuance of common stock pursuant to
 agreement with third party at $.20 per share         600,000       600     119,400           -         -         -        120,000

Issuance of common stock pursuant to
 bonus shares issued in connection
 with convertible debt at $.20 per share            2,925,000     2,925     583,675           -         -         -        586,600

Issuance of common stock pursuant to
 conversion shares issued in connection
 with convertible debt at $1.00 per share           1,659,960     1,660   1,658,300          -          -         -      1,659,960

Value of beneficial conversion
 feature and warrants issued in
 connection with debt                                       -         -     591,822           -         -         -        591,822

Issuance of warrants for professional fees                  -         -     146,034           -         -         -        146,034

Other comprehensive loss for the
 period ended December 31, 2010                             -         -           -           -         -   (21,657)       (21,657)

Net loss for the year ended
December 31, 2010                                           -         -           -  (4,315,476)        -         -     (4,315,476)

Offset by accrual of amounts owed
 to investee                                                -         -           -           -    96,065         -         96,065

                                                   ---------- ---------  ----------  -----------  -------  ---------   ------------
Balance, December 31, 2010 (Restated)              28,710,656 $  28,711   5,312,288  (6,461,255)        -    (8,784)    (1,129,040)
                                                   ========== =========  ==========  ===========  =======  =========   ============




          See accompanying notes to consolidated financial statements.

                                LATITUDE SOLUTIONS INC. & SUBSIDIARIES (F/K/A GMMT, INC.)
                                              (A Development Stage Company)
                                          Consolidated Statements of Cash Flows
                                                       (Restated)

                                                                                                        From Inception
                                                                                                          on June 3,
                                                                                                         1983 Through
                                                                 For the Years Ended December 31,        December 31,
                                                                    2010                 2009                 2010
                                                             ------------------   ------------------   -----------------
OPERATING ACTIVITIES

     Net loss                                                $      (4,315,476)   $      (1,886,792)   $     (6,461,255)
     Adjustments to reconcile net loss to
       net cash used by operating activities:
          Services contributed by
            shareholders                                                     -                    -              16,100
          Financing costs                                            1,003,333              221,815           1,225,148
          Common stock issued or to be
            issued for services                                        385,970              167,299             563,049
          Warrants issued for services                                 146,034                    -             146,034
          Depreciation and amortization expense                         28,134                  773              28,907
          Equity in losses of investee                                 304,368               49,728             354,096
          Changes in operating assets
            and liabilities:
          Increase in other assets                                    (170,322)              (4,423)           (174,745)
          Increase in accounts
            payable and accrued expenses                               383,041              588,948             985,303

                                                             ------------------   ------------------   -----------------
               Net Cash Used by Operating Acitvities                (2,234,918)            (862,652)         (3,317,363)
                                                             ------------------   ------------------   -----------------


 INVESTING ACTIVITIES
          Capital contributions to investee                           (155,760)                   -            (155,760)
          Purchase of plant and equipment                             (373,879)             (20,981)           (394,860)
          Purchase of intangible asset                                (102,000)                   -            (102,000)
          Increase in due to investee                                 (491,526)             (96,065)           (587,591)

                                                             ------------------   ------------------   -----------------
               Net Cash Used by Investing Activities                (1,123,165)            (117,046)         (1,240,211)
                                                             ------------------   ------------------   -----------------


 FINANCING ACTIVITIES

          Proceeds from related party payable                           25,000                    -              35,400
          Proceeds from convertible debt                             3,552,150              825,811           4,377,961
          Repayments of convertible debt                                (5,000)                   -              (5,000)
          Sale of common stock                                               -              155,163             365,413

                                                             ------------------   ------------------   -----------------
               Net Cash Provided by Financing Activities             3,572,150              980,974           4,773,774
                                                             ------------------   ------------------   -----------------


          NET INCREASE IN CASH                                         214,067                1,276             216,200

          CASH AT BEGINNING OF YEAR                                      2,133                  857                   -
                                                             ------------------   ------------------   -----------------


          CASH AT END OF YEAR                                $         216,200    $           2,133    $        216,200
                                                             ==================   ==================   =================


          See accompanying notes to consolidated financial statements.

             LATITUDE SOLUTIONS, INC & SUBSIDIARIES (FKA GMMT, INC.)
                          (A Development Stage Company)
                   Notes to Consolidated Financial Statements
                           December 31, 2010 and 2009


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------

     BUSINESS AND ORGANIZATION

     Latitude Solutions, Inc. (FKA GMMT, INC) ("the Company") is a Nevada Corporation incorporated on June 3, 1983. The Company is a development stage company which has devoted most of its efforts in establishing a business plan and seeking viable business opportunities.

     On July 14, 2009, the Company exchanged a majority of its' shares for all the outstanding shares of GMMT Merger, Inc., a company controlled by common stockholders. As a result of the exchange, the Company acquired companies owned by GMMT Merger, Inc. ("Trinity Solutions, Inc." and "Latitude Clean Tech Group, Inc."), that conduct businesses in wireless live-video technology and contaminated water remediation.

     BASIS OF PRESENTATION

     The accompanying consolidated interim financial statements include the accounts of Latitude Solutions, Inc. and its wholly owned subsidiaries, Latitude Clean Tech Group, Inc, Trinity Solutions, Inc. and GMMT Merger,
     Inc. (collectively the "Company"). All intercompany balances and transactions have been eliminated in consolidation.

     CASH AND CASH EQUIVALENTS

     The Company considers all highly liquid instruments, with an initial maturity of three months or less to be cash equivalents.

     PROPERTY AND EQUIPMENT

     Property and equipment is recorded at cost. Depreciation is provided for on the straight line method over the estimated useful lives of the related assets as follows:

                   Furniture and fixtures           5 to 7 years
                   Computer equipment               5 years
                   Equipment                        5 to 7 years
                   Software                         3 to 5 years

     The cost of maintenance and repairs is charged to expense in the period incurred. Expenditures that increase the useful lives of assets are capitalized and depreciated over the remaining useful lives of the assets. When items are retired or disposed of, the cost and accumulated depreciation are removed from the accounts and any gain or loss is included in income.

             LATITUDE SOLUTIONS, INC & SUBSIDIARIES (FKA GMMT, INC.)
                          (A Development Stage Company)
                   Notes to Consolidated Financial Statements
                           December 31, 2010 and 2009


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
--------------------------------------------------------------------------------

     INTANGIBLE ASSETS

     In accordance with FASB ASC 350-25, "INTANGIBLES - GOODWILL AND OTHER", the Company acquired a patent that is being amortized over its useful life of fifteen years. The Company purchased the patent through the issuance of 600,000 shares of common stock with a fair value of $120,000 and a cash payment of $100,000. Additionally, the Company capitalized patent fees of $2,000. The Company's balance of intangible assets on the balance sheet net of accumulated amortization was $207,267 and $0 at December 31, 2010 and 2009, respectively. Amortization expense related to the intangible assets was $14,733 and $0 for the years ended December 31, 2010 and 2009, respectively. Amortization expenses related to intangible assets is expected to be approximately $14,800 each year for 2011 through 2015.

     LONG-LIVED ASSETS

     The Company's long-lived assets are reviewed for impairment in accordance with the guidance of the FASB ASC 360-10, "PROPERTY, PLANT, AND EQUIPMENT", whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Recoverability of an asset to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the asset. If such asset is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds its fair value. Through December 31, 2010, the Company had not experienced impairment losses on its long-lived assets.

     EQUITY INVESTMENTS

     The Company follows ASC 323-10, "INVESTMENTS" to account for investments in entities in which the Company has a 20% to 50% interest or otherwise exercises significant influence. These investments are carried at cost, adjusted for the Company's proportionate share of undistributed earnings or losses of Investee.

     DEVELOPMENT STAGE COMPANY

     The Company is a development stage company as defined by ASC 915-10, "DEVELOPMENT STAGE ENTITIES." All losses accumulated since inception have been considered as part of the Company's development stage activities.

     REVENUE RECOGNITION AND COST OF REVENUES

     Machinery and royalty revenues will be recognized when there is pervasive evidence of the arrangement, delivery has occurred, the price is fixed and determinable and collectability is reasonably assured.

     Licensing  and  other  services  will  include   revenues  from  technology
     licensing and maintenance services. These services are provided to customers ongoing and will be billed up front on a monthly or quarterly basis and recognized as revenue equally

             LATITUDE SOLUTIONS, INC & SUBSIDIARIES (FKA GMMT, INC.)
                          (A Development Stage Company)
                   Notes to Consolidated Financial Statements
                           December 31, 2010 and 2009

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
--------------------------------------------------------------------------------

     REVENUE RECOGNITION AND COST OF REVENUES (CONTINUED)

     during the term of the arrangement in accordance with ASC 605-25, "MULTIPLE ELEMENT ARRANGEMENTS". Since inception, no revenue has been generated.

     Costs of revenues for the Company will consist primarily of costs to purchase machinery and equipment and the shipping costs necessary to distribute products to customers.

     NET LOSS PER SHARE

     The Company follows ASC 260-10, "EARNINGS PER SHARE" in calculating the basic and diluted loss per share. The Company computes basic loss per share by dividing net loss and net loss attributable to common shareholders by the weighted average number of common shares outstanding. Diluted loss per share considers the effect of common equivalent shares. There were no common share equivalents at December 30, 2010 and 2009.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     INCOME TAXES

     Income taxes are accounted for under the asset and liability method as stipulated by ASC 740, "ACCOUNTING FOR INCOME Taxes". Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under ASC 740, the effect on deferred tax assets and liabilities or a change in tax rate is recognized in income in the period that includes the enactment date. Deferred tax assets are reduced to estimated amounts to be realized by the use of the valuation allowance. A valuation allowance is applied when in management's view it is more likely than not (50%) that such deferred tax will not be utilized.

     Effective January 1, 2009, the Company adopted certain provisions under ASC 740, which provide interpretative guidance for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Effective with the Company's adoption of these provisions, interest related to the unrecognized tax benefits is recognized in the financial statements as a component of income taxes.

             LATITUDE SOLUTIONS, INC & SUBSIDIARIES (FKA GMMT, INC.)
                          (A Development Stage Company)
                   Notes to Consolidated Financial Statements
                           December 31, 2010 and 2009

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
--------------------------------------------------------------------------------

     INCOME TAXES (CONTINUED)

     The adoption of ASC 740 did not have an impact on the Company's financial position and results of operations.

     In the unlikely event that an uncertain tax position exists in which the Company could incur income taxes, the Company would evaluate whether there is a probability that the uncertain tax position taken would be sustained upon examination by the taxing authorities. Reserve for uncertain tax positions would then be recorded if the Company determined it is probable that a position would be sustained upon examination or if a payment would have to be made to a taxing authority and the amount is reasonably estimable. As of December 31, 2010, the Company does not believe it has any uncertain tax positions that would result in the Company having a liability to the taxing authorities. The Company's tax returns are subject to examination by the federal and state tax authorities for the years ended 2007 through 2010.

     FINANCIAL INSTRUMENTS

     The Company adopted the provisions of ASC 820, "FAIR VALUE MEASUREMENTS AND DISCLOSURES", effective January 1, 2008. ASC 820 defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles and enhances disclosures about fair value measurements.

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Valuation techniques used to measure fair value, as required by ASC 820, must maximize the use of observable inputs and minimize the use of unobservable inputs.

     The standard describes a fair value hierarchy based on three levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value. The Company's assessment of the significance of a particular input to the fair value measurements requires judgment, and may affect the valuation of the assets and liabilities being measured and their placement within the fair value hierarchy.

     o Level 1 - Quoted prices in active markets for identical assets or liabilities.

     o Level 2 - Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

     o Level 3 - Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

             LATITUDE SOLUTIONS, INC & SUBSIDIARIES (FKA GMMT, INC.)
                          (A Development Stage Company)
                   Notes to Consolidated Financial Statements
                           December 31, 2010 and 2009


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
--------------------------------------------------------------------------------

     COMPREHENSIVE INCOME

     ASC 220, "COMPREHENSIVE INCOME" establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As of December 31, 2010, the Company's accumulated other comprehensive loss of approximately $8,800 is comprised of the accumulated foreign currency translation adjustments related to the Company's equity investment.

     ACCOUNTING FOR STOCK-BASED COMPENSATION

     The Company applies the fair value method of ASC 718, "SHARE BASED PAYMENT", in accounting for its stock based compensation. This standard states that compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. As the Company does not have sufficient, reliable and readily determinable values relating to its common stock, the Company has used the stock value pursuant to its most recent sale of stock for purposes of valuing stock based compensation.

     COMMON STOCK PURCHASE WARRANTS

     The Company accounts for common stock purchase warrants at fair value in accordance with ASC 815-40 "DERIVATIVES AND HEDGING." The Black-Scholes option pricing valuation method is used to determine fair value of these warrants consistent with ASC 718, "SHARE BASED PAYMENT." Use of this method requires that the Company make assumptions regarding stock volatility, dividend yields, expected term of the warrants and risk-free interest rates.

     The Company accounts for transactions in which services are received in exchange for equity instruments based on the fair value of such services received from non-employees, in accordance with ASC 505-50 "EQUITY BASED PAYMENTS TO Non-employees."

NOTE 2 - RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS
--------------------------------------------------------------

     The accompanying 2010 and 2009 financial statements have been restated to reflect debt discount on convertible debt and to correct the fair value of warrants and bonus shares issued pursuant to convertible debt and consulting fees. Management determined that the debt discount had been erroneously recorded as finance costs and that the Black Scholes calculation used to determine the fair value of the warrants contained a mathematical error.

             LATITUDE SOLUTIONS, INC & SUBSIDIARIES (FKA GMMT, INC.)
                          (A Development Stage Company)
                   Notes to Consolidated Financial Statements
                           December 31, 2010 and 2009


NOTE 2 - RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------

     As a consequence of the above restatement, convertible debt, net was restated from $2,788,011 and $825,811 to $2,378,583 and $717,302 at
     December 31, 2010 and 2009, respectively; liability to issue stock was restated from $198,065 and $39,576 to $239,133 and $54,910 at December 31,
     2010 and 2009, respectively; additional paid in capital was restated from $8,989,196 and $2,397,940 to $5,312,288 and $1,887,119 at December 31, 2010
     and 2009, respectively; accumulated deficit was restated from $10,506,523 and $2,749,775 to $6,461,255 and $2,145,779 at December 31, 2010 and 2009,
     respectively; consulting fees were restated from $1,729,462 to $839,007 in 2010; finance costs pursuant to debt issuance were restated from $3,554,150 and $825,811 to $1,003,333 and $221,815 in 2010 and 2009, respectively; net loss  was  restated  from  $7,756,748  and  $2,490,788  to  $4,315,476  and
     $1,886,792 in 2010 and 2009, respectively, and loss per share - basic and diluted was restated from $0.33 and $1.06 to $0.18 and $0.81 in 2010 and 2009, respectively.

NOTE 3 - GOING CONCERN
----------------------

     The financial statements have been prepared on a going concern basis, and do not reflect any adjustments related to the uncertainty surrounding our recurring losses or accumulated deficit.

     The Company currently has no revenue source and is incurring losses. These factors raise substantial doubt about our ability to continue as a going concern. Management plans to finance the Company's operations through the issuance of equity and debt securities. However, management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

     The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 4 - ACQUISITION
--------------------

     As stated on Note 1, the Company acquired GMMT Merger, Inc. through a stock exchange on July 14, 2009. In connection with the acquisition, the Company issued 14,625,000 shares of its' stock in exchange for all the outstanding shares of GMMT Merger, Inc. This acquisition was consummated amongst commonly controlled entities, as a result, all assets and liabilities acquired, which were insignificant, were recorded by the Company at their historical cost.

NOTE 5 - EQUITY INVESTMENT
--------------------------

     In July 2009 the Company acquired a 50% ownership interest in 6709800 Canada Inc. ("GPS Latitude"), a Canadian Company. The remaining 50% is owned by four Canadian citizens and a Canadian corporation. The Company accounts for this investment under the equity method of accounting. GPS Latitude is engaged in providing unique wireless live-video streaming technology and processes in Canada.

             LATITUDE SOLUTIONS, INC & SUBSIDIARIES (FKA GMMT, INC.)
                          (A Development Stage Company)
                   Notes to Consolidated Financial Statements
                           December 31, 2010 and 2009

NOTE 5 - EQUITY INVESTMENT (CONTINUED)
--------------------------------------

     The initial investment was valued at $975,000 based on the value of the 4,800,000 shares of stock issued upon acquisition. For purposes of determining the fair value of the consideration paid for this investment, the Company used $ .20 per share since that was the most recent price received during 2009 for shares privately placed with investors. During the period, the Company recorded its proportionate share of the losses of the investee through December 31, 2010.

     The Company is committed to contribute unto GPS Latitude 40% of any funds raised from future issuances of equity or debt securities up to $1,000,000. The balance for amounts due to (from) this affiliate for the years ended December 31, 2010 and 2009 were $412,409 and ($96,065), respectively.

     The Company has calculated the components of the Investment to be as follows:


          Goodwill                                              $    1,050,781

          Net Liabilities assumed at January 31, 2009                  (75,781)
                                                                ---------------
                                                                       975,000

          Contributed capital, including $412,409 not paid
          as of December 31, 2010                                    1,155,759

          Estimated proportionate share in losses of
          investee, including a foreign currency
          translation of $8,784                                       (362,877)
                                                                ---------------

          Book Value                                            $    1,767,882
                                                                ===============

             LATITUDE SOLUTIONS, INC & SUBSIDIARIES (FKA GMMT, INC.)
                          (A Development Stage Company)
                   Notes to Consolidated Financial Statements
                           December 31, 2010 and 2009


NOTE 5 - EQUITY INVESTMENT (CONTINUED)
--------------------------------------

     GPS Latitude has a fiscal year end of January 31. The following is summarized unaudited financial information of GPS Latitude as of December 31, 2010 and for the eleven month period then ended:

                                                  December 31, 2010
                                                 -------------------

             Balance Sheet:
                Reimbursable R&D                           $178,504
                Other current assets                        140,451
                Noncurrent assets                             4,851
                Current liabilities                        (373,896)
                Noncurrent liabilities                     (273,635)
                                                 -------------------
             Total Stockholders' Deficit                  ($323,725)
                                                 ===================



             Operating Results
               Loss from operations                       ($742,459)
               Revenue                                      199,968
               Interest Expense                             (24,054)
                                                 -------------------
               Net loss                                    (566,545)
                                                 -------------------
               Loss on Foreign Exchange                     (17,568)
                                                 -------------------
               Comprehensive Loss                         ($584,113)
                                                 ===================

     GPS Latitude's functional currency is the Canadian Dollar. GPS Latitude accounts for currency translation in accordance with ASC 830-10, "FOREIGN CURRENCY MATTERS." Income and expenses related to its operations are translated at weighted average exchange rates during the year. Assets and liabilities are translated to US dollars at the exchange rate in effect at the balance sheet date.

NOTE 6 - PREPAID LICENSING FEE
------------------------------

     Prepaid licensing fee represents the unamortized costs for the use of certain technology related to water remediation. In consideration for this technology, the Company issued 500,000 shares of it's common stock valued at $ .20 per share during December 2009. This amount will be amortized over the term of the licensing agreement, which is 15 years. The Company's balance of prepaid licensing fee on the balance sheet, net of accumulated amortization, was $93,333 and $100,000 at December 31, 2010 and 2009, respectively. Amortization expense related to the intangible asset was $6,667 and $0 for the years ended December 31, 2010 and 2009, respectively.

             LATITUDE SOLUTIONS, INC & SUBSIDIARIES (FKA GMMT, INC.)
                          (A Development Stage Company)
                   Notes to Consolidated Financial Statements
                           December 31, 2010 and 2009



NOTE 7 - PROPERTY, PLANT AND EQUIPMENT
--------------------------------------

     At December 31, 2010 and 2009, property and equipment consisted of the following:


                                                    2010            2009
                                                -------------   ------------

               Equipment                        $     35,752    $    17,695
               Furniture and fixtures                 11,421          3,286
               Plants under construction             345,076              -
                                                -------------   ------------
                                                     392,249         20,981
               Less accumulated Depreciation           7,506            773
                                                -------------   ------------
                                                $    384,743    $    20,208
                                                =============   ============

     Plants under construction represent electro-coagulation units in assembly at the Company's contracted manufacturer in Colorado. These machines will either be utilized as demonstration units or leased to potential customers in 2011.

     Depreciation expense for the years ended December 31, 2010 and 2009 was $6,733 and $773, respectively.

NOTE 8 - RELATED PARTY TRANSACTIONS AND BALANCES
------------------------------------------------

     The Company has a liability to stockholders for expenses paid by them on the Company's behalf and advances received by the Company. The liability has a balance of $35,400 and $10,400 as of December 31, 2010 and 2009, respectively. These amounts are non-interest bearing and payable on demand.

NOTE 9- CONVERTIBLE DEBT
------------------------

     At December 31, 2010 and 2009, the Company had convertible notes payable outstanding of $2,378,583 and $717,302, respectively, which was net of a discount of $409,428 and $108,509, respectively. These convertible notes mature at various times within six months from date of issuance, have an interest rate of 7% and include a beneficial conversion feature which allows the holder to convert the notes into common stock at a conversion price of $1.00 per share. In connection with these convertible notes, the Company issued warrants expiring five years from date of issuance which allow the holders to purchase shares of common stock at $1.25 per share and issued a share of common stock for every dollar borrowed.

     At December 31, 2010 and 2009, the Company had a liability to issue stock of $239,133 and $54,910, respectively. The balance at December 31, 2010 is comprised of $170,739 of bonus shares to be issued in 2011 and $68,394 of stock to be issued for legal and consulting services rendered in 2010. The balance at December 31, 2009 is comprised of $44,910 of bonus shares issued in 2010 and $10,000 of consulting services rendered in 2009.

             LATITUDE SOLUTIONS, INC & SUBSIDIARIES (FKA GMMT, INC.)
                          (A Development Stage Company)
                   Notes to Consolidated Financial Statements
                           December 31, 2010 and 2009


NOTE 9 - CONVERTIBLE DEBT (CONTINUED)
-------------------------------------

     As of December 31, 2010, $705,061 of the outstanding convertible notes payable have reached their maturity date and $479,800 of this amount has been converted to stock subsequent to December 31, 2010.

     Convertible debt with beneficial conversion features, whereby the conversion feature is "in the money," is accounted for in accordance with guidelines established by ASC 470-20, "DEBT WITH CONVERSION AND OTHER OPTIONS." The relative fair value of the beneficial conversion feature and other embedded features are individually valued at fair market value and are either expensed or amortized over the term of the related instruments. The Company has recognized the respective values of these features as a discount to the convertible debt and is amortizing the discount over the term of the notes.

NOTE 10 - STOCKHOLDERS' DEFICIT
-------------------------------

     REVERSE STOCK SPLIT

     On March 24, 2009, the Company declared a reverse stock split of the common stock. The formula provided that every 23.1975 issued and outstanding shares of common stock of the Company be automatically reverse split into 1 share of common stock. Any resulting share ownership interest of fractional shares was rounded up to the first integer in such a manner that all rounding was done to the next single share. The reverse stock split was effective July 9, 2009 for holders of record as of that date. All stock and warrant numbers have been restated to give retroactive effect to this reverse stock split. All per share disclosures retroactively reflect shares outstanding or issuable as though the reverse stock split had occurred on January 1, 2009.

     COMMON STOCK

     The Company issued 1,637,882 shares of the Company's common stock to various individuals and entities during the year ended December 31, 2010 in consideration for professional services.

     The Company issued 600,000 shares of the Company's common stock to an entity pursuant to an agreement to purchase intellectual property.

     On January 12, 2010, the Company's board of directors approved the resolution authorizing the issuance of 223,850 shares of the Company's authorized common stock to individuals pursuant to the issuance of additional convertible debt.

     On April 23, 2010, the Company's board of directors approved the resolution authorizing the issuance of 1,016,291 shares of the Company's authorized common stock to individuals pursuant to the issuance of additional convertible debt as well as shares issued pursuant to the conversion of outstanding notes. In consideration for the conversion of notes, an additional 234,190 warrants were issued.

             LATITUDE SOLUTIONS, INC & SUBSIDIARIES (FKA GMMT, INC.)
                          (A Development Stage Company)
                   Notes to Consolidated Financial Statements
                           December 31, 2010 and 2009


NOTE 10 - STOCKHOLDERS' DEFICIT (CONTINUED)
-------------------------------------------

     On August 4, 2010, the Company's board of directors approved the resolution authorizing the issuance of 2,047,922 shares of the Company's authorized common stock to individuals pursuant to the issuance of additional convertible debt as well as shares issued pursuant to the conversion of outstanding notes. In consideration for the conversion of the notes, an additional 986,622 warrants were issued.

     On September 28, 2010, the Company's board of directors approved the resolution authorizing the issuance of 453,013 shares of the Company's authorized common stock to individuals pursuant to the issuance of additional convertible debt as well as shares issued pursuant to the conversion of outstanding notes. In consideration for the conversion of the notes at this time, an additional 140,513 warrants were issued.

     On December 1, 2010, the Company's board of directors approved the resolution authorizing the issuance of 894,351 shares of the Company's authorized common stock to individuals pursuant to the issuance of additional convertible debt as well as shares issued pursuant to the conversion of outstanding notes. In consideration for the conversion of the notes at this time, an additional 311,101 warrants were issued.

NOTE 11 - STOCK PURCHASE WARRANTS
---------------------------------

     During the period, the Company issued warrants (each warrant is exercisable into one share of Company restricted common stock) in connection with the issuance of convertible debt as discussed in Note 9, upon conversion of outstanding notes as discussed in Note 10 and for services rendered by various consultants during the year ended December 31, 2010.

     A summary of the change in stock purchase warrants for the years ended December 31, 2010 and 2009 is as follows:


                                                                    Weighted
                                                    Weighted         Average
                                   Number of         Average        Remaining
                                    Warrants        Exercise       Contractual
                                  Outstanding         Price       Life (Years)
                                  ---------------  ------------  ---------------
     Balance, January 1, 2009                  -          $  -                 -
            Warrants issued              825,811          1.25              3.63
                                  ---------------  ------------  ---------------
     Balance, December 31, 2009          825,811          1.25              3.63
            Warrants issued            6,523,084          1.25              4.61
                                  ---------------  ------------  ---------------
     Balance, December 31, 2010        7,348,895         $1.25              4.50
                                  ===============  ============  ===============

             LATITUDE SOLUTIONS, INC & SUBSIDIARIES (FKA GMMT, INC.)
                          (A Development Stage Company)
                   Notes to Consolidated Financial Statements
                           December 31, 2010 and 2009



NOTE 11 - STOCK PURCHASE WARRANTS (CONTINUED)
---------------------------------------------

     The balance of outstanding and exercisable common stock warrants at December 31, 2010 is as follows:

                                                                    Remaining
                                                                   Contractual
        Number of Warrants Outstanding      Exercise Price         Life (Years)
        -------------------------------     ----------------     ---------------
                               825,811                $1.25              3.63
                             6,523,084                $1.25              4.61

     The fair value of stock purchase warrants granted were calculated using the Black-Scholes option pricing model using the following assumptions:


                                                           Years Ended
                                                  December 31,      December 31,
                                                      2010             2009
                                                 ---------------- --------------
                                                   (Restated)        (Restated)

         Risk free interest rate                   .35%-1.14%       .93% - 1.35%

         Expected volatility                       214% - 234%      669% - 715%

         Expected term of stock warrant in years       2.5              2.5

         Expected dividend yield                        0%               0%

         Average value per option                    .16-.17            .20

     Expected volatility is based on historicalolatility of the Company and other comparable companies. Short Term U.S. Treasury rates were utilized. The expected term of the options was calculated using the alternative simplified method permitted by SAB 107, which defines the expected life as the average of the contractual term of the options and the weighted average vesting period for all option tranches. Since trading volumes and the number of unrestricted shares are very small compared to total outstanding shares, the value of the warrants was decreased for lack of marketability.

             LATITUDE SOLUTIONS, INC & SUBSIDIARIES (FKA GMMT, INC.)
                          (A Development Stage Company)
                   Notes to Consolidated Financial Statements
                           December 31, 2010 and 2009


NOTE 12 - COMMITTMENTS
----------------------

     The company entered into a three year office lease agreement in Florida beginning April 1, 2010 through March 31, 2013 and subsequently added an addendum to the lease agreement beginning September 1, 2010 through March 31, 2013. The amount is to be paid monthly over the course of the agreement.

     Future minimum lease payments for its headquarters are as follows:

                             YEAR                   AMOUNT
                             ----                 ---------
                             2011                 $  68,367
                             2012                    71,790
                             2013                    18,164
                                                  ---------
                                                  $ 158,321
                                                  =========

     Rent  expense  for  the  years  ended   December  31,  2010  and  2009  was
     approximately $69,048 and $57,341, respectively.

     Subsequent to December 31, 2010, the Company entered into a license agreement beginning February 15, 2011 through February 14, 2016 for aggregate license fees of $1,800,000. The amount is to be paid monthly over the course of the agreement.

     Future minimum license fees are as follows:

                             YEAR                   AMOUNT
                             ----                ----------
                             2011                $  330,000
                             2012                   360,000
                             2013                   360,000
                             2014                   360,000
                             2015                   360,000
                             Thereafter              30,000
                                                 ----------
                                                 $1,800,000
                                                 ==========

     Subsequent to December 31, 2010, the Company entered into a five year office and laboratory lease agreement in Colorado beginning June 1, 2011 through May 31, 2016 for aggregate office rent of $102,226. The amount is to be paid monthly over the course of the agreement.

     Future minimum lease payments for this office are as follows:

                             YEAR                   AMOUNT
                             ----                  --------
                             2011                  $ 10,792
                             2012                    19,040
                             2013                    19,992
                             2014                    20,991
                             2015                    22,041
                             Thereafter               9,370
                                                   --------
                                                   $102,226
                                                   ========

             LATITUDE SOLUTIONS, INC & SUBSIDIARIES (FKA GMMT, INC.)
                          (A Development Stage Company)
                   Notes to Consolidated Financial Statements
                           December 31, 2010 and 2009

NOTE 13 - INCOME TAXES
----------------------

     A reconciliation of the differences between the effective income tax rate and the statutory federal tax rate for the years ended December 31, 2010 and 2009 are as follows:


                                                       2010           2009
                                                  ------------    -----------
          Tax benefit at U.S. statutory rate            34.00  %       34.00  %
          State taxes, net of federal benefit            3.63           3.63
          Change in valuation allowance                (37.63)        (37.63)
                                                   -----------    -----------
                                                            -  %           -  %
                                                   ===========    ===========


     The tax effect of temporary differences that give rise to significant portions of the deferred tax asset and liabilities at December 31, 2010 and 2009 consisted of the following:


                                                December 31,       December 31,
              Deferred Tax Assets                  2010               2009
                                             -----------------  ----------------
                                                (Restated)         (Restated)
              Net Operating Loss
              Carryforward                   $      2,431,370    $    1,034,740
                                             -----------------   ---------------
              Total Non-current Deferred            2,431,370         1,034,740
              Tax Asset
              Non-current Deferred Tax
              Liabilities                            (350,640)          (62,151)
                                             -----------------   ---------------
              Net Non-current Deferred Tax          2,080,730           972,589
              Asset
              Valuation Allowance                  (2,080,730)         (972,589)

                                             -----------------   ---------------
              Total Net Deferred Tax Asset   $              -    $            -
                                             =================   ===============

     As of December 31, 2010, the Company had a net operating loss carry forward for income tax reporting purposes of approximately $6,461,255 that may be offset against future taxable income through 2030. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax asset has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carry forwards will expire unused.

     Accordingly, the potential tax benefits of the loss carry forwards are offset by a valuation allowance of the same amount.

             LATITUDE SOLUTIONS, INC & SUBSIDIARIES (FKA GMMT, INC.)
                          (A Development Stage Company)
                   Notes to Consolidated Financial Statements
                           December 31, 2010 and 2009


NOTE 14 - SUPPLEMENTAL CASH FLOW INFORMATION
--------------------------------------------

                                                                      Year Ended
                                                                     December 31,
                                                              ----------------------------
                                                                  2010           2009
                                                              -------------  -------------
                                                               (Restated)     (Restated)
      Supplemental Disclosure of Cash Flow Information:
      Cash paid for interest                                  $        591   $        361
                                                              -------------  -------------

      Changes in non-cash financing and investing activities:
      Common stock issued for intangible asset                $    120,000   $          -
                                                              -------------  -------------
      Common stock issued for equipment purchase              $          -   $    100,000
                                                              -------------  -------------
      Common stock issued for equity investment               $          -   $    975,000
                                                              -------------  -------------
      Common stock issued for notes payable                   $    586,600   $    165,161
          (bonus shares)
                                                              -------------  -------------
      Common stock issued for conversion of notes
          payable and accrued interest                        $  1,659,960   $          -
                                                              -------------  -------------
      Due to GPS Latitude                                     $    412,409   $          -
                                                              -------------  -------------

NOTE 15 - SUBSEQUENT EVENTS
---------------------------

     Management has evaluated the subsequent events through the date at which the financial statements were issued.

     The Company established the Latitude Solutions, Inc. 401(k) Plan effective January 1, 2011.

     On January 19, 2011 the Company issued 200,000 shares of the Company's authorized common stock to an individual pursuant to consulting services rendered.

     On January 25, 2011 the Company issued 1,222,675 shares of the Company's authorized common stock to individuals pursuant to the issuance of additional convertible debt and the conversion of $431,800 of notes payable plus accrued interest as mentioned in Note 9. These converted notes were previously in default at December 31, 2010. In consideration for the conversion of the notes, an additional 448,975 warrants were issued.

     On January 27, 2011 the Company issued 575,000 shares of the Company's authorized common stock to several individuals pursuant to services rendered under various agreements.

     On February 4, 2011 the Company issued 110,000 shares of the Company's authorized common stock to several individuals pursuant to services rendered under employment agreements.

             LATITUDE SOLUTIONS, INC & SUBSIDIARIES (FKA GMMT, INC.)
                          (A Development Stage Company)
                   Notes to Consolidated Financial Statements
                           December 31, 2010 and 2009


NOTE 15 - SUBSEQUENT EVENTS (CONTINUED)
---------------------------------------

     On February 9, 2011 Latitude Energy Services, LLC was formed by the Company and four other parties to own and operate a water remediation business. The LLC has a term of thirty years unless earlier dissolved in accordance with the provisions of the LLC's operating agreement. The Company has a 70% controlling interest while the remaining four members have an aggregate 30% non-controlling interest.

     On February 9, 2011 the Company entered into a five year lease agreement for lab/office space in Colorado.

     On February 15, 2011 the Company entered into a license agreement with Separatech Canada, Inc. for a term of five years. The license provides the Company with access to exclusive usage of specified patents to use, test, develop, package, promote, sell and provide license products exclusively in North America. The License provides for the Company to construct a Pilot Plant for development of the licensed products. In addition, the Company will pay total licensing fees of $1.8 million (of which $60,000 has been paid) to be paid in installments over the five year term.

     On February 16, 2011 the Company issued 75,000 shares of the Company's authorized common stock to an individual pursuant to consulting services rendered.

     On February 17, 2011 the Company issued 515,000 shares of the Company's authorized common stock to various individuals pursuant to consulting services rendered.

     On March 22, 2011 the Company issued 1,358,989 shares of the Company's authorized common stock to individuals pursuant to the issuance of additional convertible debt and the conversion of $564,000 of notes payable plus accrued interest as mentioned in Note 9. $48,000 of the converted notes payable was previously in default at December 31, 2010. In consideration for the conversion of the notes, an additional 587,989 warrants were issued.

     On March 22, 2011, the Company issued 1,360,000 shares of the Company's authorized common stock to individuals pursuant to the issuance of Equity agreements. The equity agreements issue stock at $0.50 per share and a total of $4,238,000 was raised to date. The agreements also issue warrants on a 1 for 1 basis.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                            LATITUDE SOLUTIONS, INC.



/s/ Harvey Kaye                                                  May 18, 2011
------------------------------------------------------------
Harvey Kaye
(Chief Executive Officer/Principal Executive Officer)

/s/ Matthew J. Cohen                                             May 18, 2011
------------------------------------------------------------
Matthew J. Cohen
(Chief Financial Officer/Principal
Accounting Officer)



Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Harvey Kaye                                                  May 18, 2011
------------------------------------------------------------
Harvey Kaye, Chairman of the Board of Directors


/s/ Matthew J. Cohen                                             May 18, 2011
------------------------------------------------------------
Matthew J. Cohen, Director


/s/ Jan Rowinski                                                 May 18, 2011
------------------------------------------------------------
Jan Rowinski, Director


/s/ Kenneth Koock                                                May 18, 2011
------------------------------------------------------------
Kenneth Koock, Director

                                   EXHIBIT "B"

       2011 LATITUDE SOLUTIONS, INC. STOCK OPTION AND AWARD INCENTIVE PLAN

                          2011 LATITUDE SOLUTIONS, INC.

                      STOCK OPTION AND AWARD INCENTIVE PLAN

                       SECTION 1: GENERAL PURPOSE OF PLAN

         The name of this plan is the 2011 LATITUDE SOLUTIONS STOCK OPTION AND AWARD INCENTIVE PLAN (the "Plan"). The purpose of the Plan is to enable LATITUDE SOLUTIONS, INC., a Nevada corporation (the "Company"), and any Parent or any Subsidiary to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company.

                             SECTION 2: DEFINITIONS

For purposes of the Plan, the following terms shall be defined as set forth below:

         "Administrator" shall have the meaning as set forth in Section 3, hereof.

         "Board" means the Board of Directors of the Company.

         "Cause" means (i) failure by an Eligible Person to substantially perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness);
(ii) engaging in misconduct or a fiduciary breach which is or potentially is materially injurious to the Company or its stockholders; (iii) commission of a felony; (iv) the commission of a crime against the Company which is or potentially is materially injurious to the Company; or (v) as otherwise provided in the Stock Option Agreement or Stock Purchase Agreement. For purposes of this Plan, the existence of Cause shall be determined by the Administrator in its sole discretion.

         "Change in Control" shall mean:

         The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or Surviving Entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; provided, however, that in making the determination of ownership by the stockholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as stockholders of another party to the transaction shall be disregarded; or

         The sale, transfer or other disposition of all or substantially all of the Company's assets.

         A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" means a committee of the Board designated by the Board to administer the Plan.

         "Company" means LATITUDE SOLUTIONS, INC., a corporation organized under the laws of the State of Nevada (or any successor corporation).

         "Consultant" means a consultant or advisor who is a natural person or a legal entity and who provides bona fide services to the Company, a Parent or a Subsidiary; provided such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

         "Date of Grant" means the date on which the Administrator adopts a resolution expressly granting a Right to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

         "Director" means a member of the Board.

         "Disability" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an ISO pursuant to Section 6.6 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator.

         "Eligible Person" means an Employee, Consultant or Director of the Company, any Parent or any Subsidiary.

         "Employee" shall mean any individual who is a common-law employee (including officers) of the Company, a Parent or a Subsidiary.

         "Exercise  Price"  shall  have the  meaning  set forth in  Section  6.3 hereof.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" shall mean the fair market value of a Share, determined as follows: (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation, the NASDAQ National Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; (ii) if the Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market) or any similar system whereby the stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the bid and asked prices for the Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or (iii) in the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

         "First Refusal Right" shall have the meaning set forth in Section 8.7 hereof.

         "ISO" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422(b) of the Code.

         "Non-Employee Director" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

         "Non-Qualified  Stock  Option"  means a Stock  Option not  described in
Section 422(b) of the Code.

         "Offeree" means a Participant who is granted a Purchase Right pursuant to the Plan.

         "Optionee" means a Participant who is granted a Stock Option pursuant to the Plan.

         "Outside Director" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Treasury Regulations (26 Code of Federal Regulation Section 1.162-27(e)(3)).

         "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         "Participant" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority in Section 3, to receive grants of Rights.

         "Plan" means this 2011 LATITUDE SOLUTIONS, INC. STOCK OPTION AND AWARD INCENTIVE PLAN, as the same may be amended or supplemented from time to time.

         "Purchase Price" shall have the meaning set forth in Section 7.3.

         "Purchase  Right" means the right to purchase Stock granted pursuant to
Section 7.

         "Rights" means Stock Options and Purchase Rights.

         "Repurchase Right" shall have the meaning set forth in Section 8.8 of the Plan.

         "Service" shall mean service as an Employee, Director or Consultant.

         "Stock" means Common Stock of the Company.

         "Stock Option" or "Option" means an option to purchase shares of Stock granted pursuant to Section 6.

         "Stock  Option  Agreement"  shall have the meaning set forth in Section
6.1.

         "Stock Purchase Agreement" shall have the meaning set forth in Section 7.1.

         "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         "Surviving Entity" means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the corporation existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the stockholders of an entity immediately after the merger, consolidation or similar transaction, equity securities which the stockholders owned immediately before the merger, consolidation or similar transaction as stockholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

         "Ten Percent Stockholder" means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424 of the Code, Stock constituting more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

                            SECTION 3: ADMINISTRATION

         3.1 Administrator. The Plan shall be administered by either (i) the Board, or (ii) a Committee appointed by the Board (the group that administers the Plan is referred to as the "Administrator").

         3.2 Powers in General. The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan, (i) Stock Options, (ii) Purchase Rights or (iii) any combination of the foregoing.

         3.3 Specific Powers. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions; (ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(iv) to determine when Rights are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Rights shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Right; (vii) to determine whether each Stock Option is to be an ISO or a Non-Qualified Stock Option; (viii) to prescribe the terms and conditions of each Stock Option and Purchase Right, including, without limitation, the Purchase Price and medium of payment, vesting provisions and repurchase provisions, and to specify the provisions of the Stock Option Agreement or Stock Purchase Agreement relating to such grant or sale;
(ix) to amend any outstanding Rights for the purpose of modifying the time or manner of vesting, the Purchase Price or Exercise Price, as the case may be, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and (xii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

         3.4 Decisions Final. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

         3.5 The Committee. The Board may, in its sole and absolute discretion, from time to time, and at any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act, delegate any or all of its duties and authority with respect to the Plan to the Committee whose members are to be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the unanimous written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. During any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act, all members of the Committee shall be Non-Employee Directors and Outside Directors.

         3.6 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator's consultants shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or was grossly negligent, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

                      SECTION 4: STOCK SUBJECT TO THE PLAN

         4.1 Stock  Subject to the Plan.  Subject to  adjustment  as provided in
Section 9, Twenty Five Million (25,000,000) shares of Common Stock shall be reserved and available for issuance under the Plan. Stock reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         4.2 Basic Limitation. The number of shares that are subject to Rights under the Plan shall not exceed the number of shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available a sufficient number of shares to satisfy the requirements of the Plan.

         4.3 Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that shares issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision, right of repurchase or right of first refusal, such shares shall again be available for the purposes of the Plan.

                             SECTION 5: ELIGIBILITY

         Eligible Persons who are selected by the Administrator shall be eligible to be granted Rights hereunder subject to limitations set forth in this Plan; provided, however, that only Employees shall be eligible to be granted ISOs hereunder.

                   SECTION 6: TERMS AND CONDITIONS OF OPTIONS.

         6.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

         6.2 Number of Shares. Each Stock Option Agreement shall specify the number of shares of Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9, hereof. The Stock Option Agreement shall also specify whether the Option is an ISO or a Non-Qualified Stock Option.

         6.3 Exercise Price.

                  6.3.1 In General. Each Stock Option Agreement shall state the price at which shares subject to the Stock Option may be purchased (the "Exercise Price"), which shall, with respect to Incentive Stock Options, be not less than 100% of the Fair Market Value of the Stock on the Date of Grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Administrator.

                  6.3.2 Payment. The Exercise Price shall be payable in a form described in Section 8 hereof.

         6.4 Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise or with the disposition of shares acquired by exercising an Option.

         6.5 Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option becomes exercisable. In the case of an Optionee who is not an officer of the Company, a Director or a Consultant, an Option shall become exercisable at a rate of no more than 25% per year over a four-year period commencing on January 1 following the Date of Grant and 25% each year thereafter on January 1. Subject to the preceding sentence, the exercise provisions of any Stock Option Agreement shall be determined by the Administrator, in its sole discretion.

         6.6 Term. The Stock Option Agreement shall specify the term of the Option. No Option shall be exercised after the expiration of ten years after the date the Option is granted. Unless otherwise provided in the Stock Option Agreement, no Option may be exercised (i) three months after the date the Optionee's Service with the Company, its Parent or its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause,
(ii) one year after the date the Optionee's Service with the Company, its Parent or its subsidiaries terminates if such termination is a result of death or Disability, and (iii) if the Optionee's Service with the Company, its Parent, or its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. The Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or (ii). Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination.

         6.7 Leaves of Absence. For purposes of Section 6.6 above, to the extent required by applicable law, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent, or Subsidiary for whom Optionee provides his or her services.

         6.8 Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding Options (whether granted by the Company or another issuer) or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. Without limiting the foregoing, the Administrator may amend a previously granted Option to fully accelerate the exercise schedule of such Option and provide that upon the exercise of such Option, the Optionee shall receive shares of Restricted Stock that are subject to repurchase by the Company at the Exercise Price paid for the Option in accordance with Section 8.8.1 with such Company's right to repurchase at such price lapsing at the same rate as the exercise provisions set forth in Optionee's Stock Option Agreement. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option. However, a termination of the Option in which the Optionee receives a cash payment equal to the difference between the Fair Market Value and the Exercise Price for all shares subject to exercise under any outstanding Option shall not be deemed to impair any rights of the Optionee or increase the Optionee's obligations under such Option.

               SECTION 7: TERMS AND CONDITIONS OF AWARDS OR SALES

         7.1 Stock Purchase Agreement. Each award or sale of shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

         7.2 Duration of Offers. Unless otherwise provided in the Stock Purchase Agreement, any right to acquire shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 15 days after the grant of such right was communicated to the Purchaser by the Company.

         7.3 Purchase Price.

                  7.3.1 In General. Each Stock Purchase Agreement shall state the price at which the Stock subject to such Stock Purchase Agreement may be purchased (the "Purchase Price"), which, with respect to Stock Purchase Rights, shall be determined in the sole discretion of the Administrator.

                  7.3.2 Payment of Purchase Price. The Purchase Price shall be payable in a form described in Section 8.

         7.4 Withholding Taxes. As a condition to the purchase of shares, the Purchaser shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

                        SECTION 8: PAYMENT; RESTRICTIONS

         8.1 General Rule. The entire Purchase Price or Exercise Price of shares issued under the Plan shall be payable in full by, as applicable, cash or certified check for an amount equal to the aggregate Purchase Price or Exercise Price for the number of shares being purchased, or in the discretion of the Administrator, upon such terms as the Administrator shall approve, (i) in the case of an Option and provided the Company's stock is publicly traded, by a copy of instructions to a broker directing such broker to sell the Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a "cashless exercise"), (ii) in the case of an Option or a sale of Stock, by paying all or a portion of the Exercise Price or Purchase Price for the number of shares being purchased by tendering Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Purchase Price of the Stock with respect to which such Option or portion thereof is thereby exercised or Stock acquired (a "stock-for-stock exercise") or (iii) by a stock-for-stock exercise by means of attestation whereby the Optionee identifies for delivery specific shares of Stock already owned by Optionee and receives a number of shares of Stock equal to the difference between the Option shares thereby exercised and the identified attestation shares of Stock (an "attestation exercise").

         8.2 Withholding Payment. The Purchase Price or Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) cashless exercise or attestation exercise; (ii) stock-for-stock exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("Stock withholding"); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The Fair Market Value of the number of shares subject to Stock withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

         8.3 Services Rendered. At the discretion of the Administrator, shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

         8.4 Promissory Note. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, in the discretion of the Administrator, upon such terms as the Administrator shall approve, all or a portion of the Exercise Price or Purchase Price (as the case may be) of shares issued under the Plan may be paid with a full-recourse promissory note. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon, and held in the possession of the Company until said amounts are repaid in full. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

         8.5 Exercise/Pledge. To the extent that a Stock Option Agreement or Stock Purchase Agreement so allows and if Stock is publicly traded, in the discretion of the Administrator, upon such terms as the Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Administrator) of an irrevocable direction to pledge shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         8.6 Written Notice. The purchaser shall deliver a written notice to the Administrator requesting that the Company direct the transfer agent to issue to the purchaser (or to his designee) a certificate for the number of shares of Common Stock being exercised or purchased or, in the case of a cashless exercise or share withholding exercise, for any shares that were not sold in the cashless exercise or withheld.

         8.7 First Refusal Right. Each Stock Option Agreement and Stock Purchase Agreement may provide that the Company shall have the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed sale, hypothecation or other disposition of the Stock purchased by the Optionee or Offeree pursuant to a Stock Option Agreement or Stock Purchase Agreement; and in the event the holder of such Stock desires to accept a bona fide third-party offer for any or all of such Stock, the Stock shall first be offered to the Company upon the same terms and conditions as are set forth in the bona fide offer.

         8.8 Repurchase Rights. Following a termination of the Participant's Service, the Company may repurchase the Participant's Rights as provided in this
Section 8.8 (the "Repurchase Right").

                  8.8.1 Repurchase Price. Following a termination of the Participant's Service the Repurchase Right shall be exercisable at a price equal to (i) the Fair Market Value of vested Stock or, in the case of exercisable options, the Fair Market Value of the Stock underlying such unexercised options less the Exercise Price, or (ii) the Purchase Price or Exercise Price, as the case may be, of unvested Stock; provided, however, the right to repurchase unvested stock as described in Section 8.8.1(ii) shall lapse at a rate of at least 33.33% per year over three years from the date the Right is granted.

                  8.8.2 Exercise of Repurchase Right. A Repurchase Right may be exercised only within 90 days after the termination of the Participant's Service (or in the case of Stock issued upon exercise of an Option or after the date of termination or the purchase of Stock under a Stock Purchase Agreement after the date of termination, within 90 days after the date of the exercise or Stock purchase, whichever is applicable) for cash or for cancellation of indebtedness incurred in purchasing the shares.

         8.9 Termination of Repurchase and First Refusal Rights. Each Stock Option Agreement and Stock Purchase Agreement shall provide that the Repurchase Rights and First Refusal Rights shall have no effect with respect to, or shall lapse and cease to have effect when the issuer's securities become publicly traded or a determination is made by counsel for the Company that such Repurchase Rights and First Refusal Rights are not permitted under applicable federal or state securities laws.

         8.10 No Transferability. Except as provided herein, a Participant may not assign, sell or transfer Rights, in whole or in part, other than by testament or by operation of the laws of descent and distribution.

                  8.10.1 Permitted Transfer of Non-Qualified Option. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO or Stock Purchase Right) as follows: (i) by gift to a member of the Participant's immediate family, or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Settlor (either or both (i) or (ii) referred to as a "Permitted Transferee"). For purposes of this Section 8.10.1, "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

                  8.10.2 Conditions of Permitted Transfer. A transfer permitted under this Section 8.10 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by testament or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan, which a copy of said agreement shall be provided to the Administrator for approval prior to the transfer.

                    SECTION 9: ADJUSTMENTS; MARKET STAND-OFF

         9.1 Effect of Certain Changes.

                  9.1.1 Stock Dividends, Splits, Etc. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares of Stock available for Rights, (ii) the number of shares of Stock covered by outstanding

         Rights, and (iii) the Exercise Price or Purchase Price of any Stock Option or Purchase Right, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

                  9.1.2 Liquidation, Dissolution, Merger or Consolidation. In the event of a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; or a reverse merger in which the Company is the Surviving Entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of outstanding Rights by the Company (if the Company is the Surviving Entity); (ii) the assumption of the Plan and such outstanding Rights by the Surviving Entity or its parent; (iii) the substitution by the Surviving Entity or its parent of Rights with substantially the same terms for such outstanding Rights; or (iv) the cancellation of such outstanding Rights without payment of any consideration, provided that if such Rights would be canceled in accordance with the foregoing, the Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the Rights holder a notice of cancellation, to exercise such Rights in whole or in part without regard to any installment exercise provisions in the Rights agreement.

                  9.1.3 Par Value Changes. In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be "Stock" within the meaning of the Plan.

         9.2 Decision of Administrator Final. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; provided, however, that each ISO granted pursuant to the Plan shall not be adjusted in a manner that causes such Stock Option to fail to continue to qualify as an ISO without the prior consent of the Optionee thereof.

         9.3 No Other Rights. Except as hereinbefore  expressly provided in this
Section 9, no Participant shall have any rights by reason of any subdivision or consolidation of shares of Company stock or the payment of any dividend or any other increase or decrease in the number of shares of Company stock of any class or by reason of any of the events described in Section 9.1, above, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and, except as provided in this Section 9, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Rights. The grant of a Right pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

         9.4 Market Stand-Off. Each Stock Option Agreement and Stock Purchase Agreement shall provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the Company's initial public offering, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "Market Stand-Off").

                      SECTION 10: AMENDMENT AND TERMINATION

         The Board may amend, suspend or terminate the Plan at any time and for any reason. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

                         SECTION 11: GENERAL PROVISIONS

         11.1 General Restrictions.

                  11.1.1 No View to Distribute. The Administrator may require each person acquiring shares of Stock pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view towards distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

                  11.1.2 Legends. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  11.1.3 No Rights as Stockholder. Except as specifically provided in this Plan, a Participant or a transferee of a Right shall have no rights as a stockholder with respect to any shares covered by the Rights until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 9.1, hereof.

         11.2 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         11.3 Disqualifying Dispositions. Any Participant who shall make a "disposition" (as defined in Section 424 of the Code) of all or any portion of an ISO within two years from the date of grant of such ISO or within one year after the issuance of the shares of Stock acquired upon exercise of such ISO shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

         11.4 Regulatory Matters. Each Stock Option Agreement and Stock Purchase Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

         11.5 Recapitalizations. Each Stock Option Agreement and Stock Purchase Agreement shall contain provisions required to reflect the provisions of Section 9.

         11.6 Delivery. Upon exercise of a Right granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

         11.7 Other Provisions. The Stock Option Agreements and Stock Purchase Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

                     SECTION 12: INFORMATION TO PARTICIPANTS

         To the extent necessary to comply with Nevada law, the Company each year shall furnish to Participants its balance sheet and income statement unless such Participants are limited to key Employees whose duties with the Company assure them access to equivalent information.

                       SECTION 13: STOCKHOLDERS AGREEMENT

         As a condition to the transfer of Stock pursuant to a Right granted under this Plan, the Administrator, in its sole and absolute discretion, may require the Participant to execute and become a party to any agreement by and among the Company and any of its stockholders which exists on or after the Date of Grant (the "Stockholders Agreement"). If the Participant becomes a party to a Stockholders Agreement, in addition to the terms of this Plan and the Stock Option Agreement or Stock Purchase Agreement (whichever is applicable) pursuant to which the Stock is transferred, the terms and conditions of the Stockholders Agreement shall govern Participant's rights in and to the Stock; and if there is any conflict between the provisions of the Stockholders Agreement and this Plan or any conflict between the provisions of the Stockholders Agreement and the Stock Option Agreement or Stock Purchase Agreement (whichever is applicable) pursuant to which the Stock is transferred, the provisions of the Stockholders Agreement shall be controlling. Notwithstanding anything to the contrary in this
Section 13, if the Stockholders Agreement contains any provisions which would violate the Nevada Corporations Code if applied to the Participant, the terms of this Plan and the Stock Option Agreement or Stock Purchase Agreement (whichever is applicable) pursuant to which the Stock is transferred shall govern the Participant's rights with respect to such provisions.

                       SECTION 14: EFFECTIVE DATE OF PLAN

         The effective date of this Plan is ____________, 20__. The adoption of the Plan is subject to approval by the Company's stockholders, which approval must be obtained within 12 months from the date the Plan is adopted by the Board. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board, any grants of Options or sales or awards of shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan.

                            SECTION 15: TERM OF PLAN

         The Plan shall terminate automatically on ______________, 2021, but no later than the tenth (10th) anniversary of the effective date. No Right shall be granted pursuant to the Plan after such date, but Rights theretofore granted may extend beyond that date. The Plan may be terminated on any earlier date pursuant to Section 10 hereof.

                              SECTION 16: EXECUTION

         To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same as of __________________________, 20__.



LATITUDE SOLUTIONS, INC.


By: _______________________________________________
Harvey Kaye, Chief Executive Officer and Chairman

                             STOCK OPTION AGREEMENT
                          2011 LATITUDE SOLUTIONS, INC.
                      STOCK OPTION AND INCENTIVE AWARD PLAN
                          Notice Of Stock Option Grant

You have been granted the following option to purchase Common Stock of LATITUDE SOLUTIONS, INC. (the "Company"):

Name of Optionee:

Total Number of Shares Granted:

Type of Option:

Exercise Price Per Share:

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:

Expiration Date:

By your signature and the signature of the Company's authorized representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 2011 LATITUDE SOLUTIONS, INC. STOCK OPTION
AND AWARD INCENTIVE PLAN and the STOCK OPTION AGREEMENT, both of which are attached hereto and are incorporated herein by reference. Optionee hereby represents that both the option and any shares acquired upon exercise of the option have been or will be acquired for investment for his own account and not with a view to or for sale in connection with any distribution or resale of the security.

Optionee:                               LATITUDE SOLUTIONS, INC.
By:                                     By:
--------------------------------------- ----------------------------------------
Name:                                                  Harvey Kaye,
                                             CEO and Chairman of the Board

                                     ANNEX I


THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


                          2011 LATITUDE SOLUTIONS, INC.
                     STOCK OPTION AND AWARD INCENTIVE PLAN:
                             STOCK OPTION AGREEMENT

                           SECTION 1: GRANT OF OPTION

         1.1 Option. On the terms and conditions set forth in the notice of stock option grant to which this agreement (the "Agreement") is attached (the "Notice of Stock Option Grant") and this agreement, the Company grants to the individual named in the Notice of Stock Option Grant (the "Optionee") the option to purchase at the exercise price specified in the Notice of Stock Option Grant (the "Exercise Price") the number of Shares set forth in the Notice of Stock Option Grant. This option is intended to be either an ISO or a Non-Qualified Stock Option, as provided in the Notice of Stock Option Grant.

         1.2 Stock Plan and Defined Terms. This option is granted pursuant to and subject to the terms of the 2011 LATITUDE SOLUTIONS, INC. STOCK OPTION AND AWARD INCENTIVE PLAN, as in effect on the date specified in the Notice of Stock Option Grant (which date shall be the later of (i) the date on which the Board resolved to grant this option, or (ii) the first day of the Optionee's Service) and as amended from time to time (the "Plan"), a copy of which is attached hereto and which the Optionee acknowledges having received. Capitalized terms not otherwise defined in this Agreement have the definitions ascribed to them in the Plan.

                          SECTION 2: RIGHT TO EXERCISE

         2.1 Exercisability. Subject to Sections 2.2 and 2.3 below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7. In addition, all of the remaining unexercised options shall become vested and fully exercisable if (i) a Change in Control occurs before the Optionee's Service terminates, and (ii) the option is not assumed or an equivalent option is not substituted by the successor entity that employs the Optionee immediately after the Change in Control or by its parent or subsidiary.

         2.2 Limitation. If this option is designated as an ISO in the Notice of Stock Option Grant, then to the extent (and only to the extent) the Optionee's right to exercise this option causes this option (in whole or in part) to not be treated as an ISO by reason of the $100,000 annual limitation under Section 422(d) of the Code, such options shall be treated as Non-Qualified Stock Options, but shall be exercisable by their terms. The determination of options to be treated as Non-Qualified Stock Options shall be made by taking options into account in the order in which they are granted. If the terms of this option cause the $100,000 annual limitation under Section 422(d) of the Code to be exceeded, a pro rata portion of each exercise shall be treated as the exercise of a Non-Qualified Stock Option.

         2.3 Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company's stockholders.

                 SECTION 3: NO TRANSFER OR ASSIGNMENT OF OPTION

         Except as provided herein, an Optionee may not assign, sell or transfer the option, in whole or in part, other than by testament or by operation of the laws of descent and distribution. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO) as follows: (i) by gift to a member of the Participant's immediate family, or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Settlor (either or both (i) or (ii) referred to as a "Permitted Transferee"). For purposes of this Section 3, "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships. A transfer permitted under this Section 3 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred option, in whole or in part, other than by testament or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan, which agreement shall be submitted to and approved by the Administrator before the transfer.

                         SECTION 4: EXERCISE PROCEDURES

         4.1 Notice of Exercise. The Optionee or the Optionee's representative may exercise this option by delivering a written notice in the form of Exhibit A attached hereto ("Notice of Exercise") to the Company in the manner specified pursuant to Section 14.4 hereof. Such Notice of Exercise shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment, which must comply with Section 5. The Notice of Exercise shall be signed by the person who is entitled to exercise this option. In the event that this option is to be exercised by the Optionee's representative, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option.

         4.2 Issuance of Shares. After receiving a proper Notice of Exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising this option.

         4.3 Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option, and shall provide to the Company his/her/its social security number or employment identification number.

                          SECTION 5: PAYMENT FOR STOCK

         5.1 General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in full by cash or cashier's check for an amount equal to the aggregate Exercise Price for the number of shares being purchased. Alternatively, in the sole discretion of the Plan Administrator and upon such terms as the Plan Administrator shall approve, the Exercise Price may be paid by:

                  5.1.1 Cashless Exercise. Provided the Company's Common Stock is publicly traded, a copy of instructions to a broker directing such broker to sell the Shares for which this option is exercised, and to remit to the Company the aggregate Exercise Price of such option ("Cashless Exercise");

                  5.1.2 Stock-For-Stock Exercise. Paying all or a portion of the Exercise Price for the number of Shares being purchased by tendering Shares owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised (the "Purchase Price") or the aggregate Purchase Price of the shares with respect to which this option or portion hereof is exercised ("Stock-for-Stock Exercise"); or

                  5.1.3 Attestation Exercise. By a stock for stock exercise by means of attestation whereby the Optionee identifies for delivery specific Shares already owned by Optionee and receives a number of Shares equal to the difference between the Option Shares thereby exercised and the identified attestation Shares ("Attestation Exercise").

         5.2 Withholding Payment. The Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) Cashless Exercise or Attestation Exercise; (ii) Stock-for-Stock Exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("Stock withholding"); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The fair market value of the number of shares subject to Stock withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

         5.3 Promissory Note. The Plan Administrator, in its sole discretion, upon such terms as the Plan Administrator shall approve, may permit all or a portion of the Exercise Price of Shares issued under the Plan to be paid with a full-recourse promissory note. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon, and shall be held in the possession of the Company until the promissory note is repaid in full. Subject to the foregoing, the Plan Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

         5.4 Exercise/Pledge. In the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Plan Administrator) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

                         SECTION 6: TERM AND EXPIRATION

         6.1 Basic Term. This option shall expire and shall not be exercisable after the expiration of the earliest of (i) the Expiration Date specified in the Notice of Stock Option Grant, (ii) three months after the date the Optionee's Service with the Company and its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, (iii) one year after the date the Optionee's Service with the Company and its Subsidiaries terminates if such termination is a result of death or Disability, and (iv) if the Optionee's Service with the Company and its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination. The Plan Administrator shall have the sole discretion to determine when this option is to expire. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave to the extent required by applicable law. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent or Subsidiary for whom Optionee provides his or her services.

         6.2 Exercise After Death. All or part of this option may be exercised at any time before its expiration under Section 6.1 above by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Share that is subject to the Right of Repurchase (as such term is defined in below) (the "Restricted Stock").

         6.3 Notice Concerning ISO Treatment. If this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three months after the date the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code), (ii) more than 12 months after the date the Optionee ceases to be an Employee by reason of such permanent and total disability, or (iii) after the Optionee has been on a leave of absence for more than 90 days, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

                         SECTION 7: RIGHT OF REPURCHASE

         7.1 Option Repurchase Right. Following a termination of the Optionee's Service, the Company shall have the option to repurchase the Optionee's vested and exercisable options at a price equal to the Fair Market Value of the Stock underlying such options, less the Exercise Price (the "Option Repurchase Right").

         7.2 Stock Repurchase Right. Unless they have become vested in accordance with the Notice of Stock Option Grant and Section 7.4 below, the stock acquired under this Agreement initially shall be Restricted Stock and shall be subject to a right (but not an obligation) of repurchase by the Company, which shall be exercisable at a price equal to the Exercise Price paid for the Restricted Stock (the "Stock Repurchase Right"). Vested stock acquired under this Agreement shall be subject to a right (but not an obligation) of repurchase by the Company, which shall be exercisable at a price equal to the Fair Market Value of the vested Stock.

         7.3 Condition Precedent to Exercise. The Option Repurchase Right and Stock Repurchase Rights (collectively, the "Right of Repurchase") shall be exercisable over Restricted Stock only during the 90-day period next following the later of:

                  7.3.1 The date when the Optionee's Service terminates for any reason, with or without Cause, including (without limitation) death or disability; or

                  7.3.2 The date when this option was exercised by the Optionee, the executors or administrators of the Optionee's estate, or any person who has acquired this option directly from the Optionee by bequest, inheritance or beneficiary designation.

         7.4 Lapse of Right of Repurchase. The Right of Repurchase shall lapse with respect to the Shares subject to this option in accordance with the vesting schedule set forth in the Notice of Stock Option Grant. In addition, the Right of Repurchase shall lapse and all of the remaining Restricted Stock shall become vested if (i) a Change in Control occurs before the Optionee's Service terminates, and (ii) the Right of Repurchase is not assigned to the entity that employs the Optionee immediately after the Change in Control or to its parent or subsidiary. The Right of Repurchase shall lapse with respect to (i) Shares that are registered under a then currently effective registration statement under applicable federal securities laws and the issuer is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or becomes an investment company registered or required to be registered under the Investment Company Act of 1940, or (ii) Shares for which a determination is made by counsel for the Company that such Exercise Price restrictions are not required in the circumstances under applicable federal or state securities laws.

         7.5 Exercise of Right of Repurchase. The Company shall exercise the Right of Repurchase by written notice delivered to the Optionee prior to the expiration of the 90-day period specified in Section 7.3 above. The notice shall set forth the date on which the repurchase is to be effected, which must occur within 31 days of the notice. The certificate(s) representing the Restricted Stock to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee the Purchase Price determined according to this Section 7. Payment shall be made in cash or cash equivalents or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Stock. The Right of Repurchase shall terminate with respect to any Restricted Stock for which it has not been timely exercised pursuant to this
Section 7.5.

         7.6 Rights of Repurchase Adjustments. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, an extraordinary dividend payable in a form other than stock, recapitalization, combination or reclassification, or a similar transaction affecting the Company's outstanding securities without receipt of consideration, then (i) any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) distributed with respect to any Restricted Stock (or into which such Restricted Stock thereby become convertible) shall immediately be subject to the Right of Repurchase; and (ii) appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Stock and to the price per share to be paid upon the exercise of the Right of Repurchase; provided, however, that the aggregate Purchase Price payable for the Restricted Stock shall remain the same.

         7.7 Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Stock to be repurchased in accordance with this Section 7, then after such time the person from whom such Restricted Stock is to be repurchased shall no longer have any rights as a holder of such Restricted Stock (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Stock shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefore have been delivered as required by this Agreement.

         7.8 Escrow. Upon issuance, the certificates for Restricted Stock shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Section 7.6 above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Shares are at the time Restricted Stock. All regular cash dividends on Restricted Stock (or other securities at the time held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Stock, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company's exercise of its Right of Repurchase or Right of First Refusal or (ii) released to the Optionee upon the Optionee's request to the extent the Shares are no longer Restricted Stock (but not more frequently than once every six months). In any event, all Shares which have vested (and any other vested assets and securities attributable thereto) shall be released within 60 days after the earlier of (i) the Optionee's cessation of Service or (ii) the lapse of the Right of First Refusal.

                        SECTION 8: RIGHT OF FIRST REFUSAL

         8.1 Right of First Refusal. In the event that the Company's stock is not readily tradable on an established securities market and the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, to any person, entity or organization (the "Transferee") the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares (the "Right of First Refusal"). If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written transfer notice ("Transfer Notice") to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this
Section 8.1 shall be freely assignable, in whole or in part.

         8.2 Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Shares subject to this Section 8 or into which such Shares thereby become convertible shall immediately be subject to this
Section 8. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.

         8.3 Termination of Right of First Refusal.  Any other provision of this
Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by this Section 8.

         8.4 Permitted  Transfers.  This Section 8 shall not apply to a transfer
(i) by gift to a member of the Participant's immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Settlor. For purposes of this Section 8.4, "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

         8.5 Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefore have been delivered as required by this Agreement.

                         SECTION 9: OBLIGATION TO SELL.

         Notwithstanding anything herein to the contrary, if at any time following Optionee's acquisition of Shares hereunder, stockholders of the Company owning 51% or more of the shares of the Company (on a fully diluted basis) (the "Control Sellers") enter into an agreement (including any agreement in principal) to transfer all of their shares to any person or group of persons who are not affiliated with the Control Sellers, such Control Sellers may require each stockholder who is not a Control Seller (a "Non-Control Seller") to sell all of their shares to such person or group of persons at a price and on terms and conditions the same as those on which such Control Sellers have agreed to sell their shares, other than terms and conditions relating to the performance or non-performance of services. For the purposes of the preceding sentence, an affiliate of a Control Seller is a person who controls, which is controlled by, or which is under common control with, the Control Seller.

                       SECTION 10: STOCKHOLDERS AGREEMENT

         As a condition to the transfer of Stock pursuant to this Stock Option Agreement, the Administrator, in its sole and absolute discretion, may require the Participant to execute and become a party to any agreement by and among the Company and any of its stockholders which exists on or after the Date of Grant (the "Stockholders Agreement"). If the Participant becomes a party to a Stockholders Agreement, in addition to the terms of the Plan and this Stock Option Agreement, the terms and conditions of Stockholders Agreement shall govern Participant's rights in and to the Stock; and if there is any conflict between the provisions of the Stockholders Agreement and the Plan or any conflict between the provisions of the Stockholders Agreement and this Stock Option Agreement, the provisions of the Stockholders Agreement shall be controlling. Notwithstanding anything to the contrary in this Section 10, if the Stockholders Agreement contains any provisions which would violate Nevada corporate law if applied to the Participant, the terms of the Plan and this Stock Option Agreement shall govern the Participant's rights with respect to such provisions.

                    SECTION 11: LEGALITY OF INITIAL ISSUANCE

         No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

         11.1 It and the Optionee have taken any actions required to register the Shares, provided the Stock is publicly traded, under the Securities Act of 1933, as amended (the "Securities Act"), or to perfect an exemption from the registration requirements thereof;

         11.2 Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

         11.3 Any other applicable provision of state or federal law has been satisfied.

                       SECTION 12: NO REGISTRATION RIGHTS

         The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

                      SECTION 13: RESTRICTIONS ON TRANSFER

         13.1 Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company, at its discretion, may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

         13.2 Market Stand-Off. In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act, including the Company's initial public offering (a "Public Offering"), the Optionee shall not transfer for value any shares of Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "Market Stand-Off"). The Market Stand-off shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.

         13.3 Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

         13.4 Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

         13.5 Legends. All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

"THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

         13.6 Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement no longer is required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

         13.7 Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 13 shall be conclusive and binding on the Optionee and all other persons.

                      SECTION 14: MISCELLANEOUS PROVISIONS

         14.1 Rights as a Stockholder. Neither the Optionee nor the Optionee's representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee's representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to Section 4 and Section 5 hereof.

         14.2 Adjustments. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares subject to this option and (ii) the Exercise Price of this option, in effect prior to such change, shall be proportionately adjusted to reflect any increase or decrease in the number of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

         14.3 No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.

         14.4 Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed the Optionee at the address set forth in the records of the Company. Notice shall be addressed to the Company at:

LATITUDE SOLUTIONS, INC.
Attn:  Harvey Kaye, CEO
190 NW Spanish River Blvd., Suite 101
Boca Raton, Florida  33431

         14.5 Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

         14.6 Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA WITHOUT REGARD TO ITS CHOICE OF LAWS PROVISIONS, AS NEVADA LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

         14.7 Attorneys' Fees. In the event that any action, suit or proceeding is instituted upon any breach of this Agreement, the prevailing party shall be paid by the other party thereto an amount equal to all of the prevailing party's costs and expenses, including attorneys' fees incurred in each and every such action, suit or proceeding (including any and all appeals or petitions therefrom). As used in this Agreement, "attorneys' fees" shall mean the full and actual cost of any legal services actually performed in connection with the matter involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

                                    EXHIBIT A
                                       TO
                          2011 LATITUDE SOLUTIONS, INC.
                     STOCK OPTION AND AWARD INCENTIVE PLAN:
                             STOCK OPTION AGREEMENT
                                     ANNEX I


                               NOTICE OF EXERCISE

                 (To be signed only upon exercise of the Option)

LATITUDE SOLUTIONS, INC.
Attn:  Harvey Kaye, CEO
190 NW Spanish River Blvd., Suite 101
Boca Raton, Florida  33431

The undersigned, the holder of the enclosed Stock Option Agreement, hereby irrevocably elects to exercise the purchase rights represented by the Option and to purchase thereunder __________* shares of Common Stock of LATITUDE SOLUTIONS, INC. (the "Company"), and herewith encloses payment of $_______ and/or _________ shares of the Company's common stock in full payment of the purchase price of such shares being purchased.


Dated:

------------------------------

NOTICE: YOUR STOCK MAY BE SUBJECT TO RESTRICTIONS AND FORFEITABLE UNDER THE NOTICE OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT

(Signature must conform in all respects to name of holder as specified on the face of the Option)



--------------------------------------------------------------

--------------------------------------------------------------
(Please Print Name)


--------------------------------------------------------------

--------------------------------------------------------------
(Address)


* Insert here the number of shares called for on the face of the Option, or, in the case of a partial exercise, the number of shares being exercised, in either case without making any adjustment for additional Common Stock of the Company, other securities or property that, pursuant to the adjustment provisions of the Option, may be deliverable upon exercise.

                      FORM OF RESOLUTIONS FOR OPTION GRANTS


                RESOLUTIONS ADOPTED BY UNANIMOUS WRITTEN CONSENT
                          OF THE BOARD OF DIRECTORS OF
                            LATITUDE SOLUTIONS, INC.

As of ______________, 20__

The undersigned directors, constituting the entire board of directors (the "Board") of LATITUDE SOLUTIONS, INC., a Nevada Limited Liability Company (the "Company"), hereby take the following actions, adopt the following resolutions, and transact the following business, by written consent without a meeting, as of the date above written, pursuant to the applicable corporate laws of the State of Nevada and the Company's Bylaws.

WHEREAS, the Company previously adopted the 2011 LATITUDE SOLUTIONS,  INC. STOCK
OPTION  AND  AWARD   INCENTIVE   PLAN  (the  "Plan"),   and  has  delegated  the
responsibility to administer the Plan to the Board;

WHEREAS, Twenty Five Million (25,000,000) shares of Common Stock of the Company were originally reserved for issuance under the Plan;

WHEREAS, as of the date hereof, _____________ shares remain available for issuance under the Plan; and

WHEREAS, the Board has determined that it is in the best interests of this Company and its stockholders to provide, under the Plan, equity incentives to those employees, directors and/or consultants of the Company identified below.

NOW, THEREFORE, BE IT RESOLVED, that the persons listed on the Exhibit A, which is attached hereto and incorporated herein by reference, which exhibit was reviewed by the Board and shall be included with this Consent, are hereby granted, as of the date hereof, an option (the "Option") to purchase the number of shares with the vesting schedule and exercise price as set forth in Exhibit A;

RESOLVED FURTHER, that each of the Options shall be either a Non-Qualified Stock Option or an ISO (as such terms are defined in the Plan) as specified in Exhibit A;

RESOLVED FURTHER, that the Options shall be evidenced by stock option agreements and be subject to the restrictions (including transfer and/or repurchase rights), if any, set forth in such stock option agreements;

RESOLVED FURTHER, that the Options shall be granted pursuant to the exemptions provided under Section 701 of the Securities Act Rules and Nevada Securities Laws;

RESOLVED FURTHER, that there is hereby reserved and set aside under the Plan the number of shares adequate to cover the shares underlying the Options granted herein; and

RESOLVED FURTHER, that the officers of this Company, and each of them, be, and they hereby are, authorized, directed and empowered for and on behalf of the Company to do or cause to be done all such acts and things and to sign, deliver and/or file all such documents and notices as any of such officers may deem necessary or advisable in order to carry out and perform the foregoing resolutions and the intention thereof.

The Secretary of the Corporation is directed to file the original executed copy of this Consent with the minutes of proceedings of the Board.

IN WITNESS WHEREOF, each of the undersigned has executed this consent as of the date first written above.

DIRECTORS:


---------------------------------------    -------------------------------------
Harvey Kaye, Chairman                      Jan Rowinski


---------------------------------------    -------------------------------------
Matthew J. Cohen                           Kenneth Koock


---------------------------------------    -------------------------------------
Warren V. Blasland, Jr.                    James Bohlig


---------------------------------------
Lynden Rose

                                    EXHIBIT A
                                       TO
                      FORM OF RESOLUTIONS FOR OPTION GRANTS



                         Stock Option Grant Information

--------------- -------------- -------------- ---------------- -----------------
Name            No. Shares     ISO or NQSO    Exercise Price*  Vesting Schedule
--------------- -------------- -------------- ---------------- -----------------

--------------- -------------- -------------- ---------------- -----------------

--------------- -------------- -------------- ---------------- -----------------

--------------- -------------- -------------- ---------------- -----------------

--------------- -------------- -------------- ---------------- -----------------

--------------- -------------- -------------- ---------------- -----------------

--------------- -------------- -------------- ---------------- -----------------

--------------- -------------- -------------- ---------------- -----------------

--------------- -------------- -------------- ---------------- -----------------

--------------- -------------- -------------- ---------------- -----------------


* In the case of an ISO, the per share exercise price must be at least 100% of the Fair Market Value (as such term is defined in the Plan) of the underlying share as of the date of grant. In the case of a NQSO, the per share exercise price must be at least 85% of the Fair Market Value of the underlying share as of the date of grant.

                            STOCK PURCHASE AGREEMENT

                           STOCK PURCHASE CERTIFICATE

THIS IS TO CERTIFY that LATITUDE SOLUTIONS, INC., a Nevada corporation (the "Company"), has offered you (the "Purchaser") the right to purchase Common Stock (the "Stock" or "Shares") of the Company under its 2011 LATITUDE SOLUTIONS, INC. STOCK OPTION AND AWARD INCENTIVE PLAN (the "Plan"), as follows:

--------------------------------------- ----------------------------------------
Name of Purchaser:
--------------------------------------- ----------------------------------------
Address of Purchaser:
--------------------------------------- ----------------------------------------

--------------------------------------- ----------------------------------------
Number of Shares:
--------------------------------------- ----------------------------------------
Purchase Price:                         $
--------------------------------------- ----------------------------------------
Offer Grant Date:
--------------------------------------- ----------------------------------------
Offer Expiration Date:                  15 days after the Offer Grant Date
--------------------------------------- ----------------------------------------
Vesting Commencement Date:
--------------------------------------- ----------------------------------------
Vesting Schedule:
--------------------------------------- ----------------------------------------

--------------------------------------- ----------------------------------------


By your signature and the signature of the Company's representative below, you and the Company agree to be bound by all of the terms and conditions of the Stock Purchase Agreement, which is attached hereto as Annex I and the Plan (both incorporated herein by this reference as if set forth in full in this document). By executing this Agreement, Purchaser hereby irrevocably elects to exercise the purchase rights granted pursuant to the Stock Purchase Agreement and to purchase ________ shares of Stock of LATITUDE SOLUTIONS, INC., and herewith encloses payment of $____________ in payment of the purchase price of the shares being purchased.

PURCHASER:                                           LATITUDE SOLUTIONS, INC.

By:_________________________________        By:_________________________________
                                            Harvey Kaye
Print Name:_________________________        Its: CEO and Chairman

                                     ANNEX I
                                       to
                            STOCK PURCHASE AGREEMENT


THE STOCK GRANTED PURSUANT TO THIS AGREEMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


                          2011 LATITUDE SOLUTIONS, INC.
                     STOCK OPTION AND AWARD INCENTIVE PLAN:
                            STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this "Agreement") is made and entered into on the execution date of the Stock Purchase Certificate to which it is attached (the "Certificate"), by and between LATITUDE SOLUTIONS, INC., a Nevada corporatioin (the "Company"), and the Director, Employee or Consultant ("Purchaser") named in the Certificate.

Pursuant to the 2011 LATITUDE SOLUTIONS, INC. STOCK OPTION AND AWARD INCENTIVE PLAN (the "Plan"), the Administrator of the Plan has authorized the grant to Purchaser of the right to purchase shares of the Company's Common Stock, upon the terms and subject to the conditions set forth in this Agreement and in the Plan. Capitalized terms not otherwise defied herein shall have the meanings ascribed to them in the Plan.

                              SECTION 1: THE OFFER.

         1.1 Offer of the Stock. The Company hereby offers to sell to purchaser the number of shares of stock set forth in the certificate at the price and subject to the restrictions set forth in this Agreement (the shares of stock which you purchase under this agreement are referred to as the "Stock" or "Shares").

         1.2 Purchase Price. The Purchase Price for the Stock is set forth in the Certificate.

         1.3 Payment For The Stock. Purchaser may pay for the stock by delivering to the company the purchase price in the form of either (i) cash or cashier's check or (ii) your promissory note, in the form of the Promissory Note attached to this agreement as Exhibit A. If Purchaser pays for the stock by delivery of the Promissory Note, Purchaser must also deliver to the company at the same time one executed copy of both the Security Agreement attached as Exhibit B and the Stock Assignment attached as Exhibit C.

         1.4 Expiration of Offer. This offer expires at 5:00 o'clock p.m. on the date set forth in the certificate.

                       SECTION 2: ACCEPTANCE OF THE OFFER.

There is no obligation to exercise the rights granted to you under this Agreement, in whole or in part. Purchaser may purchase fewer shares than the number offered to Purchaser in this Agreement. If Purchaser decides to accept the offer and purchase any shares offered, Purchaser must do the following:

         2.1 Complete Documents. Complete, sign and date one copy of the Certificate, and, if Purchaser is paying by delivery of a promissory note, one copy each of the attached Promissory Note, Security Agreement and Stock Assignment;

         2.2 Spousal Consent. If Purchaser is married, Purchaser must have his or her spouse sign and date one copy of the attached Spousal Consent; and

         2.3 Deliver to Company. Deliver to the Company on or before the time the offer expires, the signed copy of this Agreement, the Spousal Consent, and payment for the Stock, in cash, by cashier's check or by the Promissory Note. If Purchaser is paying for the stock by the Promissory Note, Purchaser must also deliver to the Company the executed original Promissory Note, Security Agreement and Stock Assignment.

Purchaser should retain a copy of all of the signed documents for his or her files, and if Purchaser does so, Purchaser should mark the retained copy of the Promissory Note "COPY." THE SIGNED PROMISSORY NOTE IS A NEGOTIABLE INSTRUMENT AND IS ENFORCEABLE AGAINST PURCHASER BY ANY HOLDER OF THE PROMISSORY NOTE, AND ANY ADDITIONAL SIGNED COPIES WHICH ARE NOT MARKED "COPY" MAY ALSO BE NEGOTIABLE INSTRUMENTS WHICH ARE ENFORCEABLE AGAINST PURCHASER BY THEIR HOLDER.

                      SECTION 3: RESTRICTIONS ON THE STOCK.

         3.1 Restrictions on Transfer of Shares. Purchaser shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value (each a "Transfer") or otherwise agree to engage in any of the foregoing transactions with respect to any shares of Stock. The Company shall not be required to register any such Transfer and the Company may instruct its transfer agent not to register any such Transfer, unless and until all of the following events shall have occurred:

                  3.1.1 The Company has declined to exercise the right of first refusal provided for in Section 5 hereof;

                  3.1.2 The Shares are Transferred pursuant to and in conformity with: (i) (x) an effective registration statement filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act") or (y) an exemption from registration under the Act; and (ii) the securities laws of any state of the United States; and

                  3.1.3 Purchaser has, prior to the Transfer of such Shares, and if requested by the Company, provided all relevant information to the Company's counsel so that upon the Company's request, the Company's counsel is able to deliver, and actually prepares and delivers to the Company a written opinion that the proposed Transfer is: (i) (x) pursuant to a registration statement which has been filed with the Commission and is then effective or (y) exempt from registration under the Act as then in effect, and the Rules and Regulations of the

         Commission thereunder; and (ii) is either qualified or registered under any applicable state securities laws, or exempt from such qualification or registration. The Company shall bear all reasonable costs of preparing such opinion.

         3.2 Additional Restrictions on Transfer of Non-Vested Shares. Purchaser agrees, for himself or herself and for his or her heirs, successors and assigns, that Purchaser shall have no right or power under any circumstance to Transfer any interest in shares of the Stock which are "Non-Vested Shares," as determined by the schedule set forth in the Certificate, except to the Company. As used in this Agreement, "Vested Shares" means all shares of the Stock which Purchaser has the right to Transfer at a specified point in time and "Non-Vested Shares" means all shares of the Stock which Purchaser does not have the right to Transfer at a specified point in time. The Certificate sets forth the vesting schedule.

         3.3 Company's Repurchase Right.

                  3.3.1 Scope of Repurchase Right. Unless they have become vested, the Shares acquired under this Agreement initially shall be "Restricted Stock" and shall be subject to a right (but not an obligation) of repurchase by the Company (the "Repurchase Right"). The Purchaser shall not transfer, assign, encumber or otherwise dispose of any Restricted Stock, except as provided in the following sentence. The Purchaser may transfer Restricted Stock:

                           3.3.1.1 By testament or  intestate  succession  or by
                  transfer by instrument to a trust providing that the Restricted Stock is to be passed to one or more beneficiaries upon death of the Settlor; or

                           3.3.1.2 To the  Purchaser's  "immediate  family,"  as
                  that term is defined in the Plan (together, "Transferee").

                           Provided, however, in either case the Transferee must
                  agree in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Purchaser transfers any Restricted Stock, then this Section 3 will apply to the Transferee to the same extent as to the Purchaser.

                  3.3.2 Exercise Period. The Repurchase Right shall be exercisable only during the 90-day period following the later of the date when the Purchaser's service as an Employee, outside Director or Consultant ("Service") terminates for any reason, with or without cause, including (without limitation) death or disability.

                  3.3.3 Non Applicability and Lapse of Repurchase Right. The Repurchase Right shall lapse with respect to the Shares in accordance with the vesting schedule set forth in the Certificate. In addition, the Repurchase Right shall lapse and all of such Stock shall become vested if (i) a Change in Control occurs before the Purchaser's Service terminates and (ii) the options are not assumed by, or Repurchase Right is not assigned to, the entity that employs the Participant immediately after the Change in Control or to its parent or subsidiary.

                  The Repurchase Right shall not exist with respect to shares of Stock that have been registered under a then currently effective registration statement under applicable federal securities laws and the issuer is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or becomes an investment company registered or required to be registered under the Investment Company Act of 1940, or
         (ii) a determination is made by counsel for the Company that such Exercise Price restrictions are not required in the circumstances under applicable federal or state securities laws.

                  3.3.4 Repurchase Price. Following a termination of the Participant's Service, which does not result from the Company's termination of Service for Cause, the Repurchase Right shall be exercisable at a price equal to (i) the Fair Market Value of vested Stock and (ii) the Purchase Price of unvested Stock. Following the termination of the Participant's Service for Cause, the Repurchase Right shall be exercisable as to both vested and unvested Shares at a price equal to the Purchase Price as set forth in the Certificate.

                  3.3.5 Rights of Repurchase Adjustments. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, an extraordinary dividend payable in a form other than stock, recapitalization, combination or reclassification, or a similar transaction affecting the Company's outstanding securities without receipt of consideration, then (i) any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) distributed with respect to any Restricted Stock (or into which such Restricted Stock thereby become convertible) shall immediately be subject to the Right of Repurchase; and (ii) appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Stock and to the price per share to be paid upon the exercise of the Right of Repurchase; provided, however, that the aggregate Purchase Price payable for the Restricted Stock shall remain the same.

                  3.3.6 Escrow. Upon issuance, the certificates for Restricted Stock shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Section 3.3.5 above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Shares are at the time Restricted Stock. All regular cash dividends on Restricted Stock (or other securities at the time held in escrow) shall be paid directly to the Purchaser and shall not be held in escrow. Restricted Stock, together with any other assets or securities held in escrow hereunder, shall be
         (i) surrendered to the Company for repurchase and cancellation upon the Company's exercise of its Right of Repurchase or Right of First Refusal or (ii) released to the Purchaser upon the Purchaser's request to the extent the Shares are no longer Restricted Stock (but not more frequently than once every six months). In any event, all Shares which have vested (and any other vested assets and securities attributable thereto) shall be released within 60 days after the earlier of (i) the Purchaser's cessation of Service or (ii) the lapse of the Right of First Refusal.

         3.4 Retention of Non-Vested Shares. Purchaser shall immediately deliver to the Company each certificate representing Non-Vested Shares issued to Purchaser hereunder, or deemed to be issued to Purchaser hereunder, together with the collateral instruments of transfer executed in blank, to be held by the Company until such time as all shares represented by that certificate are Vested Shares and any indebtedness with respect to those shares has been paid in full; provided, however, that if the Company holds a certificate representing Vested Shares and Non-Vested Shares, and any indebtedness with respect to the Vested Shares has been paid in full, upon Purchaser's request the Company will cause a certificate representing the Vested Shares to be delivered to Purchaser, but the Company will retain any certificate representing the Non-Vested Shares.

         3.5 Non-Complying Transfers. Every attempted Transfer of any shares of the Stock in violation of this Section 3 shall be null and void ab initio, and of no force or effect.

                    SECTION 4: LEGENDS ON STOCK CERTIFICATES.

Purchaser agrees that the Company may place on each certificate representing Shares the following legend:

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE ISSUER AND THE REGISTERED HOLDER OF THIS CERTIFICATE, WHICH AGREEMENT PROVIDES, AMONG OTHER THINGS, THAT THE ISSUER HAS A RIGHT TO REPURCHASE THE SECURITIES EVIDENCED BY THIS CERTIFICATE. A COPY OF THAT AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER."

                       SECTION 5: RIGHT OF FIRST REFUSAL.

         5.1 Right of First Refusal. In the event that the Stock is not readily tradable on an established securities market and the Purchaser proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, to any person, entity or organization (the "Transferee") the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares (the "Right of First Refusal"). If the Purchaser desires to transfer Shares acquired under this Agreement, the Purchaser shall give a written transfer notice ("Transfer Notice") to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Purchaser and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this
Section 5 shall be freely assignable, in whole or in part.

         5.2 Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this
Section 5. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 5.

         5.3 Termination of Right of First Refusal.  Any other provision of this
Section 5 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Purchaser desires to transfer Shares, the

Company shall have no Right of First Refusal, and the Purchaser shall have no obligation to comply with the procedures prescribed by this Section 5.

         5.4 Permitted  Transfers.  This Section 5 shall not apply to a transfer
(i) by gift to a member of the Participant's immediate family or (ii) by transfer by instrument to a trust providing that the Shares is to be passed to beneficiaries upon death of the Settlor. For purposes of this Section 5.4, "immediate family" shall mean the Purchaser's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

         5.5 Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 5, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

                         SECTION 6: OBLIGATION TO SELL.

Notwithstanding anything herein to the contrary, if at any time following Purchaser's acquisition of Shares hereunder, stockholders of the Company owning 51% or more of the shares of the Company (on a fully diluted basis) (the "Control Sellers") enter into an agreement (including any agreement in principal) to transfer all of their shares to any person or group of persons who are not affiliated with the Control Sellers, such Control Sellers may require each stockholder who is not a Control Seller (a "Non-Control Seller") to sell all of their shares to such person or group of persons at a price and on terms and conditions the same as those on which such Control Sellers have agreed to sell their shares, other than terms and conditions relating to the performance or non-performance of services. For the purposes of the preceding sentence, an affiliate of a Control Seller is a person who controls, which is controlled by, or which is under common control with, the Control Seller.

                       SECTION 7: STOCKHOLDERS AGREEMENT.

As a condition to the transfer of Stock pursuant to this Stock Purchase Agreement, the Administrator, in its sole and absolute discretion, may require the Participant to execute and become a party to any agreement by and among the Company and any of its stockholders which exists on or after the Date of Grant (the "Stockholders Agreement"). If the Participant becomes a party to a Stockholders Agreement, in addition to the terms of the Plan and this Stock Purchase Agreement, the terms and conditions of Stockholders Agreement shall govern Participant's rights in and to the Stock; and if there is any conflict between the provisions of the Stockholders Agreement and the Plan or any conflict between the provisions of the Stockholders Agreement and this Stock Purchase Agreement, the provisions of the Stockholders Agreement shall be controlling. Notwithstanding anything to the contrary in this Section 7, if the Stockholders Agreement contains any provisions which would violate Nevada law if applied to the Participant, the terms of the Plan and this Stock Purchase Agreement shall govern the Participant's rights with respect to such provisions.

                 SECTION 8: WAIVER OF RIGHTS TO PURCHASE STOCK.

By signing this Agreement, Purchaser acknowledges and agrees that neither the Company nor any other person or entity is under any obligation to sell or transfer to Purchaser any option or equity security of the Company, other than the shares of Stock subject to this Agreement and any other right or option to purchase Stock which was previously granted in writing to Purchaser by the Board (or a committee thereof). By signing this Agreement, except as provided in the immediately preceding sentence, Purchaser specifically waives all rights he or she may have had prior to the date of this Agreement to receive any option or equity security of the Company.

                          SECTION 9: INVESTMENT INTENT.

Purchaser represents and agrees that if he or she purchases the Stock in whole or in part and if at the time of such purchase the Stock has not been registered under the Act, that he or she will acquire the Stock upon such purchase for the purpose of investment and not with a view to the distribution of such Stock and upon each purchase, he or she will furnish to the Company a written statement to such effect.

                         SECTION 10: GENERAL PROVISIONS.

         10.1 Further Assurances. Purchaser shall promptly take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Agreement. Any sale or transfer of the Stock to Purchaser by the Company shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed by this Agreement.

         10.2 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be given to the parties hereto as follows:

                  10.2.1 If to the Company, to:

                  LATITUDE SOLUTIONS, INC.
                  Attn:  Harvey Kaye, CEO
                  190 NW Spanish River Blvd., Suite 101
                  Boca Raton, Florida  33431

                  10.2.2 If to Purchaser, to the address set forth in the records of the Company.

                  10.2.3 Any such notice request, demand or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage pre-paid, addressed as aforesaid, or
         (ii) if given by any other means, when delivered at the address specified in this Section 10.2.

         10.3 Transfer of Rights under this Agreement. The Company may at any time transfer and assign its rights and delegate its obligations under this Agreement to any other person, Company, firm or entity, including its officers, Directors and stockholders, with or without consideration.

         10.4 Purchase Rights Non Transferable. Purchaser may not sell, transfer, assign or otherwise dispose of any rights hereunder except by testament or the laws of descent and distribution and the rights hereunder may be exercised during the lifetime of Purchaser only by the Purchaser or by his or her guardian or legal representative.

         10.5 Market Stand-Off. In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act, including the Company's initial public offering (a "Public Offering"), Purchaser shall not transfer for value any shares of Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "Market Stand-Off"). The Market Stand-Off shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.

         10.6 Adjustment. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, an extraordinary dividend payable in a form other than stock, recapitalization, combination or reclassification, or a similar transaction affecting the Company's outstanding securities without receipt of consideration, then (i) any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) distributed with respect to any Restricted Stock (or into which such Restricted Stock thereby become convertible) shall immediately be subject to the Repurchase Right; and (ii) appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Stock and to the price per share to be paid upon the exercise of the Repurchase Right; provided, however, that the aggregate purchase price payable for the Restricted Stock shall remain the same.

         10.7 Successors and Assigns. Except to the extent this Agreement is specifically limited by the terms and provisions of this Agreement, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successor, assigns, heirs and personal representatives.

         10.8 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS, AS NEVADA LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

         10.9 Severability. Should any paragraph or any part of a paragraph within this Stock Purchase Agreement be rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other paragraph or part of a paragraph in this Stock Purchase Agreement.

         10.10 Attorneys' Fees. In the event that any action, suit or proceeding is instituted upon any breach of this Agreement, the prevailing party shall be paid by the other party thereto an amount equal to all of the prevailing party's costs and expenses, including attorneys' fees incurred in each and every such action, suit or proceeding (including any and all appeals or petitions therefrom). As used in this Agreement, "attorneys' fees" shall mean the full and actual cost of any legal services actually performed in connection with the matter involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

         10.11 The Plan. This Agreement is made pursuant to the Plan, and it is intended, and shall be interpreted in a manner, to comply herewith. Any provision of this Agreement inconsistent with the Plan shall be superseded and governed by the Plan.

         10.12 Miscellaneous. Title and captions contained in this Agreement are inserted for convenience and reference only and do not constitute a part of this Agreement for any purpose.

                                 SPOUSAL CONSENT

The undersigned spouse of __________________________  does hereby consent to the
execution  of  the  foregoing  Agreement  by   _____________________,   and  the
performance by him (or her) of his (or her) obligations thereunder.

Dated:_______________
                                        ________________________________________
                                        Signature

                                    EXHIBIT A
                                       to
                                     ANNEX I
                                       of
                            STOCK PURCHASE AGREEMENT

                                 PROMISSORY NOTE


$                                           Date:
----------------------------------------    ------------------------------------

FOR VALUE RECEIVED, the undersigned promises to pay to LATITUDE SOLUTIONS, INC., a Nevada corporation, 190 NW Spanish River Blvd., Suite 101, Boca Raton, Florida 33431 (the "Company"), the principal sum of $_______________ with interest from the date hereof on the unpaid principal balance at the rate of _______% per annum, compounded annually. Accrued but unpaid interest under this Note shall be due and payable annually on the date immediately preceding the anniversary of this Note, at the rate of ____% per annum, and the unpaid principal balance and any remaining accrued but unpaid interest shall be due and payable on _______________, _____.

All sums paid hereunder shall be paid in lawful money of the United States of America at the principal executive offices of the Company or at such other place as the holder of this Note shall have designated to the undersigned in writing. The principal amount of this Note may be paid in whole or in part (in either case with any interest accrued through the date of payment) at any time or from time to time, prior to maturity, without penalty or charge for prepayment. All sums paid hereunder shall be applied first to any unpaid interest and then to the principal amount then outstanding.

If service of the undersigned with the Company is terminated for any reason, with or without cause, the holder of this Note shall be entitled at its option to demand payment of the full principal amount of this Note then unpaid, together with all interest accrued thereon to the date of payment, by delivery to the undersigned of written demand. Not later than 30 days after delivery of such demand the undersigned shall pay the principal amount together with all accrued interest.

The undersigned shall pay to the holder of this Note reasonable attorneys' fees and all costs and other expenses (including, without limitation, fees, costs and expenses of litigation) incurred by the holder in enforcing this Note. This Note is secured by a Security Agreement of even date herewith between the Company and the undersigned. The holder of this Note is entitled to the benefits of the Security Agreement and may enforce the agreements of the undersigned contained therein and exercise the remedies provided for thereby or otherwise available with respect to this Note.


Borrower:


Print name and Address:

                                    EXHIBIT B
                                       to
                                     ANNEX I
                                       of
                            STOCK PURCHASE AGREEMENT

                               SECURITY AGREEMENT


THIS SECURITY AGREEMENT (the "Security Agreement") is made and entered into as of the ___ day of ______________, ____, between LATITUDE SOLUTIONS, INC., a Nevada corporation ("Lender") and ___________________ ("Debtor").

WHEREAS, Debtor has concurrently herewith purchased from Lender _____ shares of Lender's Stock (the "Stock") pursuant to that certain Stock Purchase Agreement, dated ________________, ____, between Lender and Debtor (the "Purchase Agreement") and has made payment therefor by delivery of Debtor's promissory note of even date herewith (the "Note"); and

WHEREAS, Debtor and Lender desire to have Debtor grant to Lender a security interest in the collateral described below as security for Debtor's performance of the terms and conditions of the Purchase Agreement, the Note and this Security Agreement.

NOW, THEREFORE, on the basis of the above facts and in consideration of the mutual covenants and agreements set forth below, Lender and Debtor agree as follows:

                     SECTION 1: GRANT OF SECURITY INTEREST.

As security for Debtor's full and faithful performance of each and all of its obligations and liabilities under the Note, and any and all modifications, extensions or renewals thereof, the Purchase Agreement and this Security
Agreement, Debtor hereby grants and assigns to Lender a continuing security interest in and to the Stock, and all stock dividends, cash dividends, liquidating dividends, new securities and all other property, moneys and rights to which Debtor may become entitled on account thereof (the "Collateral").

                   SECTION 2: PERFECTION OF SECURITY INTEREST.

To perfect Lender's security interest in and lien on the Collateral, Debtor shall, upon the execution of this Agreement, immediately deliver to Lender, together with collateral instruments of transfer executed in blank, all certificates representing the Stock to be held by Lender until released pursuant to Section 6 hereof.

                               SECTION 3: DEFAULT.

At the sole and exclusive option of Lender, upon an Event of Default (as defined in Section 3.2 below) Lender may exercise any or all of the rights and remedies of a secured party under the Nevada Uniform Commercial Code, as amended from time to time. All rights and remedies of Lender shall be cumulative and may be exercised successively or concurrently and without impairment of Lender's interest in the Collateral.

As used herein, an Event of Default ("Event of Default") shall mean any of the following:

The failure of Debtor to perform any of its obligations under the Purchase Agreement, the Note or this Security Agreement; or

The occurrence of one or more of the following: (i) Debtor becoming the subject of any case or action or order for relief under the Bankruptcy Reform Act of 1978; (ii) the filing by Debtor of a petition or answer to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debts, dissolution or liquidation law or statute, or the filing of any answer admitting the material allegations of a petition filed against Debtor in any proceeding under any such law or the taking of any action by Debtor for the purpose of effecting the foregoing; the appointment of a trustee, receiver or custodian of Debtor or any of Debtor's material assets or properties; (iii) Debtor making an assignment for the benefit of creditors; or (iv) the occurrence of any other act by Debtor or Debtor's creditors which Lender reasonably determines may jeopardize Debtor's ability to pay the Note or perform Debtor's obligations under the Purchase Agreement or this Security Agreement.

              SECTION 4: WARRANTIES AND REPRESENTATIONS OF DEBTOR.

Debtor hereby represents and warrants that the Collateral is free and clear of any security interest, lien, restriction or encumbrance and that he has the full right and power to transfer the Collateral to Lender free and clear thereof and to enter into and carry out the Purchase Agreement, the Note and this Security Agreement.

                          SECTION 5: POWER OF ATTORNEY.

Debtor hereby appoints Lender's Secretary as his true and lawful attorney-in-fact to transfer the Collateral or cause it to be transferred on Lender's books whenever Lender determines in its sole and absolute discretion that such transfer is necessary or advisable to protect its rights or interests under this Security Agreement.

                      SECTION 6: RELEASE OF THE COLLATERAL.

Within five days following receipt by Lender of the unpaid principal amount of the Note from Debtor, Lender shall release from its security interest hereunder and deliver or cause to be delivered to Debtor the Stock.

                               SECTION 7: WAIVERS.

No waiver by Lender of any breach or default by Debtor under the Purchase Agreement, the Note or this Security Agreement shall be deemed a waiver of any breach or default thereafter occurring, and the taking of any action by Lender shall not be deemed an election of that action in exclusion of any other action. The rights, privileges, remedies and options granted to Lender under this Security Agreement or under any applicable law shall be deemed cumulative and may be exercised successively or concurrently.

                         SECTION 8: GENERAL PROVISIONS.

         8.1 Notices. All notices, requests, demands or other communications under this Security Agreement shall be in writing and shall be given to parties hereto as follows: If to the Company, to:

LATITUDE SOLUTIONS, INC.
Attn:  Harvey Kaye, CEO
190 NW Spanish River Blvd., Suite 101
Boca Raton, Florida  33431

If to Debtor, to the address set forth in the records of the Company, or such other address as may be furnished by either such party in writing to the other party hereto.

Any such notice, request, demand or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or (ii) if given by any other means, when delivered at the address specified in this Paragraph 8.

         8.2 Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

         8.3 Severability. Should any paragraph or any part of a paragraph within this Security Agreement be rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other paragraph or part of a paragraph in this Security Agreement.

         8.4 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS, AS NEVADA LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

         8.5 Attorneys' Fees. In the event that any action, suit or proceeding is instituted upon any breach of this Security Agreement, the prevailing party shall be paid by the other party thereto an amount equal to all of the prevailing party's costs and expenses, including attorneys' fees incurred in each and every such action, suit or proceeding (including any and all appeals or petitions therefrom). As used in this Agreement, "Attorneys' Fees" shall mean the full and actual cost of any legal services actually performed in connection with the matter involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

         8.6 Entire  Agreement.  The  making,  execution  and  delivery  of this
Security Agreement by the parties hereto have been induced by no representations, statements, warranties or agreements other than those herein expressed. This Security Agreement, the Purchase Agreement and the Note embody the entire understanding of the parties and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof, unless expressly referred to by reference herein.

         8.7 Miscellaneous. Titles and captions contained in this Security Agreement are inserted for convenience of reference only and do not constitute part of this Security Agreement for any other purpose.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Security Agreement as of the date first above written.


DEBTOR:                                      LENDER: LATITUDE SOLUTIONS, INC.
                                             By:
----------------------------------------     -----------------------------------
(Sign)                                       Harvey Kaye
                                             Its: CEO and Chairman of the Board
(Please print name and address)


----------------------------------------

----------------------------------------

                                    EXHIBIT C
                                       to
                                     ANNEX I
                                       of
                            STOCK PURCHASE AGREEMENT

                                STOCK ASSIGNMENT
                            SEPARATE FROM CERTIFICATE


For Value Received,  _________________________________  ("Holder") hereby sells,
assigns  and  transfers  unto  ____________________________________   (________)
shares (the "Shares") of the Stock of LATITUDE SOLUTIONS, INC., a Nevada corporation (the "Company"), held of record by Holder and represented by Certificate No. ______, and hereby irrevocably constitutes and appoints as Holder's attorney to transfer the Shares on the books of the Company, with full power of substitution in the premises.

The signature to this assignment must correspond with the name written upon the face of the Certificate in every particular without any alteration or addition or any other change.

Dated

------------------------------


-------------------------------------------------------------------------------
(Signature of Holder)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(Please print name and address)


SIGNATURE GUARANTEED BY:

(Holder's signature must be guaranteed by a bank, a trust company or a brokerage firm):


----------------------------------------------------


----------------------------------------------------

                                LETTER REGARDING
                     FEDERAL AND _________ TAX CONSEQUENCES

                            LATITUDE SOLUTIONS, INC.
                      190 NW Spanish River Blvd., Suite 101
                            Boca Raton, Florida 33431

[Purchaser]


Dear :
------------------------------

This letter is to notify you of certain federal and ___________ income tax consequences to you as a result of your purchase of shares (the "Shares") of Common Stock of LATITUDE SOLUTIONS, INC. (the "Company") pursuant to the Stock Purchase Agreement dated __________, 2011 between you and the Company.

The conclusion of this letter is that, if the purchase price for the Shares equals their fair market value on the date you sign the Stock Purchase Agreement, you should send copies of the attached form (the "Section 83 Form") relating to Section 83 ("Section 83") of the Internal Revenue Code of 1986 (the "Internal Revenue Code"), to the Internal Revenue Service and the Company, not later than 30 days after the date of the Stock Purchase Agreement. If the purchase price for the Shares is less than their fair market value on the date you sign the Stock Purchase Agreement, you should consider carefully whether or not you should file the Section 83 Form within 30 days after you sign the Stock Purchase Agreement.

Federal Income Tax Consequences

Certain federal income tax consequences to you in connection with your purchase of the Shares are determined in accordance with Section 83.

Section 83(a). Under Section 83(a), a person to whom property is transferred in connection with the performance of services ("Section 83 property") must recognize ordinary income in the year the property is transferred in an amount equal to the fair market value of the Section 83 property at the time it is transferred less the amount, if any, paid for the Section 83 property, unless the Section 83 property is not transferable and is subject to a substantial risk of forfeiture (collectively, a "Restriction on Transfer"). If there is a Restriction on Transfer, then the person acquiring Section 83 property will not recognize income until the Restriction on Transfer lapses (unless a Section 83(b) election is made - see below), at which time the person must recognize as ordinary income the fair market value of the Section 83 property at that time less the amount, if any, paid for the Section 83 property.

Your purchase of the Shares probably constitutes a transfer of Section 83 property. Further, the Stock Purchase Agreement provides that, if you cease to be employed by the Company for any reason, the Company must repurchase from you and you must sell to the Company all Non-Vested Shares (as defined in the Stock Purchase Agreement) for an amount which may be less than their fair market value. Under Regulations promulgated under Section 83, these provisions probably constitute a Restriction on Transfer over your Non-Vested Shares. Thus, under
Section 83(a), you would not be required to recognize any income as a result of your purchase of the Shares until they vest; when they vest, you would be required under Section 83(a) to recognize as ordinary income the excess, if any, of the fair market value of the Shares (as of the day they vest) over the price you paid for those Shares under the Stock Purchase Agreement. If the price of the Company's Common Stock is greater when the Shares vest than when you purchased them, you could have a substantial tax liability in connection with your purchase of the Shares when they vest.

Section 83(b) Election.  Section 83(b) provides an alternative method for taxing
Section 83 property. Under Section 83(b), a person may elect to recognize ordinary income in the year Section 83 property is transferred to him or her, rather then waiting until it vests. Thus, if you make a Section 83(b) election, you will be required to recognize as ordinary income in the year you purchase the Shares the difference, if any, between the fair market value of the Shares on the date you sign the Stock Purchase Agreement and the purchase price you pay for the Shares. For example, if you make the Section 83(b) election and you paid a purchase price for the Shares equal to their fair market value, you will not pay any taxes in the year of the purchase in connection with your purchase of the Shares. On the other hand, if you make the Section 83(b) election and the purchase price of the Shares is less than their fair market value on the date you sign the Stock Purchase Agreement, you will be required to pay taxes on the difference between those amounts in the year of the purchase. In either case, however, if you make the Section 83(b) election, you will not be required to recognize any income when the Shares vest.

To make the Section 83(b) election, you must file the Section 83 Form with both the Company and the Internal Revenue Service office where you file federal income tax returns. You must file the Section 83(b) Form within 30 days after you sign the Stock Purchase Agreement. In addition, you must attach a copy of the Section 83(b) Form to your income tax return that covers the year in which you filed the Form.

Sale of Section 83 Property. If a person sells Section 83 property after the Restriction on Transfer lapses (or after making a Section 83(b) election), he or she will recognize taxable gain or loss equal to the difference between the amount realized upon the sale of the Section 83 property and the person's "adjusted basis" for the Section 83 property. The person's adjusted basis for the Section 83 property will be (i) the amount paid for the Section 83 property plus (ii) any amount which the person has included in gross income pursuant to the Section 83(b) election. Thus, upon sale, you will recognize taxable gain or loss equal to the difference between the sale price of the Shares and your adjusted basis for the Shares.

In general, the gain or loss you recognize will be capital gain or loss if the following "Capital Gain Requirements" are met: (i) the Section 83 property is a capital asset and (ii) the Section 83 property is held for more than 12 months from either the date the Restrictions on Transfer lapse or, if a Section 83(b) election is made, the date the Section 83 property is acquired. Thus, as the Shares are probably a capital asset in your hands, you will recognize capital gain or loss upon their sale if you hold them for more than 12 months from either the date they vest or, if you make the Section 83(b) election, from the date you sign the Stock Purchase Agreement.

Forfeiture of Section 83 Property. If a person's interest in Section 83 property is forfeited, the person will recognize gain or loss equal to the difference between the amount realized upon forfeiture and the amount paid for the Section 83 property. In your case, if your employment with the Company is terminated before all of the Shares have vested, the Company is obligated to repurchase from you, and you are obligated to sell to the Company, any Non-Vested Shares at the price you paid for them. As there would be no difference between the amount realized upon forfeiture and the amount paid for the Shares, you would not be required to recognize any gain or loss at that time. However, upon forfeiture, you would not be able to recoup any taxes you pay pursuant to a Section 83(b) election.

Nevada Income Tax Consequences.

The Nevada income tax consequences to you in connection with your purchase of the Shares are identical to the federal income tax consequences. To make the
Section 83(b) election in Nevada, you must file the Section 83(b) Form with the Internal Revenue Service, as described above; there are no extra filing requirements for making the Section 83(b) election in Nevada.

If you have any questions concerning the tax consequences described in this letter, please feel free to call me.

Sincerely,

LATITUDE SOLUTIONS, INC.

By: __________________________________________________
Harvey Kaye
Its: CEO and Chairman of the Board

                     ELECTION TO INCLUDE IN GROSS INCOME IN
                   YEAR OF TRANSFER PURSUANT TO SECTION 83(b)
                          OF THE INTERNAL REVENUE CODE


The undersigned hereby makes an election pursuant to the provisions of Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations of the Commissioner of Internal Revenue promulgated thereunder, with respect to the
Section 83 property described below, and supplies the following information in connection with that election:

The name, address, taxable year and taxpayer identification number of the undersigned are:

Name:

                                      -----------------------------------
Address:

                                      -----------------------------------

                                      -----------------------------------


Taxable Year ________                                Taxpayer I.D. No.__________

The description of the Section 83 property with respect to which the undersigned is making the election is as follows:

_______________ (_____) shares (the "Subject Shares") of the Common Stock of LATITUDE SOLUTIONS, INC., a Nevada corporation (the "Company").

The date upon which the Subject Shares were transferred to, and acquired by, the undersigned was ____________, ________.

The Subject Shares are subject to restrictions under a ___________ vesting period. If the undersigned's employment terminates, the Company is obligated to purchase and the undersigned is obligated to sell to the Company all Subject Shares that are not vested for a purchase price, which in certain circumstances may be less than the fair market value of the Subject Shares.

The fair market value of the Subject Shares at the time of the transfer to, and acquisition by, the undersigned (determined without regard to any restrictions other than restrictions which by their terms will never lapse) was $_____ per share.

The amount paid by the undersigned for the Subject Shares was $____ per share.

The undersigned has furnished a copy of this election to the Company.


[Signature Page Follows]

Dated:
---------------------------





------------------------------------------------------
(Signature)

Make 4 copies

(1) IRS (to be filed at the IRS where you ordinarily file your returns) within 30 days of the purchase

(1)      IRS (to be filed with your income tax return)

(1)      LATITUDE SOLUTIONS, INC.

(1)      Copy for purchaser

                 FORM OF RESOLUTIONS FOR PURCHASE RIGHTS GRANTS


                RESOLUTIONS ADOPTED BY UNANIMOUS WRITTEN CONSENT
                          OF THE BOARD OF DIRECTORS OF
                            LATITUDE SOLUTIONS, INC.

                         As of __________________, 2011



The undersigned directors, constituting the entire board of directors (the "Board") of LATITUDE SOLUTIONS, INC., a Nevada corporation (the "Company"), hereby take the following actions, adopt the following resolutions, and transact the following business, by written consent without a meeting, as of the date above written, pursuant to the applicable corporate laws of the State of Nevada and the Company's Bylaws.

WHEREAS, The Company Previously Adopted the 2011 LATITUDE SOLUTIONS,  INC. STOCK
OPTION  AND  AWARD   INCENTIVE   PLAN  (The  "Plan"),   and  has  delegated  the
responsibility to administer the Plan to the Board;

WHEREAS, Twenty Five Million (25,000,000) shares of Common Stock of the Company were originally reserved for issuance under the Plan;

WHEREAS, as of the date hereof, _____________ shares remain available for issuance under the Plan; and

WHEREAS, the Board has determined that it is in the best interests of this company and its stockholders to provide, under the plan, equity incentives to those employees of the company identified below.

NOW, THEREFORE, BE IT RESOLVED, that the persons listed on the Exhibit A, which exhibit was reviewed by the Board and shall be included with this Consent, are hereby granted, as of the date hereof, the current right to purchase (the "Purchase Right") the number of shares at the per share purchase price as set forth in Exhibit A at any time on or prior to the date which is 15 days from the date this grant is first communicated to each recipient;

RESOLVED FURTHER, that this Company be, and it hereby is, authorized to accept a promissory note from each purchaser as consideration for the stock so purchased, in such form (including security for the obligation thereunder) heretofore approved by the Board;

RESOLVED FURTHER, that the officers of this Company, and each of them, be, and they hereby are, authorized, directed and empowered for and on behalf of this Company to prepare or cause to be prepared a stock purchase agreement, promissory note and/or security agreement (the "Purchase Agreements") to represent the rights granted at this meeting substantially in the form, and containing the terms and provisions, heretofore approved by the Board, and containing such other terms and provisions as such officers shall, upon advice of counsel, determine to be necessary or appropriate, their execution of such Purchase Agreements to conclusively evidence such determination;

RESOLVED FURTHER, that the Purchase Rights shall be evidenced by stock purchase agreements and be subject to the restrictions (including transfer and/or repurchase rights), if any, set forth in such stock purchase agreements;

RESOLVED FURTHER, that the Purchase Rights shall be granted pursuant to the exemptions provided under Section 701 of the Securities Act Rules and Nevada Corporate Securities Laws;

RESOLVED FURTHER, that there is hereby reserved and set aside under the Plan the number of shares adequate to cover the shares underlying the Purchase Rights granted herein;

RESOLVED FURTHER, that upon receipt of executed Purchase Agreements from the person or persons granted rights hereunder, the officers of this Company, and each of them, be, and they hereby are, authorized, directed and empowered for and on behalf of this Company to issue the stock so purchased, and to do or cause to be done all such further acts and things and to sign, deliver and/or file all such documents and notices as any of such officers may deem necessary or advisable in order to carry out and perform the foregoing resolutions and the intention thereof; and

RESOLVED FURTHER, that the officers of this Company, and each of them, be, and they hereby are, authorized, directed and empowered for and on behalf of the Company to do or cause to be done all such acts and things and to sign, deliver and/or file all such documents and notices as any of such officers may deem necessary or advisable in order to carry out and perform the foregoing resolutions and the intention thereof.

The Secretary of the Corporation is directed to file the original executed copy of this Consent with the minutes of proceedings of the Board.

IN WITNESS WHEREOF, each of the undersigned has executed this consent as of the date first written above.

DIRECTORS:


---------------------------------------    -------------------------------------
Harvey Kaye, Chairman                      Jan Rowinski


---------------------------------------    -------------------------------------
Matthew J. Cohen                           Kenneth Koock


---------------------------------------    -------------------------------------
Warren V. Blasland, Jr.                    James Bohlig


---------------------------------------
Lynden Rose

                                    EXHIBIT A


                        Purchase Rights Grant Information

-------------------------- --------------------------- -------------------------
Name                       No. Shares                  Purchase Price*
-------------------------- --------------------------- -------------------------

-------------------------- --------------------------- -------------------------

-------------------------- --------------------------- -------------------------

-------------------------- --------------------------- -------------------------

-------------------------- --------------------------- -------------------------

-------------------------- --------------------------- -------------------------

-------------------------- --------------------------- -------------------------

-------------------------- --------------------------- -------------------------

-------------------------- --------------------------- -------------------------

-------------------------- --------------------------- -------------------------


* The per share purchase price must be at least 85% of the Fair Market Value (as such term is defined in the Plan) of the underlying share as of the date of grant.